UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Balanced Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Balanced Fund

Eaton Vance

Balanced Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period opened in January 2020, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus — soon to be known as COVID-19 — turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets, along with credit markets, plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm investment markets and initiated a rally in equity and credit assets that began in April and lasted through most of the summer. As consumers started to emerge from COVID-19 lockdowns and factories gradually resumed production, stock and corporate bond prices reflected investor optimism.

Midway through August 2020, however, the bond market rally stalled, and equity prices retreated in September. Asset prices on Wall Street began to reflect the reality on Main Street, where COVID-19 cases were on the rise in nearly every state. Concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional stimulus relief weighed on asset prices throughout September and October.

But in the final two months of the period, equity and credit markets reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged markets through much of the fall. The announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials — and the first distribution of vaccines in December — boosted investor optimism and asset prices.

For the period as a whole, the S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%, reflecting the dominance of technology stocks in the spring and summer rally. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Meanwhile, most fixed-income asset classes delivered positive returns during the period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 7.51%. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield ETFs — the Bloomberg Barclays U.S. Corporate Bond Index returned 9.89%. High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period, and the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11% for the period as a whole.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Balanced Fund (the Fund) returned 14.20% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the S&P 500® Index (the Index), which returned 18.40%. At period-end, 61% of the Fund was invested in equities through Stock Portfolio, while 39% was invested in fixed-income securities through Core Bond Portfolio.

In the Fund’s equity allocation, selections in the materials, financials, and real estate sectors detracted from Fund performance versus the Index. Within financials, the Fund’s overweight position relative to the Index in American International Group, Inc. (AIG), an international finance and insurance company, hurt returns relative to the Index. AIG’s stock price fell on investor concerns over a lack of transparency in the company’s insurance business. The potential for escalating life insurance liabilities due to deaths from COVID-19 weighed on AIG’s share price as well. The security was sold during the period.

The Fund’s underweight position in home improvement retailer Lowe’s Companies, Inc. (Lowe’s) in the consumer discretionary sector also detracted from performance relative to the Index. Lowe’s stock outperformed the Index due to strong sales from consumers spending more time on home improvement projects in response to pandemic lockdown measures.

In contrast, the Stock Portfolio’s stock selections in the health care, consumer discretionary, and utilities sectors contributed to Fund performance versus the Index during the period. Within health care, the Fund’s overweight position in Catalent, Inc. (Catalent), which provides services that help pharmaceutical and biotech firms develop and manufacture drugs, contributed to performance versus the Index. Catalent’s stock price rose during the period as the search for a COVID-19 vaccine increased demand for the company’s services. By period-end, Catalent was sold due to concerns about its increased valuation.

The Fund’s overweight position in e-commerce giant Amazon. com, Inc. (Amazon) aided returns relative to the Index in the consumer discretionary sector. As COVID-19 forced consumers in U.S. and overseas markets to stay at home, Amazon benefited from an accelerating shift to online purchasing and a significant rise in subscriptions to its Amazon Prime service, which offers fast shipping and streaming online entertainment.

Within the Fund’s fixed-income allocation, sector allocation helped Fund returns relative to its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Secondary Index). Overweight positions, relative to the Secondary Index, in investment-grade and high yield corporate bonds contributed to relative performance, as both sectors outperformed the Secondary Index during the period. An underweight position in U.S. Treasurys, which underperformed the Secondary Index, aided relative returns as well, as did security selection in investment-grade bonds.

Conversely, Core Bond Portfolio’s shorter-than-Secondary-Index duration detracted from relative performance as interest rates fell during the period. Security selection in the collateralized mortgage-backed securities sector also detracted from performance relative to the Secondary Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Balanced Fund

December 31, 2020

Performance2,3

Portfolio Managers Charles B. Gaffney, Vishal Khanduja, CFA and Brian S. Ellis, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	04/01/1932	04/01/1932	14.20%	10.11%	9.54%
Class A with 5.75% Maximum Sales Charge	—	—	7.65	8.81	8.90
Class C at NAV	11/02/1993	04/01/1932	13.21	9.29	8.72
Class C with 1% Maximum Sales Charge	—	—	12.21	9.29	8.72
Class I at NAV	09/28/2012	04/01/1932	14.36	10.38	9.76
Class R at NAV	05/02/2016	04/01/1932	13.89	9.86	9.42
Class R6 at NAV	05/02/2016	04/01/1932	14.41	10.43	9.79

S&P 500® Index	—	—	18.40%	15.20%	13.87%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	7.51	4.43	3.84
Blended Index	—	—	14.73	11.11	10.02

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

	0.98%	1.73%	0.73%	1.23%	0.68%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$23,090	N.A.
Class I	$250,000	12/31/2010	$635,107	N.A.
Class R	$10,000	12/31/2010	$24,613	N.A.
Class R6	$1,000,000	12/31/2010	$2,546,635	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Balanced Fund

December 31, 2020

Fund Profile5

Asset Allocation (% of total investments)

Fixed Income Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Balanced Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Blended Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). References to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Balanced Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,140.70	$5.17	0.96%
Class C	$1,000.00	$1,134.80	$9.18	1.71%
Class I	$1,000.00	$1,140.90	$3.82	0.71%
Class R	$1,000.00	$1,138.70	$6.50	1.21%
Class R6	$1,000.00	$1,141.10	$3.55	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.88	0.96%
Class C	$1,000.00	$1,016.50	$8.67	1.71%
Class I	$1,000.00	$1,021.60	$3.61	0.71%
Class R	$1,000.00	$1,019.10	$6.14	1.21%
Class R6	$1,000.00	$1,021.80	$3.35	0.66%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Balanced Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Investment in Core Bond Portfolio, at value (identified cost, $401,656,184)	$414,913,771

Investment in Stock Portfolio, at value (identified cost, $467,639,547)	688,569,070

Receivable for Fund shares sold	1,932,435

Total assets	$1,105,415,276

Liabilities

Payable for Fund shares redeemed	$1,540,576

Payable to affiliates:

Administration fee	36,665

Distribution and service fees	292,124

Trustees’ fees	125

Accrued expenses	213,656

Total liabilities	$2,083,146

Net Assets	$1,103,332,130

Sources of Net Assets

Paid-in capital	$840,009,118

Distributable earnings	263,323,012

Net Assets	$1,103,332,130

Class A Shares

Net Assets	$391,745,447

Shares Outstanding	35,854,987

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.93

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$11.60

Class C Shares

Net Assets	$248,248,800

Shares Outstanding	22,621,010

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.97

Class I Shares

Net Assets	$399,991,480

Shares Outstanding	36,594,166

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.93

Class R Shares

Net Assets	$8,958,034

Shares Outstanding	822,847

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.89

Class R6 Shares

Net Assets	$54,388,369

Shares Outstanding	4,974,757

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends allocated from Portfolios (net of foreign taxes, $99,574)	$8,845,790

Interest allocated from Portfolios (net of foreign taxes, $215)	11,352,128

Expenses allocated from Portfolios	(5,653,902)

Total investment income from Portfolios	$14,544,016

Expenses

Administration fee	$390,931

Distribution and service fees

Class A	876,402

Class C	2,335,028

Class R	34,842

Trustees’ fees and expenses	500

Custodian fee	57,250

Transfer and dividend disbursing agent fees	617,739

Legal and accounting services	61,398

Printing and postage	71,113

Registration fees	95,011

Miscellaneous	16,234

Total expenses	$4,556,448

Deduct —

Allocation of expenses to affiliate	$2,894

Total expense reductions	$2,894

Net expenses	$4,553,554

Net investment income	$9,990,462

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —

Investment transactions	$23,964,934

Financial futures contracts	3,166,844

Foreign currency transactions	(5,583)

Net realized gain	$27,126,195

Change in unrealized appreciation (depreciation) —

Investments	$90,779,890

Financial futures contracts	767,722

Foreign currency	5,759

Net change in unrealized appreciation (depreciation)	$91,553,371

Net realized and unrealized gain	$118,679,566

Net increase in net assets from operations	$128,670,028

8	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$9,990,462	$10,730,617

Net realized gain	27,126,195	40,447,753

Net change in unrealized appreciation (depreciation)	91,553,371	127,975,689

Net increase in net assets from operations	$128,670,028	$179,154,059

Distributions to shareholders —

Class A	$(10,456,739)	$(13,354,072)

Class B	—	(4,525)

Class C	(5,130,327)	(7,054,249)

Class I	(11,253,330)	(12,155,136)

Class R	(196,176)	(180,605)

Class R6	(1,477,889)	(1,599,307)

Total distributions to shareholders	$(28,514,461)	$(34,347,894)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$47,620,940	$53,482,468

Class B	—	190

Class C	43,428,512	33,197,069

Class I	150,692,083	130,863,717

Class R	4,816,779	3,294,963

Class R6	12,562,344	13,926,389

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	9,554,240	12,267,588

Class B	—	4,171

Class C	4,944,091	6,717,511

Class I	9,709,480	10,372,652

Class R	196,176	180,605

Class R6	1,477,889	1,599,307

Cost of shares redeemed

Class A	(66,273,917)	(85,709,944)

Class B	—	(271,291)

Class C	(49,282,812)	(44,503,151)

Class I	(116,788,976)	(69,730,525)

Class R	(2,754,390)	(669,135)

Class R6	(6,706,016)	(7,122,601)

Net asset value of shares converted(1)

Class A	10,809,311	20,785,169

Class B	—	(1,316,238)

Class C	(10,809,311)	(19,468,931)

Net increase in net assets from Fund share transactions	$43,196,423	$57,899,983

Other capital —

Portfolio transaction fee contributed to Stock Portfolio	$(236,591)	$(279,711)

Portfolio transaction fee allocated from Stock Portfolio	236,978	264,070

Net increase (decrease) in net assets from other capital	$387	$(15,641)

Net increase in net assets	$143,352,377	$202,690,507

Net Assets

At beginning of year	$959,979,753	$757,289,246

At end of year	$1,103,332,130	$959,979,753

(1)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$9.850		$8.280		$9.110		$8.410		$8.190

Income (Loss) From Operations

Net investment income(1)	$0.110		$0.125		$0.132		$0.124		$0.114

Net realized and unrealized gain (loss)	1.266		1.819		(0.424)		1.003		0.261

Total income (loss) from operations	$1.376		$1.944		$(0.292)		$1.127		$0.375

Less Distributions

From net investment income	$(0.118)		$(0.127)		$(0.146)		$(0.139)		$(0.123)

From net realized gain	(0.178)		(0.247)		(0.392)		(0.288)		(0.032)

Total distributions	$(0.296)		$(0.374)		$(0.538)		$(0.427)		$(0.155)

Portfolio transaction fee, net(1)	$0.000	(2)	$(0.000	)(2)	$(0.000	)(2)	$0.000	(2)	$(0.000	)(2)

Net asset value — End of year	$10.930		$9.850		$8.280		$9.110		$8.410

Total Return(3)	14.20	%(4)	23.63%		(3.43	)%(4)	13.53	%(4)	4.60	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$391,745		$353,169		$294,742		$333,860		$374,579

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.96	%(4)	0.98%		0.98	%(4)	0.98	%(4)	0.98	%(4)

Net investment income	1.10%		1.34%		1.45%		1.41%		1.38%

Portfolio Turnover of the Fund(6)	11%		12%		7%		4%		11%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005 or $(0.0005), as applicable.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005%, 0.03%, 0.01% and 0.03% of average daily net assets for the years ended December 31, 2020, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$9.900		$8.310		$9.140		$8.440		$8.220

Income (Loss) From Operations

Net investment income(1)	$0.036		$0.055		$0.064		$0.058		$0.052

Net realized and unrealized gain (loss)	1.257		1.837		(0.426)		1.001		0.266

Total income (loss) from operations	$1.293		$1.892		$(0.362)		$1.059		$0.318

Less Distributions

From net investment income	$(0.045)		$(0.055)		$(0.076)		$(0.071)		$(0.066)

From net realized gain	(0.178)		(0.247)		(0.392)		(0.288)		(0.032)

Total distributions	$(0.223)		$(0.302)		$(0.468)		$(0.359)		$(0.098)

Portfolio transaction fee, net(1)	$0.000	(2)	$(0.000	)(2)	$(0.000	)(2)	$0.000	(2)	$(0.000	)(2)

Net asset value — End of year	$10.970		$9.900		$8.310		$9.140		$8.440

Total Return(3)	13.21	%(4)	22.71%		(4.03	)%(4)	12.63	%(4)	3.88	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$248,249		$236,215		$221,669		$258,844		$254,656

Ratios (as a percentage of average daily net assets):(5)

Expenses	1.71	%(4)	1.73%		1.73	%(4)	1.73	%(4)	1.73	%(4)

Net investment income	0.36%		0.59%		0.70%		0.65%		0.63%

Portfolio Turnover of the Fund(6)	11%		12%		7%		4%		11%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005 or $(0.0005), as applicable.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005%, 0.03%, 0.01% and 0.03% of average daily net assets for the years ended December 31, 2020, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$9.860		$8.280		$9.110		$8.410		$8.190

Income (Loss) From Operations

Net investment income(1)	$0.134		$0.149		$0.156		$0.147		$0.137

Net realized and unrealized gain (loss)	1.257		1.830		(0.425)		1.002		0.258

Total income (loss) from operations	$1.391		$1.979		$(0.269)		$1.149		$0.395

Less Distributions

From net investment income	$(0.143)		$(0.152)		$(0.169)		$(0.161)		$(0.143)

From net realized gain	(0.178)		(0.247)		(0.392)		(0.288)		(0.032)

Total distributions	$(0.321)		$(0.399)		$(0.561)		$(0.449)		$(0.175)

Portfolio transaction fee, net(1)	$0.000	(2)	$(0.000	)(2)	$(0.000	)(2)	$0.000	(2)	$(0.000	)(2)

Net asset value — End of year	$10.930		$9.860		$8.280		$9.110		$8.410

Total Return(3)	14.36	%(4)	24.07%		(3.19	)%(4)	13.81	%(4)	4.86	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$399,991		$322,436		$208,740		$220,522		$211,211

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.71	%(4)	0.73%		0.73	%(4)	0.73	%(4)	0.73	%(4)

Net investment income	1.34%		1.59%		1.70%		1.66%		1.63%

Portfolio Turnover of the Fund(6)	11%		12%		7%		4%		11%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005 or $(0.0005), as applicable.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005%, 0.03%, 0.01% and 0.03% of average daily net assets for the years ended December 31, 2020, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Financial Highlights — continued

	Class R

	Year Ended December 31,								Period Ended December 31, 2016(1)
	2020		2019		2018		2017

Net asset value — Beginning of period	$9.820		$8.260		$9.090		$8.400		$8.290

Income (Loss) From Operations

Net investment income(2)	$0.083		$0.102		$0.115		$0.104		$0.075

Net realized and unrealized gain (loss)	1.261		1.812		(0.423)		0.996		0.152

Total income (loss) from operations	$1.344		$1.914		$(0.308)		$1.100		$0.227

Less Distributions

From net investment income	$(0.096)		$(0.107)		$(0.130)		$(0.122)		$(0.085)

From net realized gain	(0.178)		(0.247)		(0.392)		(0.288)		(0.032)

Total distributions	$(0.274)		$(0.354)		$(0.522)		$(0.410)		$(0.117)

Portfolio transaction fee, net(2)	$0.000	(3)	$(0.000	)(3)	$(0.000	)(3)	$0.000	(3)	$(0.000	)(3)

Net asset value — End of period	$10.890		$9.820		$8.260		$9.090		$8.400

Total Return(4)	13.89	%(5)	23.31%		(3.61	)%(5)	13.22	%(5)	2.73	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,958		$5,905		$2,514		$561		$178

Ratios (as a percentage of average daily net assets):(7)

Expenses	1.21	%(5)	1.23%		1.23	%(5)	1.23	%(5)	1.23	%(5)(8)

Net investment income	0.84%		1.08%		1.27%		1.17%		1.33	%(8)

Portfolio Turnover of the Fund(9)	11%		12%		7%		4%		11	%(10)

(1)	For the period from commencement of operations on May 2, 2016 to December 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005 or $(0.0005), as applicable.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005%, 0.03%, 0.01% and 0.03% of average daily net assets for the years ended December 31, 2020, 2018 and 2017 and the period ended December 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)	Annualized.

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Fund’s year ended December 31, 2016.

13	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended December 31,								Period Ended December 31, 2016(1)
	2020		2019		2018		2017

Net asset value — Beginning of period	$9.860		$8.280		$9.110		$8.420		$8.300

Income (Loss) From Operations

Net investment income(2)	$0.139		$0.153		$0.160		$0.146		$0.088

Net realized and unrealized gain (loss)	1.256		1.829		(0.423)		0.999		0.170

Total income (loss) from operations	$1.395		$1.982		$(0.263)		$1.145		$0.258

Less Distributions

From net investment income	$(0.147)		$(0.155)		$(0.175)		$(0.167)		$(0.106)

From net realized gain	(0.178)		(0.247)		(0.392)		(0.288)		(0.032)

Total distributions	$(0.325)		$(0.402)		$(0.567)		$(0.455)		$(0.138)

Portfolio transaction fee, net(2)	$0.000	(3)	$(0.000	)(3)	$(0.000	)(3)	$0.000	(3)	$(0.000	)(3)

Net asset value — End of period	$10.930		$9.860		$8.280		$9.110		$8.420

Total Return(4)	14.41	%(5)	24.11%		(3.13	)%(5)	13.75	%(5)	3.11	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,388		$42,255		$28,215		$27,492		$7

Ratios (as a percentage of average daily net assets):(7)

Expenses	0.67	%(5)	0.68%		0.69	%(5)	0.69	%(5)	0.69	%(5)(8)

Net investment income	1.39%		1.63%		1.74%		1.62%		1.58	%(8)

Portfolio Turnover of the Fund(9)	11%		12%		7%		4%		11	%(10)

(1)	For the period from commencement of operations on May 2, 2016 to December 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005 or $(0.0005), as applicable.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The administrator of the Fund reimbursed certain operating expenses (equal to less than 0.005%, 0.03%, 0.01% and 0.03% of average daily net assets for the years ended December 31, 2020, 2018 and 2017 and the period ended December 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)	Annualized.

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Fund’s year ended December 31, 2016.

14	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term growth of capital. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Fund’s proportionate interest in each of the Portfolio’s net assets at December 31, 2020 were as follows: Core Bond Portfolio (72.0%) and Stock Portfolio (85.6%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Stock Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of Core Bond Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Stock Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Core Bond Portfolio.

Additional valuation policies for Core Bond Portfolio (the Portfolio) are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Preferred Securities. Preferred securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

15

Eaton Vance

Balanced Fund

December 31, 2020

Notes to Financial Statements — continued

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$13,009,583	$14,517,243

Long-term capital gains	$15,504,878	$19,830,651

During the year ended December 31, 2020, distributable earnings was decreased by $2,674,215 and paid-in capital was increased by $2,674,215 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$1,896,173

Undistributed long-term capital gains	$16,659,438

Net unrealized appreciation	$244,767,401

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. Pursuant to an investment advisory agreement effective October 18, 2018, between the Fund and EVM, the investment adviser fee is computed on investable Fund assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser (“Investable Assets”) at the following annual rates: for equity securities — 0.600% up to $500 million and 0.575% from $500 million up to $1 billion of the Fund’s average daily net Investable Assets and at reduced rates when average daily net Investable Assets are $1 billion or more; and for income securities and cash — 0.450% up to $1 billion of the Fund’s average daily net Investable Assets, and at reduced rates when average daily net Investable Assets are $1 billion or more. For the year ended December 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended December 31, 2020, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $5,240,843 or 0.54% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.04% of the Fund’s average daily net assets. For the year ended December 31, 2020, the administration fee amounted to $390,931. Prior to May 1, 2020, EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceeded 0.98%, 1.73%, 0.73%, 1.23% and 0.69% of the Fund’s average daily net

16

Eaton Vance

Balanced Fund

December 31, 2020

Notes to Financial Statements — continued

assets for Class A, Class C, Class I, Class R and Class R6, respectively. Pursuant to this agreement, EVM was allocated $2,894 of the Fund’s operating expenses with respect to Class A, Class C, Class I and Class R for the year ended December 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $68,169 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, received $104,401 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $876,402 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $1,751,271 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2020, the Fund paid or accrued to EVD $17,421 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $583,757 and $17,421 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $6,000 and $24,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2020, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Core Bond Portfolio	$46,925,905	$47,902,350

Stock Portfolio	69,203,826	57,682,126

In addition, a Portfolio transaction fee is imposed by Stock Portfolio on the combined daily inflows or outflows of the Fund and Stock Portfolio’s other investors as more fully described at Note 1H of Stock Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in Stock Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

17

Eaton Vance

Balanced Fund

December 31, 2020

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	4,813,211	5,704,561

Issued to shareholders electing to receive payments of distributions in Fund shares	930,732	1,274,423

Redemptions	(6,790,102)	(9,108,143)

Converted from Class B shares	—	146,241

Converted from Class C shares	1,053,868	2,227,942

Net increase	7,709	245,024

	Year Ended December 31,
Class B		2019(1)

Sales		21

Issued to shareholders electing to receive payments of distributions in Fund shares		447

Redemptions		(29,604)

Converted to Class A shares		(140,376)

Net decrease		(169,512)

	Year Ended December 31,
Class C	2020	2019

Sales	4,375,005	3,509,184

Issued to shareholders electing to receive payments of distributions in Fund shares	476,999	691,129

Redemptions	(5,047,848)	(4,767,786)

Converted to Class A shares	(1,049,710)	(2,225,270)

Net decrease	(1,245,554)	(2,792,743)

	Year Ended December 31,
Class I	2020	2019

Sales	15,325,303	13,916,289

Issued to shareholders electing to receive payments of distributions in Fund shares	945,942	1,076,617

Redemptions	(12,394,401)	(7,480,042)

Net increase	3,876,844	7,512,864

18

Eaton Vance

Balanced Fund

December 31, 2020

Notes to Financial Statements — continued

	Year Ended December 31,
Class R	2020	2019

Sales	479,598	348,702

Issued to shareholders electing to receive payments of distributions in Fund shares	19,119	18,726

Redemptions	(277,171)	(70,599)

Net increase	221,546	296,829

	Year Ended December 31,
Class R6	2020	2019

Sales	1,232,668	1,459,105

Issued to shareholders electing to receive payments of distributions in Fund shares	143,855	166,020

Redemptions	(688,563)	(745,068)

Net increase	687,960	880,057

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2020 and December 31, 2019, the Fund’s investment in Core Bond Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Stock Portfolio were valued based on Level 1 inputs.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

19

Eaton Vance

Balanced Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Balanced Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Fund designates approximately $8,222,492, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 57.60% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $26,394,371 or, if subsequently determined to be different, the net capital gain of such year.

21

Stock Portfolio

December 31, 2020

Portfolio of Investments

Common Stocks — 99.9%
Security	Shares	Value

Banks — 5.0%

JPMorgan Chase & Co.	176,020	$22,366,861

PNC Financial Services Group, Inc. (The)	121,240	18,064,760

		$40,431,621

Beverages — 2.3%

PepsiCo, Inc.	125,100	$18,552,330

		$18,552,330

Biotechnology — 3.1%

AbbVie, Inc.	154,300	$16,533,245

Vertex Pharmaceuticals, Inc.(1)	34,300	8,106,462

		$24,639,707

Building Products — 1.6%

Trane Technologies PLC	90,600	$13,151,496

		$13,151,496

Capital Markets — 5.3%

BlackRock, Inc.	19,900	$14,358,646

Intercontinental Exchange, Inc.	124,500	14,353,605

Tradeweb Markets, Inc., Class A	224,739	14,034,951

		$42,747,202

Commercial Services & Supplies — 1.2%

Waste Management, Inc.	81,082	$9,562,000

		$9,562,000

Communications Equipment — 1.1%

Cisco Systems, Inc.	199,300	$8,918,675

		$8,918,675

Containers & Packaging — 1.1%

AptarGroup, Inc.	66,100	$9,048,429

		$9,048,429

Electric Utilities — 1.5%

NextEra Energy, Inc.	155,084	$11,964,731

		$11,964,731

Electrical Equipment — 1.9%

AMETEK, Inc.	125,400	$15,165,876

		$15,165,876

Security	Shares	Value

Entertainment — 1.9%

Walt Disney Co. (The)(1)	82,300	$14,911,114

		$14,911,114

Equity Real Estate Investment Trusts (REITs) — 1.8%

American Tower Corp.	63,700	$14,298,102

		$14,298,102

Food & Staples Retailing — 2.3%

Sysco Corp.	246,100	$18,275,386

		$18,275,386

Food Products — 1.5%

Mondelez International, Inc., Class A	202,220	$11,823,803

		$11,823,803

Health Care Equipment & Supplies — 5.8%

Abbott Laboratories	144,300	$15,799,407

Boston Scientific Corp.(1)	375,900	13,513,605

Danaher Corp.	78,066	17,341,581

		$46,654,593

Health Care Providers & Services — 2.1%

Anthem, Inc.	52,860	$16,972,817

		$16,972,817

Hotels, Restaurants & Leisure — 1.6%

Marriott International, Inc., Class A	99,100	$13,073,272

		$13,073,272

Insurance — 1.1%

Travelers Cos., Inc. (The)	64,900	$9,110,013

		$9,110,013

Interactive Media & Services — 7.8%

Alphabet, Inc., Class C(1)	20,529	$35,964,345

Facebook, Inc., Class A(1)	99,044	27,054,859

		$63,019,204

Internet & Direct Marketing Retail — 6.4%

Amazon.com, Inc.(1)	15,722	$51,205,454

		$51,205,454

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 11.2%

Automatic Data Processing, Inc.	67,300	$11,858,260

Cognizant Technology Solutions Corp., Class A	181,612	14,883,103

Fidelity National Information Services, Inc.	57,700	8,162,242

Nuvei Corp.(1)	99,300	5,980,839

PayPal Holdings, Inc.(1)	65,700	15,386,940

Shift4 Payments, Inc., Class A(1)	104,000	7,841,600

Visa, Inc., Class A	119,800	26,203,854

		$90,316,838

Life Sciences Tools & Services — 1.8%

Thermo Fisher Scientific, Inc.	31,400	$14,625,492

		$14,625,492

Machinery — 2.4%

Ingersoll Rand, Inc.(1)	182,520	$8,315,611

Stanley Black & Decker, Inc.	60,900	10,874,304

		$19,189,915

Multi-Utilities — 1.1%

Sempra Energy	66,542	$8,478,116

		$8,478,116

Oil, Gas & Consumable Fuels — 1.5%

Chevron Corp.	81,700	$6,899,565

Phillips 66	78,825	5,513,021

		$12,412,586

Pharmaceuticals — 1.0%

Zoetis, Inc.	49,300	$8,159,150

		$8,159,150

Road & Rail — 1.4%

Union Pacific Corp.	55,000	$11,452,100

		$11,452,100

Semiconductors & Semiconductor Equipment — 3.0%

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	114,923	$12,531,204

Texas Instruments, Inc.	71,479	11,731,848

		$24,263,052

Software — 8.3%

Intuit, Inc.	18,836	$7,154,855

Microsoft Corp.	246,820	54,897,704

nCino, Inc.(1)	61,286	4,437,719

		$66,490,278

Security	Shares	Value

Specialty Retail — 3.8%

Lowe’s Cos., Inc.	98,700	$15,842,337

TJX Cos., Inc. (The)	218,540	14,924,097

		$30,766,434

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc.	388,388	$51,535,204

		$51,535,204

Wireless Telecommunication Services — 1.6%

T-Mobile US, Inc.(1)	93,020	$12,543,747

		$12,543,747

Total Common Stocks (identified cost $531,141,104)		$803,758,737

Short-Term Investments — 0.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(2)	6,475,259	$6,475,259

Total Short-Term Investments (identified cost $6,475,259)		$6,475,259

Total Investments — 100.7% (identified cost $537,616,363)		$810,233,996

Other Assets, Less Liabilities — (0.7)%		$(5,788,027)

Net Assets — 100.0%		$804,445,969

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

Abbreviations:

ADR	–	American Depositary Receipt

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $531,141,104)	$803,758,737

Affiliated investment, at value (identified cost, $6,475,259)	6,475,259

Foreign currency, at value (identified cost, $313)	314

Dividends receivable	443,202

Dividends receivable from affiliated investment	546

Tax reclaims receivable	167,997

Total assets	$810,846,055

Liabilities

Payable for investments purchased	$5,864,591

Payable to affiliates:

Investment adviser fee	393,198

Trustees’ fees	9,150

Accrued expenses	133,147

Total liabilities	$6,400,086

Net Assets applicable to investors’ interest in Portfolio	$804,445,969

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $117,697)	$10,219,798

Dividends from affiliated investment	26,840

Total investment income	$10,246,638

Expenses

Investment adviser fee	$4,102,456

Trustees’ fees and expenses	44,450

Custodian fee	180,632

Legal and accounting services	56,519

Miscellaneous	24,647

Total expenses	$4,408,704

Net investment income	$5,837,934

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$18,281,136

Investment transactions — affiliated investment	721

Foreign currency transactions	(6,658)

Net realized gain	$18,275,199

Change in unrealized appreciation (depreciation) —

Investments	$96,269,641

Investments — affiliated investment	(264)

Foreign currency	6,762

Net change in unrealized appreciation (depreciation)	$96,276,139

Net realized and unrealized gain	$114,551,338

Net increase in net assets from operations	$120,389,272

25	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$5,837,934	$6,172,602

Net realized gain	18,275,199	37,236,935

Net change in unrealized appreciation (depreciation)	96,276,139	139,853,795

Net increase in net assets from operations	$120,389,272	$183,263,332

Capital transactions —

Contributions	$78,327,454	$63,196,014

Withdrawals	(78,095,172)	(79,842,250)

Portfolio transaction fee	276,897	315,199

Net increase (decrease) in net assets from capital transactions	$509,179	$(16,331,037)

Net increase in net assets	$120,898,451	$166,932,295

Net Assets

At beginning of year	$683,547,518	$516,615,223

At end of year	$804,445,969	$683,547,518

26	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.64%	0.63%	0.64%	0.64%	0.65%

Net investment income	0.84%	0.99%	1.14%	1.38%	1.60%

Portfolio Turnover	70%	55%	90%	101%	118%

Total Return	18.61%	35.47%	(5.57)%	20.31%	7.14%

Net assets, end of year (000’s omitted)	$804,446	$683,548	$516,615	$647,405	$640,973

27	See Notes to Financial Statements.

Stock Portfolio

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2020, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 13.4%, 0.9% and 85.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

28

Stock Portfolio

December 31, 2020

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and 0.575% from $500 million but less than $1 billion, and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2020, the Portfolio’s investment adviser fee amounted to $4,102,456 or 0.59% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $496,240,065 and $484,697,281, respectively, for the year ended December 31, 2020.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$540,800,566

Gross unrealized appreciation	$272,459,067

Gross unrealized depreciation	(3,025,637)

Net unrealized appreciation	$269,433,430

29

Stock Portfolio

December 31, 2020

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

6  Investments in Affiliated Funds

At December 31, 2020, the value of the Portfolio’s investment in affiliated funds was $6,475,259, which represents 0.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$5,512,026	$136,211,330	$(135,248,554)	$721	$(264)	$6,475,259	$26,840	6,475,259

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$803,758,737	*	$—	$—	$803,758,737

Short-Term Investments	—		6,475,259	—	6,475,259

Total Investments	$803,758,737		$6,475,259	$—	$810,233,996

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in

30

Stock Portfolio

December 31, 2020

Notes to Financial Statements — continued

general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

9  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Portfolio interest holders at a joint special meeting of interest holders held on February 19, 2021, and would take effect upon consummation of the transaction.

31

Stock Portfolio

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

32

Eaton Vance

Balanced Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Balanced Fund, Core Bond Portfolio and Stock Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Balanced Fund	Eaton Vance Management	None

Core Bond Portfolio	Boston Management and Research	None

Stock Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

33

Eaton Vance

Balanced Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

34

Eaton Vance

Balanced Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

35

Eaton Vance

Balanced Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an

36

Eaton Vance

Balanced Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

37

Eaton Vance

Balanced Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Core Bond Portfolio (CBP) and Stock Portfolio (SP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

38

Eaton Vance

Balanced Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021). Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust and of CBP	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

39

Eaton Vance

Balanced Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Edward J. Perkin 1972	President of SP	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

40

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

41

This Page Intentionally Left Blank

Investment Adviser of Core Bond Portfolio and Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Balanced Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

162    12.31.20

Eaton Vance

Core Bond Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Core Bond Fund

Eaton Vance

Core Bond Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began on January 1, 2020, interest rates were trending modestly upward amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations.

However, news of a novel coronavirus outbreak in China quickly raised investor concerns and led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic in February and March, it ended the longest-ever period of U.S. economic expansion and brought about a global economic slowdown. Credit markets, along with equity markets, declined in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020, along with other measures designed to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. These actions helped calm investment markets and reinforced the fixed-income rally that began in April and lasted through most of the summer.

Midway through August, however, the fixed-income rally stalled as investors grew concerned about a resurgence of what had become known as COVID-19 and the consequences for the nascent economic recovery. In the fourth quarter, positive vaccine news and ongoing policy support lifted investor sentiment, producing broad gains in risk markets and adding to positive returns from the second and third quarters of the year.

In the fourth quarter, the Fed held rates steady and continued its bond-purchasing program. Overseas, major central banks also held rates low, and the European Central Bank and Bank of England increased the sizes of their bond-buying programs. France and Japan, among others, unveiled new COVID-19 aid packages. After prolonged negotiations, the U.S. Congress passed a $900-billion economic stimulus package in the final days of 2020.

For the period as a whole, most fixed-income asset classes delivered positive returns, with strong gains from April through mid-August 2020, which generally compensated for losses in March. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 7.51% during the period. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield ETFs — the Bloomberg Barclays U.S. Corporate Bond Index returned 9.89% during the period.

High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period as investors searched for yield in a low-rate environment. For the period as a whole, the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11%.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Core Bond Fund (the Fund) returned 7.88% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned 7.51%.

The Fund’s sector-allocation positioning contributed most to returns relative to the Index during the period. An overweight allocation to investment-grade corporate bonds was particularly beneficial. Security selection within investment-grade corporate bonds further contributed to outperformance versus the Index. An underweight exposure to U.S. Treasurys and an out-of-Index allocation to high yield securities were additional contributors to relative performance during the period.

Despite strong security selection within investment-grade corporate bonds, the Fund’s security selection overall detracted from returns relative to the Index during the period. Selection within commercial mortgage-backed securities and asset-backed securities particularly weighed on returns relative to the Index. The Fund’s shorter-than Index duration further detracted from relative returns as short-term interest rates declined during the period.

The Fund’s use of derivatives had a positive impact on returns relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Core Bond Fund

December 31, 2020

Performance2,3

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	01/05/2009	03/07/2000	7.88%	4.52%	3.75%
Class A with 4.75% Maximum Sales Charge	—	—	2.75	3.52	3.26
Class I at NAV	03/21/2007	03/07/2000	8.16	4.76	4.01

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	7.51%	4.43%	3.84%

% Total Annual Operating Expense Ratios[4]				Class A	Class I

Gross				0.85%	0.60%
Net				0.74	0.49

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	12/31/2010	$370,701	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Core Bond Fund

December 31, 2020

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Core Bond Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

Fund profile subject to change due to active management.

Additional Information

Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance

Core Bond Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,046.30	$3.81	**	0.74%
Class I	$1,000.00	$1,047.70	$2.52	**	0.49%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.76	**	0.74%
Class I	$1,000.00	$1,022.70	$2.49	**	0.49%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Core Bond Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Investment in Core Bond Portfolio, at value (identified cost, $155,573,621)	$161,039,473

Receivable for Fund shares sold	781,110

Receivable from affiliate	13,544

Total assets	$161,834,127

Liabilities

Payable for Fund shares redeemed	$171,043

Distributions payable	7,675

Payable to affiliates:

Distribution and service fees	4,542

Trustees’ fees	125

Accrued expenses	55,087

Total liabilities	$238,472

Net Assets	$161,595,655

Sources of Net Assets

Paid-in capital	$157,686,981

Distributable earnings	3,908,674

Total	$161,595,655

Class A Shares

Net Assets	$21,769,541

Shares Outstanding	2,122,597

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.26

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.77

Class I Shares

Net Assets	$139,826,114

Shares Outstanding	13,655,437

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.24

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Interest allocated from Portfolio (net of foreign taxes, $167)	$4,900,638

Dividends allocated from Portfolio	69,420

Expenses allocated from Portfolio	(822,399)

Total investment income from Portfolio	$4,147,659

Expenses

Distribution and shareholder service fees

Class A	$58,322

Trustees’ fees and expenses	500

Custodian fee	19,844

Transfer and dividend disbursing agent fees	59,768

Legal and accounting services	35,151

Printing and postage	23,684

Registration fees	40,021

Miscellaneous	9,101

Total expenses	$246,391

Deduct —

Allocation of expenses to affiliate	$188,063

Total expense reductions	$188,063

Net expenses	$58,328

Net investment income	$4,089,331

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$3,602,487

Financial futures contracts	1,493,745

Net realized gain	$5,096,232

Change in unrealized appreciation (depreciation) —

Investments	$491,147

Financial futures contracts	684,874

Net change in unrealized appreciation (depreciation)	$1,176,021

Net realized and unrealized gain	$6,272,253

Net increase in net assets from operations	$10,361,584

8	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$4,089,331	$5,396,027

Net realized gain	5,096,232	4,759,662

Net change in unrealized appreciation (depreciation)	1,176,021	5,952,140

Net increase in net assets from operations	$10,361,584	$16,107,829

Distributions to shareholders —

Class A	$(1,146,231)	$(963,106)

Class I	(7,554,364)	(5,772,342)

Total distributions to shareholders	$(8,700,595)	$(6,735,448)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$8,170,627	$12,358,118

Class I	65,035,083	108,295,651

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,095,803	923,776

Class I	7,431,122	5,760,672

Cost of shares redeemed

Class A	(16,300,986)	(11,648,518)

Class I	(111,324,880)	(93,611,358)

Net increase (decrease) in net assets from Fund share transactions	$(45,893,231)	$22,078,341

Net increase (decrease) in net assets	$(44,232,242)	$31,450,722

Net Assets

At beginning of year	$205,827,897	$174,377,175

At end of year	$161,595,655	$205,827,897

9	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$10.010	$9.490	$9.840	$9.690	$9.690

Income (Loss) From Operations

Net investment income(1)	$0.226	$0.260	$0.273	$0.217	$0.168

Net realized and unrealized gain (loss)	0.550	0.587	(0.338)	0.187	0.075

Total income (loss) from operations	$0.776	$0.847	$(0.065)	$0.404	$0.243

Less Distributions

From net investment income	$(0.249)	$(0.278)	$(0.285)	$(0.254)	$(0.243)

From net realized gain	(0.277)	(0.049)	—	—	—

Total distributions	$(0.526)	$(0.327)	$(0.285)	$(0.254)	$(0.243)

Net asset value — End of year	$10.260	$10.010	$9.490	$9.840	$9.690

Total Return(2)(3)	7.88%	9.00%	(0.64)%	4.20%	2.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,770	$28,309	$25,158	$34,064	$37,290

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.74%	0.74%	0.74%	0.75%	0.75%

Net investment income	2.23%	2.63%	2.85%	2.21%	1.69%

Portfolio Turnover of the Portfolio	93%	89%	65%	123%	132%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.12%, 0.11%, 0.11%, 0.11% and 0.11% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$9.990	$9.470	$9.830	$9.680	$9.680

Income (Loss) From Operations

Net investment income(1)	$0.251	$0.283	$0.282	$0.241	$0.193

Net realized and unrealized gain (loss)	0.550	0.588	(0.333)	0.187	0.074

Total income (loss) from operations	$0.801	$0.871	$(0.051)	$0.428	$0.267

Less Distributions

From net investment income	$(0.274)	$(0.302)	$(0.309)	$(0.278)	$(0.267)

From net realized gain	(0.277)	(0.049)	—	—	—

Total distributions	$(0.551)	$(0.351)	$(0.309)	$(0.278)	$(0.267)

Net asset value — End of year	$10.240	$9.990	$9.470	$9.830	$9.680

Total Return(2)(3)	8.16%	9.29%	(0.50)%	4.47%	2.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$139,826	$177,519	$149,220	$130,714	$115,294

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)	0.49%	0.49%	0.49%	0.50%	0.50%

Net investment income	2.47%	2.87%	2.95%	2.46%	1.95%

Portfolio Turnover of the Portfolio	93%	89%	65%	123%	132%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.12%, 0.11%, 0.11%, 0.11% and 0.11% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Core Bond Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Core Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (28.0% at December 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Core Bond Fund

December 31, 2020

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$6,983,447	$6,671,580

Long-term capital gains	$1,717,148	$63,868

During the year ended December 31, 2020, distributable earnings was decreased by $651,791 and paid-in capital was increased by $651,791 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$56,622

Undistributed long-term capital gains	$35,551

Net unrealized appreciation	$3,824,176

Distributions payable	$(7,675)

3  Transactions with Affiliates

Eaton Vance Management (EVM), a wholly-owned subsidiary of Eaton Vance Corp., serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.74% and 0.49% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2021. Pursuant to this agreement, EVM was allocated $188,063 of the Fund’s operating expenses for the year ended December 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $5,018 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,790 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $58,322 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class A shareholders.

13

Eaton Vance

Core Bond Fund

December 31, 2020

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended December 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $33,400,757 and $87,956,558, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	806,682	1,260,246

Issued to shareholders electing to receive payments of distributions in Fund shares	107,536	93,092

Redemptions	(1,620,291)	(1,176,422)

Net increase (decrease)	(706,073)	176,916

	Year Ended December 31,
Class I	2020	2019

Sales	6,414,484	10,946,987

Issued to shareholders electing to receive payments of distributions in Fund shares	730,554	581,278

Redemptions	(11,253,009)	(9,515,425)

Net increase (decrease)	(4,107,971)	2,012,840

At December 31, 2020, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM and an Eaton Vance collective investment trust owned in the aggregate 42.7% of the value of the outstanding shares of the Fund.

8  Additional Information

On November 24, 2020, the Fund’s Board of Trustees approved an investment advisory agreement between EVM and the Fund pursuant to which fees will be based on average daily net assets per annum that are not invested in other investment companies for which the adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee. The investment advisory agreement was approved by Fund shareholders at a joint meeting of shareholders held on February 18, 2021, and would become effective upon the consummation of the acquisition of Eaton Vance Corp. by Morgan Stanley or on another date determined by an officer of the Fund.

14

Eaton Vance

Core Bond Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Core Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Core Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Core Bond Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends and capital gains dividends.

163(j) Interest Dividends.  For the fiscal year ended December 31, 2020, the Fund designates 63.63% of distributions from net investment income as a 163(j) interest dividend.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $2,016,410 or, if subsequently determined to be different, the net capital gain of such year.

16

Core Bond Portfolio

December 31, 2020

Portfolio of Investments

Asset-Backed Securities — 12.7%
Security	Principal Amount (000’s omitted)	Value

Adams Outdoor Advertising L.P.

Series 2018-1, Class A, 4.81%, 11/15/48(1)	$718	$758,387

Canyon Capital CLO, Ltd.

Series 2016-1A, Class BR, 1.937%, (3 mo. USD LIBOR + 1.70%), 7/15/31(1)(2)	1,000	996,073

Series 2016-1A, Class DR, 3.037%, (3 mo. USD LIBOR + 2.80%), 7/15/31(1)(2)	1,000	973,309

Carlyle Global Market Strategies CLO, Ltd.

Series 2014-3RA, Class A2, 1.767%, (3 mo. USD LIBOR + 1.55%), 7/27/31(1)(2)	1,000	991,927

Series 2014-3RA, Class C, 3.167%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	945,182

CIG Auto Receivables Trust

Series 2019-1A, Class A, 3.33%, 8/15/24(1)	1,106	1,115,452

CNH Equipment Trust

Series 2017-A, Class A3, 2.07%, 5/16/22	60	59,646

Coinstar Funding, LLC

Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	2,837	2,773,069

Conn’s Receivables Funding, LLC

Series 2019-A, Class A, 3.40%, 10/16/23(1)	98	98,745

Series 2019-B, Class A, 2.66%, 6/17/24(1)	393	393,520

DB Master Finance, LLC

Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	331	351,537

Drive Auto Receivables Trust

Series 2017-BA, Class D, 3.72%, 10/17/22(1)	79	79,211

Driven Brands Funding, LLC

Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	1,131	1,205,315

Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	277	292,165

Dryden Senior Loan Fund

Series 2018-55A, Class D, 3.087%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,000	968,535

FOCUS Brands Funding, LLC

Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	965	928,808

Foundation Finance Trust

Series 2017-1A, Class A, 3.30%, 7/15/33(1)	771	785,896

FREED ABS Trust

Series 2019-2, Class A, 2.62%, 11/18/26(1)	1,531	1,539,944

Series 2020-FP1, Class A, 2.52%, 3/18/27(1)	1,203	1,211,576

Hertz Fleet Lease Funding, L.P.

Series 2017-1, Class A2, 2.13%, 4/10/31(1)	104	104,112

Horizon Aircraft Finance I, Ltd.

Series 2018-1, Class A, 4.458%, 12/15/38(1)	3,169	3,072,771

Horizon Aircraft Finance III, Ltd.

Series 2019-2, Class A, 3.425%, 11/15/39(1)	1,555	1,508,310

Security	Principal Amount (000’s omitted)	Value

InSite Issuer, LLC

Series 2016-1A, Class A, 2.883%, 11/15/46(1)	$655	$677,432

Jack in the Box Funding, LLC

Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	1,573	1,620,068

Jersey Mike’s Funding

Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	1,039	1,116,501

LL ABS Trust

Series 2019-1A, Class A, 2.87%, 3/15/27(1)	525	527,797

Series 2020-1A, Class A, 2.33%, 1/17/28(1)	570	573,750

Lunar Aircraft, Ltd.

Series 2020-1A, Class B, 4.335%, 2/15/45(1)	368	294,534

MelTel Land Funding, LLC

Series 2019-1A, Class B, 4.701%, 4/15/49(1)	985	1,028,564

OneMain Financial Issuance Trust

Series 2017-1A, Class A1, 2.37%, 9/14/32(1)	437	438,132

Planet Fitness Master Issuer, LLC

Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	1,979	1,983,721

Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	1,030	974,849

Prestige Auto Receivables Trust

Series 2019-1A, Class A2, 2.44%, 7/15/22(1)	69	68,881

ServiceMaster Funding, LLC

Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	560	574,096

Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	653	668,226

SERVPRO Master Issuer, LLC

Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	4,469	4,790,682

Skopos Auto Receivables Trust

Series 2019-1A, Class A, 2.90%, 12/15/22(1)	708	710,388

Small Business Lending Trust

Series 2019-A, Class A, 2.85%, 7/15/26(1)	380	379,381

Series 2020-A, Class A, 2.62%, 12/15/26(1)	594	591,309

Sonic Capital, LLC

Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	2,547	2,731,268

SpringCastle America Funding, LLC

Series 2020-AA, Class A, 1.97%, 9/25/37(1)	2,176	2,196,009

Stack Infrastructure Issuer, LLC

Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	8,752	9,394,551

Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	750	780,680

Sunnova Sol II Issuer, LLC

Series 2020-2A, Class A, 2.73%, 11/1/55(1)	2,530	2,551,742

Tesla Auto Lease Trust

Series 2018-B, Class A, 3.71%, 8/20/21(1)	480	482,685

Series 2018-B, Class C, 4.36%, 10/20/21(1)	1,050	1,070,212

Series 2019-A, Class A3, 2.16%, 10/20/22(1)	3,680	3,760,956

Series 2020-A, Class A3, 0.68%, 12/20/23(1)	288	289,797

Series 2020-A, Class A4, 0.78%, 12/20/23(1)	361	363,666

17	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Towd Point Asset Trust

Series 2018-SL1, Class A, 0.749%, (1 mo. USD LIBOR + 0.60%), 1/25/46(1)(2)	$3,532	$3,501,919

Upgrade Receivables Trust

Series 2019-1A, Class B, 4.09%, 3/15/25(1)	195	194,728

Series 2019-2A, Class A, 2.77%, 10/15/25(1)	549	550,179

Upland CLO, Ltd.

Series 2016-1A, Class CR, 3.118%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	1,000	963,553

Vantage Data Centers Issuer, LLC

Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	1,983	2,080,322

Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	2,220	2,243,796

Voya CLO, Ltd.

Series 2018-2A, Class B1, 1.787%, (3 mo. USD LIBOR + 1.55%), 7/15/31(1)(2)	1,000	988,310

Willis Engine Structured Trust

Series 2020-A, Class B, 4.212%, 3/15/45(1)	999	748,454

Series 2020-A, Class C, 6.657%, 3/15/45(1)	329	178,187

Total Asset-Backed Securities (identified cost $72,700,730)		$73,242,815

Agency Mortgage-Backed Securities — 11.3%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Pool #A93547, 4.50%, 8/1/40	$497	$556,806

Pool #C03490, 4.50%, 8/1/40	338	378,332

Pool #C09031, 2.50%, 2/1/43	1,190	1,264,846

Pool #G07589, 5.50%, 6/1/41	1,820	2,139,424

Pool #G08596, 4.50%, 7/1/44	506	559,565

Pool #G08670, 3.00%, 10/1/45	783	828,932

Pool #G08701, 3.00%, 4/1/46	1,134	1,199,484

Pool #G60608, 4.00%, 5/1/46	2,194	2,397,058

Pool #G60761, 3.00%, 10/1/43	1,230	1,314,629

Pool #Q17453, 3.50%, 4/1/43	1,221	1,324,249

Pool #Q34310, 3.50%, 6/1/45	962	1,037,314

Pool #Q40264, 3.50%, 5/1/46	853	913,845

Pool #Q45051, 3.00%, 12/1/46	2,326	2,494,871

Pool #Q46889, 3.50%, 3/1/47	1,723	1,870,305

Pool #Q47999, 4.00%, 5/1/47	2,141	2,347,875

Pool #ZT0383, 3.50%, 3/1/48	1,046	1,110,178

		$21,737,713

Federal National Mortgage Association:

30-Year, 2.50%, TBA(3)	$20,800	$21,936,679

30-Year, 3.00%, TBA(3)	5,325	5,579,805

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Pool #AB3678, 3.50%, 10/1/41	$2,511	$2,781,474

Pool #AL7524, 5.00%, 7/1/41	549	632,914

Pool #AS3892, 4.00%, 11/1/44	723	790,259

Pool #AS5332, 4.00%, 7/1/45	688	753,519

Pool #AS6014, 4.00%, 10/1/45	451	494,084

Pool #BA0891, 3.50%, 1/1/46	1,556	1,666,802

Pool #BA3938, 3.50%, 1/1/46	1,021	1,093,844

Pool #BD1183, 3.50%, 12/1/46	577	617,068

Pool #BE2316, 3.50%, 1/1/47	1,959	2,092,260

Pool #BM1144, 2.50%, 3/1/47	1,335	1,415,304

Pool #MA1789, 4.50%, 2/1/44	520	574,397

Pool #MA2653, 4.00%, 6/1/46	1,160	1,262,595

		$41,691,004

Government National Mortgage Association:

Pool #AQ1784, 3.50%, 12/20/45	$1,410	$1,571,031

		$1,571,031

Total Agency Mortgage-Backed Securities (identified cost $63,262,853)		$64,999,748

Collateralized Mortgage Obligations — 6.9%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.

Series 4030, Class PA, 3.50%, 6/15/40	$174	$174,666

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2017-DNA3, Class M2, 2.648%, (1 mo. USD LIBOR + 2.50%), 3/25/30 (2)	1,622	1,645,602

Series 2018-DNA1, Class M2AT, 1.198%, (1 mo. USD LIBOR + 1.05%), 7/25/30 (2)	1,282	1,278,731

Series 2019-DNA3, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 7/25/49 (1)(2)	1,879	1,869,401

Series 2019-DNA4, Class M2, 2.098%, (1 mo. USD LIBOR + 1.95%), 10/25/49 (1)(2)	1,172	1,169,962

Series 2020-DNA1, Class M1, 0.848%, (1 mo. USD LIBOR + 0.70%), 1/25/50 (1)(2)	222	222,158

Series 2020-DNA2, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 2/25/50 (1)(2)	1,080	1,083,020

Series 2020-DNA4, Class M1, 1.648%, (1 mo. USD LIBOR + 1.50%), 8/25/50 (1)(2)	457	458,967

Series 2020-DNA5, Class M1, 1.377%, (SOFR + 1.30%), 10/25/50 (1)(2)	710	713,589

Series 2020-DNA5, Class M2, 2.877%, (SOFR + 2.80%), 10/25/50 (1)(2)	470	476,177

18	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)

Series 2020-DNA6, Class M2, 2.077%, (SOFR + 2.00%), 12/25/50 (1)(2)	$1,215	$1,216,777

Series 2020-HQA1, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 1/25/50 (1)(2)	127	127,117

		$10,436,167

Federal National Mortgage Association:

Series 2005-58, Class MA, 5.50%, 7/25/35	$138	$155,631

Series 2011-135, Class PK, 4.50%, 5/25/40	463	480,712

Series 2013-6, Class HD, 1.50%, 12/25/42	145	146,643

Series 2014-70, Class KP, 3.50%, 3/25/44	751	807,650

Series 2018-M4, Class A2, 3.045%, 3/25/28(4)	1,721	1,964,490

Series 2019-M1, Class A2, 3.555%, 9/25/28(4)	4,835	5,718,519

Series 2019-M9, Class A2, 2.937%, 4/25/29	1,290	1,461,987

Series 2019-M22, Class A2, 2.522%, 8/25/29	5,900	6,545,436

Series 2020-M1, Class A2, 2.444%, 10/25/29	4,530	5,000,077

		$22,281,145

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2013-C01, Class M2, 5.398%, (1 mo. USD LIBOR + 5.25%), 10/25/23 (2)	$1,144	$1,169,969

Series 2014-C02, Class 1M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (2)	1,418	1,385,238

Series 2014-C02, Class 2M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24 (2)	548	543,100

Series 2014-C03, Class 1M2, 3.148%, (1 mo. USD LIBOR + 3.00%), 7/25/24 (2)	743	731,319

Series 2014-C03, Class 2M2, 3.048%, (1 mo. USD LIBOR + 2.90%), 7/25/24 (2)	1,023	1,022,500

Series 2017-C06, Class 1M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 2/25/30 (2)	949	955,421

Series 2018-R07, Class 1M2, 2.548%, (1 mo. USD LIBOR + 2.40%), 4/25/31 (1)(2)	633	633,849

Series 2019-R05, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 7/25/39 (1)(2)	254	253,764

Series 2020-R01, Class 1M1, 0.948%, (1 mo. USD LIBOR + 0.80%), 1/25/40 (1)(2)	615	616,510

		$7,311,670

Total Collateralized Mortgage Obligations (identified cost $38,364,861)		$40,028,982

Commercial Mortgage-Backed Securities — 7.5%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust

Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(4)	$3,325	$2,838,090

Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(4)	1,635	1,205,727

BX Commercial Mortgage Trust

Series 2019-XL, Class A, 1.079%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	3,152	3,164,641

Series 2019-XL, Class B, 1.239%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	1,253	1,255,954

CFCRE Commercial Mortgage Trust

Series 2016-C7, Class C, 4.429%, 12/10/54(4)	1,250	1,130,655

Series 2016-C7, Class D, 4.429%, 12/10/54(1)(4)	2,000	1,667,871

Citigroup Commercial Mortgage Trust

Series 2017-MDRB, Class C, 2.659%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(2)	3,000	2,869,337

COMM Mortgage Trust

Series 2014-CR21, Class C, 4.416%, 12/10/47(4)	500	511,005

Credit Suisse Mortgage Trust

Series 2016-NXSR, Class C, 4.357%, 12/15/49(4)	1,775	1,490,913

Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust

Series 2020-01, Class M10, 3.898%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	1,260	1,236,020

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class D, 4.554%, 9/15/47(1)(4)	990	708,075

Series 2014-C25, Class D, 3.948%, 11/15/47(1)(4)	1,960	1,520,129

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.424%, 8/15/46(1)(4)	2,000	1,571,652

Series 2012-CIBX, Class AS, 4.271%, 6/15/45	3,325	3,463,824

Series 2013-C13, Class D, 4.078%, 1/15/46(1)(4)	2,000	2,030,852

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2016-C29, Class C, 4.746%, 5/15/49(4)	993	988,554

Morgan Stanley Capital I Trust

Series 2016-UBS12, Class D, 3.312%, 12/15/49(1)	1,745	839,316

Series 2019-BPR, Class A, 1.559%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)	3,040	2,934,256

Motel 6 Trust

Series 2017-MTL6, Class C, 1.559%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(2)	2,350	2,342,449

Series 2017-MTL6, Class D, 2.309%, (1 mo. USD LIBOR + 2.15%), 8/15/34(1)(2)	494	489,599

Natixis Commercial Mortgage Securities Trust

Series 2018-FL1, Class C, 2.341%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(2)	5,000	4,474,004

Provident Funding Mortgage Trust

Series 2020-1, Class A3, 3.00%, 2/25/50(1)	271	276,417

19	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

RETL Trust

Series 2019-RVP, Class B, 1.709%, (1 mo. USD LIBOR + 1.55%), 3/15/36(1)(2)	$13	$12,441

Toorak Mortgage Corp., Ltd.

Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21(1)(5)	943	946,825

Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(5)	730	740,076

VMC Finance, LLC

Series 2018-FL2, Class A, 1.073%, (1 mo. USD LIBOR + 0.92%), 10/15/35(1)(2)	956	949,038

Wells Fargo Commercial Mortgage Trust

Series 2015-LC22, Class C, 4.537%, 9/15/58(4)	900	935,459

Series 2016-C35, Class D, 3.142%, 7/15/48(1)	500	396,529

Total Commercial Mortgage-Backed Securities (identified cost $46,016,332)		$42,989,708

Corporate Bonds & Notes — 42.9%
Security	Principal Amount (000’s omitted)	Value

Aerospace & Defense — 0.6%

Azul Investments LLP, 5.875%, 10/26/24(1)	$625	$585,631

Delta Air Lines, Inc., 3.625%, 3/15/22	914	940,565

Delta Air Lines, Inc., 7.375%, 1/15/26	1,887	2,156,900

		$3,683,096

Automotive — 1.0%

General Motors Co., 4.20%, 10/1/27	$2,383	$2,700,796

General Motors Co., 5.40%, 4/1/48	1,563	1,968,413

Magna International, Inc., 2.45%, 6/15/30	1,080	1,162,543

		$5,831,752

Banks — 17.7%

Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(6)	$2,150	$2,269,444

Banco Safra S.A., 4.125%, 2/8/23(1)	1,210	1,258,412

Bank of America Corp., 0.589%, (3 mo. USD LIBOR + 0.38%), 1/23/22(2)	2,207	2,207,423

Bank of America Corp., 1.898% to 7/23/30, 7/23/31(6)	2,400	2,425,525

Bank of America Corp., 1.922% to 10/24/30, 10/24/31(6)	1,806	1,830,422

Bank of America Corp., 2.881% to 4/24/22, 4/24/23(6)	1,425	1,470,726

Bank of America Corp., 3.124% to 1/20/22, 1/20/23(6)	2,420	2,489,809

Bank of America Corp., 3.30%, 1/11/23	1,237	1,311,798

Bank of America Corp., 3.499% to 5/17/21, 5/17/22(6)	1,005	1,016,938

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Bank of America Corp., 3.593% to 7/21/27, 7/21/28(6)	$5,030	$5,715,309

Bank of America Corp., 3.974% to 2/7/29, 2/7/30(6)	807	950,735

Bank of Nova Scotia (The), 1.625%, 5/1/23	1,849	1,902,740

BankUnited, Inc., 5.125%, 6/11/30	1,020	1,195,576

Barclays PLC, 2.852% to 5/7/25, 5/7/26(6)	2,585	2,778,434

Barclays PLC, 4.836%, 5/9/28	1,610	1,861,805

BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	1,165	1,178,106

Capital One Bank (USA), N.A., 3.375%, 2/15/23	892	943,600

Capital One Financial Corp., 0.934%, (3 mo. USD LIBOR + 0.72%), 1/30/23(2)	2,300	2,311,720

Capital One Financial Corp., 3.30%, 10/30/24	3,227	3,546,254

Capital One Financial Corp., 3.75%, 4/24/24	700	767,474

Citigroup, Inc., 2.666% to 1/29/30, 1/29/31(6)	1,300	1,395,579

Citigroup, Inc., 2.976% to 11/5/29, 11/5/30(6)	1,748	1,925,599

Citigroup, Inc., 3.106% to 4/8/25, 4/8/26(6)	1,447	1,582,855

Citigroup, Inc., 3.668% to 7/24/27, 7/24/28(6)	1,685	1,910,669

Citigroup, Inc., 3.70%, 1/12/26	1,000	1,137,685

Citigroup, Inc., 3.887% to 1/10/27, 1/10/28(6)	909	1,044,656

Citigroup, Inc., 4.00% to 12/10/25(6)(7)	1,090	1,121,338

Citigroup, Inc., 4.075% to 4/23/28, 4/23/29(6)	1,855	2,176,168

Citizens Financial Group, Inc., 2.638%, 9/30/32(1)	1,399	1,482,723

Commonwealth Bank of Australia, 2.50%, 9/18/22(1)	1,050	1,089,532

Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(6)	982	1,080,324

Deutsche Bank AG/New York, NY, 1.51%, (3 mo. USD LIBOR + 1.29%), 2/4/21(2)	2,450	2,451,363

Deutsche Bank AG/New York, NY, 2.222% to 9/18/23, 9/18/24(6)	1,516	1,560,483

Discover Bank, 2.70%, 2/6/30	783	831,996

Discover Bank, 4.682% to 8/9/23, 8/9/28(6)	1,193	1,269,131

Discover Financial Services, 3.95%, 11/6/24	490	544,582

Discover Financial Services, 6.125% to 6/23/25(6)(7)	1,112	1,257,950

Goldman Sachs Group, Inc. (The), 2.905% to 7/24/22, 7/24/23(6)	1,909	1,983,306

Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26	970	1,102,376

Goldman Sachs Group, Inc. (The), 3.85%, 1/26/27	1,510	1,723,619

Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	951	1,005,338

HSBC Holdings PLC, 2.357% to 8/18/30, 8/18/31(6)	982	1,015,830

JPMorgan Chase & Co., 2.522% to 4/22/30, 4/22/31(6)	1,500	1,613,413

JPMorgan Chase & Co., 2.70%, 5/18/23	1,988	2,090,405

JPMorgan Chase & Co., 2.739% to 10/15/29, 10/15/30(6)	2,156	2,347,993

JPMorgan Chase & Co., 2.956% to 5/13/30, 5/13/31(6)	634	695,872

JPMorgan Chase & Co., 3.782% to 2/1/27, 2/1/28(6)	1,000	1,150,198

JPMorgan Chase & Co., 5.625%, 8/16/43	628	946,248

Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(6)	1,661	1,755,477

20	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	$970	$1,063,462

Morgan Stanley, 0.777%, (SOFR + 0.70%), 1/20/23(2)	4,534	4,552,216

Morgan Stanley, 3.772% to 1/24/28, 1/24/29(6)	1,020	1,182,721

Morgan Stanley, 4.875%, 11/1/22	1,132	1,220,256

National Bank of Canada, 0.55% to 11/15/23, 11/15/24(6)	1,294	1,298,454

PPTT, 2006-A GS, Class A, 5.932%(1)(7)(8)	259	285,286

Santander Holdings USA, Inc., 3.45%, 6/2/25	1,788	1,957,193

Santander Holdings USA, Inc., 4.50%, 7/17/25	712	808,450

Standard Chartered PLC, 1.319% to 10/14/22, 10/14/23(1)(6)	800	809,080

Standard Chartered PLC, 6.00% to 7/26/25(1)(6)(7)	955	1,023,044

Synovus Bank/Columbus, GA, 2.289% to 2/10/22, 2/10/23(6)	2,450	2,481,890

Synovus Bank/Columbus, GA, 4.00% to 10/29/25, 10/29/30(6)	940	995,623

Synovus Financial Corp., 3.125%, 11/1/22	622	646,088

Truist Financial Corp., 5.10% to 3/1/30(6)(7)	1,427	1,633,929

UBS Group AG, 1.364% to 1/30/26, 1/30/27(1)(6)	473	478,534

Westpac Banking Corp., 2.668% to 11/15/30, 11/15/35(6)	966	996,342

		$102,157,526

Building Materials — 1.0%

Cemex SAB de CV, 7.375%, 6/5/27(1)	$277	$315,572

Owens Corning, 3.95%, 8/15/29	4,062	4,687,515

Vulcan Materials Co., 4.50%, 6/15/47	479	594,376

		$5,597,463

Chemicals — 0.4%

Alpek SAB de CV, 4.25%, 9/18/29(1)	$920	$1,009,953

Ecolab, Inc., 2.125%, 8/15/50	1,174	1,126,067

		$2,136,020

Commercial Services — 1.0%

Ashtead Capital, Inc., 4.25%, 11/1/29(1)	$1,752	$1,922,540

Block Financial, LLC, 3.875%, 8/15/30	1,362	1,471,729

Ford Foundation (The), 2.415%, 6/1/50	650	664,471

Western Union Co. (The), 6.20%, 11/17/36	1,545	1,965,308

		$6,024,048

Computers — 1.1%

DXC Technology Co., 4.00%, 4/15/23	$1,157	$1,231,450

DXC Technology Co., 4.125%, 4/15/25	937	1,036,412

DXC Technology Co., 4.25%, 4/15/24	229	249,973

Security	Principal Amount (000’s omitted)	Value

Computers (continued)

DXC Technology Co., 4.75%, 4/15/27	$397	$454,695

Seagate HDD Cayman, 3.375%, 7/15/31(1)	870	876,338

Seagate HDD Cayman, 4.091%, 6/1/29(1)	463	496,936

Seagate HDD Cayman, 5.75%, 12/1/34	1,473	1,737,794

		$6,083,598

Diversified Financial Services — 4.5%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 9/15/23	$1,246	$1,351,691

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25	742	887,555

Affiliated Managers Group, Inc., 3.30%, 6/15/30	1,810	1,967,624

Air Lease Corp., 2.875%, 1/15/26	700	741,213

Air Lease Corp., 3.375%, 6/1/21	700	707,520

Alliance Data Systems Corp., 4.75%, 12/15/24(1)	1,337	1,352,877

Banco BTG Pactual S.A./Cayman Islands, 4.50%, 1/10/25(1)	3,000	3,210,030

Brookfield Finance, LLC, 3.45%, 4/15/50	1,943	2,064,603

Ford Motor Credit Co., LLC, 1.048%, (3 mo. USD LIBOR + 0.81%), 4/5/21(2)	705	701,998

Ford Motor Credit Co., LLC, 1.104%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	1,566	1,547,513

Ford Motor Credit Co., LLC, 2.979%, 8/3/22	2,203	2,242,544

Ford Motor Credit Co., LLC, 4.14%, 2/15/23	300	309,750

General Motors Financial Co., Inc., 2.90%, 2/26/25	1,334	1,425,712

General Motors Financial Co., Inc., 3.50%, 11/7/24	453	489,966

KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	1,350	1,506,827

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 4.50%, 3/15/27(1)	432	488,394

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 4.875%, 4/15/45(1)	1,157	1,313,975

Stifel Financial Corp., 4.00%, 5/15/30	1,408	1,611,206

UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(6)	611	673,383

Visa, Inc., 2.00%, 8/15/50	1,415	1,351,479

		$25,945,860

Electric Utilities — 0.5%

Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	$771	$884,436

Entergy Corp., 4.00%, 7/15/22	1,046	1,097,054

ITC Holdings Corp., 4.05%, 7/1/23	680	733,246

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	38	40,708

		$2,755,444

21	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electrical and Electronic Equipment — 1.1%

Jabil, Inc., 3.00%, 1/15/31	$2,773	$2,954,571

Jabil, Inc., 3.60%, 1/15/30	2,207	2,458,474

Jabil, Inc., 4.70%, 9/15/22	959	1,022,001

		$6,435,046

Energy — 0.3%

Empresa Electrica Cochrane SpA, 5.50%, 5/14/27(1)	$1,341	$1,416,908

		$1,416,908

Foods — 0.7%

Kraft Heinz Foods Co., 4.375%, 6/1/46	$1,077	$1,165,302

Smithfield Foods, Inc., 2.65%, 10/3/21(1)	1,304	1,315,869

Smithfield Foods, Inc., 3.00%, 10/15/30(1)	210	222,590

Smithfield Foods, Inc., 3.35%, 2/1/22(1)	1,482	1,503,171

		$4,206,932

Health Care — 0.3%

Centene Corp., 3.375%, 2/15/30	$784	$826,066

Centene Corp., 4.25%, 12/15/27	798	847,727

		$1,673,793

Insurance — 0.9%

Aflac, Inc., 3.60%, 4/1/30	$1,320	$1,554,684

Athene Global Funding, 2.45%, 8/20/27(1)	2,795	2,899,521

Principal Financial Group, Inc., 4.30%, 11/15/46	534	681,960

		$5,136,165

Machinery — 0.9%

Flowserve Corp., 3.50%, 10/1/30	$695	$742,071

nVent Finance S.a.r.l., 4.55%, 4/15/28	2,700	2,935,867

Valmont Industries, Inc., 5.25%, 10/1/54	1,248	1,471,179

		$5,149,117

Media — 1.6%

Charter Communications Operating, LLC/Charter Communications Operating Capital, 2.80%, 4/1/31	$1,269	$1,342,291

Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	2,895	3,460,027

Comcast Corp., 2.45%, 8/15/52	2,146	2,090,497

Comcast Corp., 4.70%, 10/15/48	613	854,161

Discovery Communications, LLC, 5.20%, 9/20/47	1,321	1,720,886

		$9,467,862

Security	Principal Amount (000’s omitted)	Value

Oil and Gas — 0.7%

National Oilwell Varco, Inc., 3.60%, 12/1/29	$961	$1,006,284

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	1,191	1,181,198

Patterson-UTI Energy, Inc., 3.95%, 2/1/28	1,830	1,691,216

		$3,878,698

Other Revenue — 0.6%

BlueHub Loan Fund, Inc., 3.099%, 1/1/30	$3,160	$3,173,367

		$3,173,367

Pharmaceuticals — 0.9%

CVS Health Corp., 3.00%, 8/15/26	$2,836	$3,144,588

CVS Health Corp., 4.30%, 3/25/28	1,816	2,162,900

		$5,307,488

Pipelines — 0.3%

Plains All America Pipeline, L.P./PAA Finance Corp., 3.55%, 12/15/29	$1,851	$1,939,738

		$1,939,738

Real Estate Investment Trusts (REITs) — 1.2%

Digital Realty Trust, L.P., 3.70%, 8/15/27	$1,272	$1,462,290

Iron Mountain, Inc., 4.50%, 2/15/31(1)	977	1,024,629

Iron Mountain, Inc., 5.00%, 7/15/28(1)	339	360,571

Newmark Group, Inc., 6.125%, 11/15/23	2,890	3,145,069

SITE Centers Corp., 3.625%, 2/1/25	874	908,640

		$6,901,199

Retail-Specialty and Apparel — 1.1%

Macy’s Retail Holdings, LLC, 2.875%, 2/15/23	$2,253	$2,168,513

Macy’s Retail Holdings, LLC, 3.875%, 1/15/22	1,000	997,500

Nordstrom, Inc., 4.375%, 4/1/30	1,398	1,379,713

Nordstrom, Inc., 5.00%, 1/15/44	1,835	1,722,962

		$6,268,688

Technology — 0.1%

Western Digital Corp., 4.75%, 2/15/26	$690	$763,313

		$763,313

Telecommunications — 2.4%

Alphabet, Inc., 1.10%, 8/15/30	$1,551	$1,529,391

AT&T, Inc., 3.55%, 9/15/55(1)	1,251	1,246,817

AT&T, Inc., 3.65%, 6/1/51	2,875	3,010,537

22	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)

AT&T, Inc., 3.65%, 9/15/59(1)	$372	$373,855

AT&T, Inc., 3.80%, 12/1/57(1)	2,258	2,354,552

AT&T, Inc., 4.30%, 2/15/30	2,051	2,451,806

T-Mobile USA, Inc., 2.25%, 11/15/31(1)	278	285,844

T-Mobile USA, Inc., 2.55%, 2/15/31(1)	646	679,153

T-Mobile USA, Inc., 4.50%, 4/15/50(1)	1,511	1,866,478

		$13,798,433

Transportation — 0.5%

FedEx Corp., 4.55%, 4/1/46	$500	$643,276

SMBC Aviation Capital Finance DAC, 3.00%, 7/15/22(1)	914	938,568

SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	1,200	1,275,828

		$2,857,672

Utilities — 1.5%

AES Corp. (The), 2.45%, 1/15/31(1)	$2,342	$2,374,277

American Water Capital Corp., 2.95%, 9/1/27	1,426	1,578,353

Southern Co. (The), 4.00% to 10/15/25, 1/15/51(6)	1,704	1,806,628

Southern Co. Gas Capital Corp., 2.45%, 10/1/23	1,060	1,114,307

Southern Co. Gas Capital Corp., 3.95%, 10/1/46	1,270	1,497,787

		$8,371,352

Total Corporate Bonds & Notes (identified cost $231,188,385)		$246,960,578

Preferred Securities — 0.8%
Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.1%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(6)	31,055	$558,369

		$558,369

Real Estate Management & Development — 0.3%

Brookfield Property Partners, L.P., Series A, 5.75%	85,000	$1,819,000

		$1,819,000

Wireless Telecommunication Services — 0.4%

United States Cellular Corp., 5.50%	93,600	$2,359,656

		$2,359,656

Total Preferred Securities (identified cost $5,117,107)		$4,737,025

Senior Floating-Rate Loans — 1.6%(9)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development — 0.2%

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$1,225	$1,202,912

		$1,202,912

Drugs — 0.3%

Jaguar Holding Company II, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 8/18/22	$1,827	$1,827,523

		$1,827,523

Electronics / Electrical — 0.4%

Go Daddy Operating Company, LLC, Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 2/15/24	$177	$176,301

Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	1,012	1,015,213

MA FinanceCo., LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 6/21/24	78	76,962

Seattle Spinco, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 6/21/24	526	519,742

SolarWinds Holdings, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 2/5/24	284	272,598

		$2,060,816

Equipment Leasing — 0.1%

Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$631	$626,571

		$626,571

Health Care — 0.1%

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(10)	$772	$769,430

		$769,430

Insurance — 0.1%

Asurion, LLC, Term Loan, 3.147%, (1 mo. USD LIBOR + 3.00%), 11/3/23	$533	$531,023

Asurion, LLC, Term Loan, 12/23/26 (11)	250	247,968

		$778,991

Leisure Goods / Activities / Movies — 0.1%

Bombardier Recreational Products, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$245	$242,668

		$242,668

23	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos — 0.0%(12)

ESH Hospitality, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$142	$140,747

		$140,747

Telecommunications — 0.3%

CenturyLink, Inc., Term Loan, 2.397%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$495	$489,947

Level 3 Financing, Inc., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 3/1/27	250	246,235

Ziggo Financing Partnership, Term Loan, 2.659%, (1 mo. USD LIBOR + 2.50%), 4/30/28	1,000	993,125

		$1,729,307

Total Senior Floating-Rate Loans (identified cost $9,446,402)		$9,378,965

Sovereign Government Bonds — 1.3%
Security	Principal Amount (000’s omitted)	Value

Kreditanstalt fuer Wiederaufbau, 2.00%, 9/29/22	$7,000	$7,222,910

Total Sovereign Government Bonds (identified cost $7,223,925)		$7,222,910

Taxable Municipal Securities — 2.0%
Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.3%

California Health Facilities Financing Authority, (No Place Like Home Program), 3.034%, 6/1/34	$1,430	$1,527,555

		$1,527,555

Water and Sewer — 1.7%

Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 2.094%, 9/1/30	$820	$864,928

Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 2.184%, 9/1/31	650	672,275

Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 2.264%, 9/1/32	585	602,954

Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 2.344%, 9/1/33	635	655,898

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	$6,750	$7,210,890

		$10,006,945

Total Taxable Municipal Securities (identified cost $10,870,000)		$11,534,500

U.S. Treasury Obligations — 11.0%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 1.375%, 8/15/50	$2,595	$2,425,514

U.S. Treasury Bond, 1.625%, 11/15/50	8,674	8,624,332

U.S. Treasury Inflation-Protected Bond, 0.25%, 2/15/50(13)	4,826	5,760,008

U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28(13)	18,351	21,351,394

U.S. Treasury Note, 0.125%, 12/31/22	8,600	8,600,335

U.S. Treasury Note, 0.125%, 8/15/23	2,111	2,109,846

U.S. Treasury Note, 0.25%, 5/31/25	3,310	3,303,406

U.S. Treasury Note, 0.375%, 11/30/25	1,414	1,415,767

U.S. Treasury Note, 0.625%, 5/15/30	2,126	2,077,501

U.S. Treasury Note, 0.625%, 8/15/30	1,127	1,098,297

U.S. Treasury Note, 0.875%, 11/15/30	6,573	6,548,351

Total U.S. Treasury Obligations (identified cost $60,327,895)		$63,314,751

Short-Term Investments — 9.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(14)	52,287,209	$52,287,209

Total Short-Term Investments (identified cost $52,287,209)		$52,287,209

Total Investments — 107.1% (identified cost $596,805,699)		$616,697,191

Other Assets, Less Liabilities — (7.1)%		$(40,743,733)

Net Assets — 100.0%		$575,953,458

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

24	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $163,624,698 or 28.4% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2020.

(3)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2020.

(5)	Step coupon security. Interest rate represents the rate in effect at December 31, 2020.

(6)	Security converts to variable rate after the indicated fixed-rate coupon period.

(7)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(8)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at December 31, 2020.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or a minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(10)

The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(11)	This Senior Loan will settle after December 31, 2020, at which time the interest rate will be determined.

(12)	Amount is less than 0.05%.

(13)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 2-Year Treasury Note	45	Long	3/31/21	$9,943,945	$8,720

U.S. Long Treasury Bond	38	Long	3/22/21	6,581,125	(10,285)

U.S. Ultra-Long Treasury Bond	129	Long	3/22/21	27,549,563	(215,090)

U.S. 5-Year Treasury Note	(9)	Short	3/31/21	(1,135,477)	(2,475)

U.S. Ultra 10-Year Treasury Note	(437)	Short	3/22/21	(68,329,047)	135,894

					$(83,236)

25	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Portfolio of Investments — continued

Abbreviations:

LIBOR	–	London Interbank Offered Rate

PPTT	–	Preferred Pass-Through Trust

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

26	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $544,518,490)	$564,409,982

Affiliated investment, at value (identified cost, $52,287,209)	52,287,209

Cash	391,273

Deposits for derivatives collateral — financial futures contracts	1,051,442

Interest receivable	3,009,749

Dividends receivable from affiliated investment	3,889

Receivable for variation margin on open financial futures contracts	27,821

Receivable from affiliate	7,540

Total assets	$621,188,905

Liabilities

Payable for investments purchased	$17,485,709

Payable for when-issued/delayed delivery/forward commitment securities	27,377,427

Payable to affiliates:

Investment adviser fee	217,252

Trustees’ fees	7,445

Accrued expenses	147,614

Total liabilities	$45,235,447

Net Assets applicable to investors’ interest in Portfolio	$575,953,458

27	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Interest (net of foreign taxes, $382)	$16,252,773

Dividends	150,296

Dividends from affiliated investment	83,040

Total investment income	$16,486,109

Expenses

Investment adviser fee	$2,516,982

Trustees’ fees and expenses	30,293

Custodian fee	154,335

Legal and accounting services	85,338

Miscellaneous	22,845

Total expenses	$2,809,793

Deduct —

Allocation of expenses to affiliate	$73,551

Total expense reductions	$73,551

Net expenses	$2,736,242

Net investment income	$13,749,867

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$11,710,670

Investment transactions — affiliated investment	1,362

Financial futures contracts	4,660,590

Net realized gain	$16,372,622

Change in unrealized appreciation (depreciation) —

Investments	$9,521,426

Investments — affiliated investment	(593)

Financial futures contracts	1,452,596

Net change in unrealized appreciation (depreciation)	$10,973,429

Net realized and unrealized gain	$27,346,051

Net increase in net assets from operations	$41,095,918

28	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$13,749,867	$15,453,942

Net realized gain	16,372,622	13,899,644

Net change in unrealized appreciation (depreciation)	10,973,429	17,032,056

Net increase in net assets from operations	$41,095,918	$46,385,642

Capital transactions —

Contributions	$80,326,660	$156,390,865

Withdrawals	(135,858,908)	(118,402,543)

Net increase (decrease) in net assets from capital transactions	$(55,532,248)	$37,988,322

Net increase (decrease) in net assets	$(14,436,330)	$84,373,964

Net Assets

At beginning of year	$590,389,788	$506,015,824

At end of year	$575,953,458	$590,389,788

29	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2020		2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.49%		0.49%	0.49%	0.49%	0.50%

Net investment income	2.46%		2.86%	2.98%	2.46%	2.01%

Portfolio Turnover	93	%(2)	89%	65%	123%	132	%(2)

Total Return(1)	8.16%		9.28%	(0.50)%	4.48%	2.73%

Net assets, end of year (000’s omitted)	$575,953		$590,390	$506,016	$479,364	$484,256

(1)

The investment adviser reimbursed certain operating expenses (equal to 0.01%, 0.01%, 0.02%, 0.01% and 0.01% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(2)	Includes the effect of To Be Announced (TBA) transactions.

30	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Core Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objectives are to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2020, Eaton Vance Balanced Fund and Eaton Vance Core Bond Fund held an interest of 72.0% and 28.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Preferred Securities. Preferred securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Preferred securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Preferred securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

31

Core Bond Portfolio

December 31, 2020

Notes to Financial Statements — continued

As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2020, the Portfolio’s investment adviser fee amounted to $2,516,982 or 0.45% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $73,551 of the Portfolio’s operating expenses for the year ended December 31, 2020. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

32

Core Bond Portfolio

December 31, 2020

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2020 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$227,526,617	$219,103,579

U.S. Government and Agency Securities	278,725,227	309,374,848

	$506,251,844	$528,478,427

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$597,366,028

Gross unrealized appreciation	$25,052,047

Gross unrealized depreciation	(5,720,884)

Net unrealized appreciation	$19,331,163
5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2020 is included in the Portfolio of Investments. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio enters into U.S. Treasury futures contracts to hedge against fluctuations in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)

Financial futures contracts	$144,614	$(227,850)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

33

Core Bond Portfolio

December 31, 2020

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Financial futures contracts	$4,660,590	$1,452,596

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended December 31, 2020, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$79,722,000	$44,890,000

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

7  Investments in Affiliated Funds

At December 31, 2020, the value of the Portfolio’s investment in affiliated funds was $52,287,209, which represents 9.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$22,272,569	$272,256,640	$(242,242,769)	$1,362	$(593)	$52,287,209	$83,040	52,287,209

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

34

Core Bond Portfolio

December 31, 2020

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$73,242,815	$—	$73,242,815

Agency Mortgage-Backed Securities	—	64,999,748	—	64,999,748

Collateralized Mortgage Obligations	—	40,028,982	—	40,028,982

Commercial Mortgage-Backed Securities	—	42,989,708	—	42,989,708

Corporate Bonds & Notes	—	246,960,578	—	246,960,578

Preferred Securities	4,737,025	—	—	4,737,025

Senior Floating-Rate Loans	—	9,378,965	—	9,378,965

Sovereign Government Bonds	—	7,222,910	—	7,222,910

Taxable Municipal Securities	—	11,534,500	—	11,534,500

U.S. Treasury Obligations	—	63,314,751	—	63,314,751

Short-Term Investments	—	52,287,209	—	52,287,209

Total Investments	$4,737,025	$611,960,166	$—	$616,697,191

Futures Contracts	$144,614	$—	$—	$144,614

Total	$4,881,639	$611,960,166	$—	$616,841,805

Liability Description

Futures Contracts	$(227,850)	$—	$—	$(227,850)

Total	$(227,850)	$—	$—	$(227,850)

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

10  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Portfolio interest holders at a joint special meeting of interest holders held on February 19, 2021, and would take effect upon consummation of the transaction.

35

Core Bond Portfolio

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Core Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Core Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of December 31, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

36

Core Bond Portfolio

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Core Bond Fund and Core Bond Portfolio. As defined below, Eaton Vance Core Bond Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Core Bond Fund	Eaton Vance Management	None

Core Bond Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

37

Core Bond Portfolio

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

38

Core Bond Portfolio

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect

39

Core Bond Portfolio

December 31, 2020

Board of Trustees’ Contract Approval — continued

to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a

40

Core Bond Portfolio

December 31, 2020

Board of Trustees’ Contract Approval — continued

Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

41

Core Bond Portfolio

December 31, 2020

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

42

Eaton Vance

Core Bond Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Core Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

43

Eaton Vance

Core Bond Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021). Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

44

Eaton Vance

Core Bond Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

45

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

46

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Core Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Core Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2978    12.31.20

Eaton Vance

Dividend Builder Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Dividend Builder Fund

Eaton Vance

Dividend Builder Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Dividend Builder Fund (the Fund) returned 12.32% for Class A shares at net asset value (NAV), underperforming its benchmark, the S&P 500® Index (the Index), which returned 18.40%.

Stock selections in the information technology (IT) and communication services sectors, along with stock selections and an overweight position relative to the Index in the utilities sector, detracted from performance versus the Index during the period.

Not owning Index component Nvidia Corp. (Nvidia), a maker of computer graphics processing units used in gaming, data center and self-driving vehicle applications, hurt relative returns in the IT sector. Long-term tailwinds — including growth in the gaming, artificial intelligence and autonomous vehicle industries — combined with a sharp increase in gaming and data center demand during the pandemic, helped Nvidia’s stock price more than double during the period.

Within communication services, the Fund’s overweight position in internet and cellular services provider Verizon Communications, Inc. (Verizon) dragged on relative performance. In the equity rally that began in late March 2020, Verizon’s stock price underperformed the Index as investors appeared to favor stocks viewed as having more growth potential. As a result, stocks seen as relatively stable or defensive — like Verizon — fell out of favor.

In the utilities sector, the Fund’s overweight position in Michigan-based utility CMS Energy Corp. declined in price due to the same market trend: investors rotating out of relatively defensive, dividend-paying stocks, and taking on more potential risk during the market rally.

In contrast, stock selections in the financials and health care sectors contributed to performance versus the Index during the period. Not owning Index position and diversified financial services firm Wells Fargo & Co. (Wells Fargo) contributed to returns versus the Index. Like other companies in the financials sector, Wells Fargo’s stock price was negatively impacted by falling interest rates during the pandemic, which lowered profits on lending, and by increased concerns about worsening corporate and consumer credit trends. In addition, Wells Fargo’s new management team struggled to turn the business around after legal issues surfaced under its previous leadership.

In health care, the Fund’s overweight position in life sciences firm Danaher Corp. (Danaher) helped relative performance. Danaher develops and markets tools and products used in labs and diagnostic testing. Its stock price rose during the period on increased demand for products used to test for COVID-19 and aid in vaccine development.

Elsewhere in health care, the Fund’s position in biopharmaceutical firm Gilead Sciences, Inc. (Gilead) contributed to relative performance. After realizing what management felt was a reasonable return on investment, the Fund sold the stock during the period in favor of other opportunities in the health care sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Dividend Builder Fund

December 31, 2020

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	12/18/1981	12/18/1981	12.32%	12.57%	11.57%
Class A with 5.75% Maximum Sales Charge	—	—	5.87	11.24	10.92
Class C at NAV	11/01/1993	12/18/1981	11.51	11.74	10.75
Class C with 1% Maximum Sales Charge	—	—	10.51	11.74	10.75
Class I at NAV	06/20/2005	12/18/1981	12.61	12.86	11.86

S&P 500® Index	—	—	18.40%	15.20%	13.87%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.01%	1.77%	0.76%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$27,774	N.A.
Class I	$250,000	12/31/2010	$767,836	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Dividend Builder Fund

December 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Microsoft Corp.	7.5%

Apple, Inc.	6.4

Amazon.com, Inc.	3.5

Visa, Inc., Class A	3.2

UnitedHealth Group, Inc.	2.8

AbbVie, Inc.	2.7

PepsiCo, Inc.	2.7

Broadcom, Inc.	2.6

Medtronic PLC	2.5

Johnson & Johnson	2.4

Total	36.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Dividend Builder Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Dividend Builder Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,191.00	$5.45	0.99%
Class C	$1,000.00	$1,187.10	$9.57	1.74%
Class I	$1,000.00	$1,192.60	$4.08	0.74%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.03	0.99%
Class C	$1,000.00	$1,016.40	$8.82	1.74%
Class I	$1,000.00	$1,021.40	$3.76	0.74%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

6

Eaton Vance

Dividend Builder Fund

December 31, 2020

Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value

Aerospace & Defense — 3.3%

L3Harris Technologies, Inc.	84,200	$15,915,484

Lockheed Martin Corp.	43,400	15,406,132

		$31,321,616

Banks — 6.4%

JPMorgan Chase & Co.	155,800	$19,797,506

PNC Financial Services Group, Inc. (The)	143,400	21,366,600

Truist Financial Corp.	403,400	19,334,962

		$60,499,068

Beverages — 4.5%

Coca-Cola European Partners PLC	352,900	$17,585,007

PepsiCo, Inc.	170,600	25,299,980

		$42,884,987

Biotechnology — 4.1%

AbbVie, Inc.	240,300	$25,748,145

Amgen, Inc.	57,900	13,312,368

		$39,060,513

Capital Markets — 5.0%

BlackRock, Inc.	22,200	$16,018,188

CME Group, Inc.	82,300	14,982,715

Intercontinental Exchange, Inc.	141,500	16,313,535

		$47,314,438

Chemicals — 1.0%

Air Products and Chemicals, Inc.	35,300	$9,644,666

		$9,644,666

Communications Equipment — 1.8%

Cisco Systems, Inc.	376,700	$16,857,325

		$16,857,325

Containers & Packaging — 1.0%

Packaging Corp. of America	72,200	$9,957,102

		$9,957,102

Diversified Telecommunication Services — 2.8%

AT&T, Inc.	426,300	$12,260,388

Verizon Communications, Inc.	237,080	13,928,450

		$26,188,838

Security	Shares	Value

Electric Utilities — 1.6%

Duke Energy Corp.	164,600	$15,070,776

		$15,070,776

Electrical Equipment — 1.1%

Emerson Electric Co.	126,400	$10,158,768

		$10,158,768

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	39,000	$14,694,420

		$14,694,420

Health Care Equipment & Supplies — 4.6%

Danaher Corp.	89,600	$19,903,744

Medtronic PLC	206,300	24,165,982

		$44,069,726

Health Care Providers & Services — 2.8%

UnitedHealth Group, Inc.	76,100	$26,686,748

		$26,686,748

Hotels, Restaurants & Leisure — 3.5%

McDonald’s Corp.	69,700	$14,956,226

Starbucks Corp.	172,300	18,432,654

		$33,388,880

Industrial Conglomerates — 2.0%

Honeywell International, Inc.	87,600	$18,632,520

		$18,632,520

Insurance — 2.0%

Progressive Corp. (The)	190,000	$18,787,200

		$18,787,200

Interactive Media & Services — 4.8%

Alphabet, Inc., Class A(1)	9,200	$16,124,288

Alphabet, Inc., Class C(1)	7,514	13,163,626

Facebook, Inc., Class A(1)	60,700	16,580,812

		$45,868,726

Internet & Direct Marketing Retail — 3.5%

Amazon.com, Inc.(1)	10,100	$32,894,993

		$32,894,993

7	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 9.2%

Accenture PLC, Class A	79,200	$20,687,832

Automatic Data Processing, Inc.	119,600	21,073,520

Fidelity National Information Services, Inc.	103,800	14,683,548

Visa, Inc., Class A	141,300	30,906,549

		$87,351,449

Media — 2.2%

Comcast Corp., Class A	403,400	$21,138,160

		$21,138,160

Oil, Gas & Consumable Fuels — 2.5%

Phillips 66	197,300	$13,799,162

Valero Energy Corp.	178,400	10,092,088

		$23,891,250

Personal Products — 1.0%

Unilever PLC ADR(2)	161,200	$9,730,032

		$9,730,032

Pharmaceuticals — 4.0%

Johnson & Johnson	144,800	$22,788,624

Merck & Co., Inc.	191,900	15,697,420

		$38,486,044

Road & Rail — 1.4%

Union Pacific Corp.	65,400	$13,617,588

		$13,617,588

Semiconductors & Semiconductor Equipment — 4.9%

Broadcom, Inc.	55,600	$24,344,460

Texas Instruments, Inc.	133,900	21,977,007

		$46,321,467

Software — 7.5%

Microsoft Corp.	320,367	$71,256,028

		$71,256,028

Specialty Retail — 2.4%

Home Depot, Inc. (The)	85,000	$22,577,700

		$22,577,700

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc.	461,848	$61,282,611

		$61,282,611

Trading Companies & Distributors — 1.0%

Boise Cascade Co.	207,200	$9,904,160

		$9,904,160

Total Common Stocks (identified cost $640,601,111)		$949,537,799

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(3)	2,158,673	$2,158,673

Total Short-Term Investments (identified cost $2,158,673)		$2,158,673

Total Investments — 100.0% (identified cost $642,759,784)		$951,696,472

Other Assets, Less Liabilities — (0.0)%(4)		$(36,261)

Net Assets — 100.0%		$951,660,211

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $7,123,929.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

(4)	Amount is less than (0.05)%.

Abbreviations:

ADR	–	American Depositary Receipt

8	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value including $7,123,929 of securities on loan (identified cost, $640,601,111)	$949,537,799

Affiliated investment, at value (identified cost, $2,158,673)	2,158,673

Cash	137,234

Dividends receivable	1,007,640

Dividends receivable from affiliated investment	74

Receivable for Fund shares sold	171,871

Securities lending income receivable	656

Tax reclaims receivable	188,448

Total assets	$953,202,395

Liabilities

Payable for Fund shares redeemed	$523,770

Payable to affiliates:

Investment adviser fee	506,193

Distribution and service fees	175,928

Trustees’ fees	11,480

Accrued expenses	324,813

Total liabilities	$1,542,184

Net Assets	$951,660,211

Sources of Net Assets

Paid-in capital	$655,409,145

Distributable earnings	296,251,066

Total	$951,660,211

Class A Shares

Net Assets	$725,569,287

Shares Outstanding	42,595,799

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$17.03

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$18.07

Class C Shares

Net Assets	$29,195,013

Shares Outstanding	1,702,305

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$17.15

Class I Shares

Net Assets	$196,895,911

Shares Outstanding	11,568,910

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$17.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $309,364)	$24,789,124

Dividends from affiliated investment	13,679

Securities lending income, net	37,027

Total investment income	$24,839,830

Expenses

Investment adviser fee	$5,589,722

Distribution and service fees

Class A	1,637,916

Class C	420,583

Trustees’ fees and expenses	46,714

Custodian fee	214,635

Transfer and dividend disbursing agent fees	470,215

Legal and accounting services	88,665

Printing and postage	106,112

Registration fees	58,035

Miscellaneous	50,921

Total expenses	$8,683,518

Net investment income	$16,156,312

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(12,162,320)

Investment transactions — affiliated investment	(1,261)

Foreign currency transactions	20,839

Net realized gain (loss)	$(12,142,742)

Change in unrealized appreciation (depreciation) —

Investments	$93,934,016

Investments — affiliated investment	(295)

Foreign currency	39,520

Net change in unrealized appreciation (depreciation)	$93,973,241

Net realized and unrealized gain	$81,830,499

Net increase in net assets from operations	$97,986,811

10	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$16,156,312	$13,890,364

Net realized gain (loss)	(12,142,742)	39,587,419

Net change in unrealized appreciation (depreciation)	93,973,241	185,467,220

Net increase in net assets from operations	$97,986,811	$238,945,003

Distributions to shareholders —

Class A	$(19,322,901)	$(33,030,164)

Class C	(870,654)	(2,459,995)

Class I	(5,675,132)	(8,866,386)

Total distributions to shareholders	$(25,868,687)	$(44,356,545)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$25,145,166	$23,949,621

Class C	3,300,682	4,164,570

Class I	36,954,595	28,404,364

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	16,494,124	28,167,592

Class C	820,302	2,196,425

Class I	5,275,370	8,147,696

Cost of shares redeemed

Class A	(96,679,594)	(99,367,228)

Class C	(14,358,129)	(20,862,137)

Class I	(44,088,791)	(34,763,671)

Net asset value of shares converted

Class A	18,644,674	52,800,847

Class C	(18,644,674)	(52,800,847)

Net decrease in net assets from Fund share transactions	$(67,136,275)	$(59,962,768)

Net increase in net assets	$4,981,849	$134,625,690

Net Assets

At beginning of year	$946,678,362	$812,052,672

At end of year	$951,660,211	$946,678,362

11	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value — Beginning of year	$15.610	$12.510	$14.550		$13.510	$13.110

Income (Loss) From Operations

Net investment income(1)	$0.276	$0.227	$0.242		$0.282	$0.278

Net realized and unrealized gain (loss)	1.590	3.607	(0.942)		2.212	0.907

Total income (loss) from operations	$1.866	$3.834	$(0.700)		$2.494	$1.185

Less Distributions

From net investment income	$(0.264)	$(0.264)	$(0.264)		$(0.264)	$(0.264)

From net realized gain	(0.182)	(0.470)	(1.076)		(1.190)	(0.521)

Total distributions	$(0.446)	$(0.734)	$(1.340)		$(1.454)	$(0.785)

Net asset value — End of year	$17.030	$15.610	$12.510		$14.550	$13.510

Total Return(2)	12.32%	31.09%	(5.40)%		18.89%	9.21%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$725,569	$706,043	$558,487		$674,421	$685,372

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.01%	1.01%	1.02%		1.03%	1.04%

Net investment income	1.83%	1.57%	1.66%		1.98%	2.09%

Portfolio Turnover of the Portfolio(4)	—	—	37	%(5)	86%	97%

Portfolio Turnover of the Fund	81%	55%	41	%(5)(6)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	For the period from June 11, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Dividend Builder Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to June 11, 2018.

12	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value — Beginning of year	$15.710	$12.580	$14.620		$13.580	$13.160

Income (Loss) From Operations

Net investment income(1)	$0.166	$0.115	$0.133		$0.177	$0.179

Net realized and unrealized gain (loss)	1.602	3.636	(0.945)		2.209	0.926

Total income (loss) from operations	$1.768	$3.751	$(0.812)		$2.386	$1.105

Less Distributions

From net investment income	$(0.146)	$(0.151)	$(0.152)		$(0.156)	$(0.164)

From net realized gain	(0.182)	(0.470)	(1.076)		(1.190)	(0.521)

Total distributions	$(0.328)	$(0.621)	$(1.228)		$(1.346)	$(0.685)

Net asset value — End of year	$17.150	$15.710	$12.580		$14.620	$13.580

Total Return(2)	11.51%	30.13%	(6.09)%		17.89%	8.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$29,195	$56,585	$107,495		$149,298	$163,138

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.76%	1.77%	1.77%		1.78%	1.79%

Net investment income	1.10%	0.80%	0.91%		1.24%	1.34%

Portfolio Turnover of the Portfolio(4)	—	—	37	%(5)	86%	97%

Portfolio Turnover of the Fund	81%	55%	41	%(5)(6)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	For the period from June 11, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Dividend Builder Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to June 11, 2018.

13	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value — Beginning of year	$15.600	$12.500	$14.530		$13.500	$13.100

Income (Loss) From Operations

Net investment income(1)	$0.313	$0.262	$0.279		$0.316	$0.312

Net realized and unrealized gain (loss)	1.591	3.608	(0.932)		2.204	0.906

Total income (loss) from operations	$1.904	$3.870	$(0.653)		$2.520	$1.218

Less Distributions

From net investment income	$(0.302)	$(0.300)	$(0.301)		$(0.300)	$(0.297)

From net realized gain	(0.182)	(0.470)	(1.076)		(1.190)	(0.521)

Total distributions	$(0.484)	$(0.770)	$(1.377)		$(1.490)	$(0.818)

Net asset value — End of year	$17.020	$15.600	$12.500		$14.530	$13.500

Total Return(2)	12.61%	31.44%	(5.10)%		19.12%	9.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$196,896	$184,050	$146,070		$164,604	$113,726

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.76%	0.76%	0.77%		0.78%	0.79%

Net investment income	2.08%	1.82%	1.92%		2.22%	2.35%

Portfolio Turnover of the Portfolio(4)	—	—	37	%(5)	86%	97%

Portfolio Turnover of the Fund	81%	55%	41	%(5)(6)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	For the period from June 11, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Dividend Builder Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to June 11, 2018.

14	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Fund’s financial statements for such outstanding reclaims.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

15

Eaton Vance

Dividend Builder Fund

December 31, 2020

Notes to Financial Statements — continued

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$20,167,727	$17,556,442

Long-term capital gains	$5,700,960	$26,800,103

During the year ended December 31, 2020, distributable earnings was increased by $199,780 and paid-in capital was decreased by $199,780 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(10,943,301)

Net unrealized appreciation	$307,194,367

At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $10,943,301 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The

16

Eaton Vance

Dividend Builder Fund

December 31, 2020

Notes to Financial Statements — continued

deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $10,943,301 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$644,569,044

Gross unrealized appreciation	$309,192,335

Gross unrealized depreciation	(2,064,907)

Net unrealized appreciation	$307,127,428

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at a reduced rate on daily net assets of $3 billion or more, and is payable monthly. For the year ended December 31, 2020, the investment adviser fee amounted to $5,589,722 or 0.64% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $27,161 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,704 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $1,637,916 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $315,437 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $105,146 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends

17

Eaton Vance

Dividend Builder Fund

December 31, 2020

Notes to Financial Statements — continued

or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $6,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $707,737,017 and $783,413,910, respectively, for the year ended December 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	1,699,807	1,656,682

Issued to shareholders electing to receive payments of distributions in Fund shares	1,078,741	1,906,692

Redemptions	(6,635,685)	(6,912,680)

Converted from Class C shares	1,221,844	3,937,445

Net increase (decrease)	(2,635,293)	588,139

	Year Ended December 31,
Class C	2020	2019

Sales	226,947	284,321

Issued to shareholders electing to receive payments of distributions in Fund shares	53,368	147,852

Redemptions	(966,206)	(1,460,281)

Converted to Class A shares	(1,213,264)	(3,913,810)

Net decrease	(1,899,155)	(4,941,918)

	Year Ended December 31,
Class I	2020	2019

Sales	2,473,700	1,984,411

Issued to shareholders electing to receive payments of distributions in Fund shares	345,555	552,655

Redemptions	(3,051,817)	(2,422,215)

Net increase (decrease)	(232,562)	114,851

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

18

Eaton Vance

Dividend Builder Fund

December 31, 2020

Notes to Financial Statements — continued

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2020, the value of the securities loaned (all common stocks) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $7,123,929 and $7,346,994, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

10  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $2,158,673, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$3,124,549	$138,514,002	$(139,478,322)	$(1,261)	$(295)	$2,158,673	$13,679	2,158,673

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$949,537,799	*	$—	$—	$949,537,799

Short-Term Investments	—		2,158,673	—	2,158,673

Total Investments	$949,537,799		$2,158,673	$—	$951,696,472

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

19

Eaton Vance

Dividend Builder Fund

December 31, 2020

Notes to Financial Statements — continued

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

20

Eaton Vance

Dividend Builder Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Dividend Builder Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Fund designates approximately $20,837,105, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 95.81% qualifies for the corporate dividends received deduction.

22

Eaton Vance

Dividend Builder Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Dividend Builder Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Dividend Builder Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

23

Eaton Vance

Dividend Builder Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

24

Eaton Vance

Dividend Builder Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

25

Eaton Vance

Dividend Builder Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered

26

Eaton Vance

Dividend Builder Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

27

Eaton Vance

Dividend Builder Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Eaton Vance

Dividend Builder Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021). Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

29

Eaton Vance

Dividend Builder Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

159    12.31.20

Eaton Vance

Greater India Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Goldman Sachs Asset Management, L.P. (GSAM), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and GSAM are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Greater India Fund

Eaton Vance

Greater India Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The MSCI India Index (the Index) returned 21.04% in the fourth quarter of 2020, outperforming the MSCI Emerging Markets Index by 1.34%, and bringing the Index annual returns to 15.55% for the 12-month period ended December 31, 2020.

Overtaken by fears of a global recession triggered by the COVID-19 outbreak, global markets fell 10%-30% in March 2020. India’s government initiated a nationwide lockdown on March 25, 2020, and extended it to May 30, 2020. Thereafter, the Indian government announced new guidelines, allowing economic activities to resume in a phased manner beginning June 8, 2020.

India’s Finance Minister later announced multiple economic measures and reforms as part of the Indian government’s INR 20 trillion economic stimulus package — about 10% of India’s gross domestic product (GDP). India’s central bank (the RBI) also reduced policy rates and announced several regulatory measures, including an extension of a moratorium on principal and interest repayments, conversion of short-term loans into longer-term loans, and an increase in capital exposure limits for banks.

Though the number of COVID-19 cases in India continued to rise during the period, active cases fell by about 75% from its peak on September 18, 2020. New cases were running around 20,000 per day toward the end of the period, down from over 90,000 per day at its peak. While the Indian fatality rate was lower than the world average during the period, positive news regarding vaccine progress boosted investor confidence.

Overall industrial activity — based on production data of electricity, automobiles, steel, cement, coal, and refinery products — fully recovered to pre-COVID-19 levels during the period. Overall services activity — based on sectors such as domestic travel, and domestic and international trade — continued to recover, but remained about 12% below pre-COVID-19 levels. The Finance Minister announced a third fiscal stimulus package during the period consisting of relief measures worth INR 2.65 trillion — 1.33% of GDP — to support manufacturing, agriculture, and residential housing.

After prior announcements related to fiscal and monetary stimulus, the Indian government and the RBI continued to take steps for economic revival. The RBI proactively ensured adequate liquidity within the system, allowed banks to provide a moratorium on loan repayments, and laid out guidelines for loan restructuring. The Indian government pushed through market reforms to improve India’s structural competitiveness. Rationalization of labor codes, deregulation of agricultural commodity markets, promoting investments in manufacturing, and robust actions toward privatization were among key initiatives.

The best-performing sectors during the period were health care, information technology, and materials, while the worst-performing sectors were financials and utilities.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Greater India Fund (the Fund) returned 17.64% for Class A shares at net asset value (NAV), outperforming its benchmark, the Index, which returned 15.55%.

At the sector level, the Fund’s positions in information technology (IT) and consumer staples were the largest contributors to performance relative to the Index during the period, while positions in the consumer discretionary and financials sectors detracted from relative returns.

Within IT, an overweight position in Infosys, Ltd. (Infosys) was the largest contributor to returns relative to the Index during the period. Infosys provides IT, consulting, and business process outsourcing services to developed markets in the U.S. and Europe. Amid the COVID-19 crisis, a majority of businesses in India were negatively impacted. However, Infosys performed comparatively well due to strong fundamentals, sector tailwinds, and substantial liquidity. Within communication services, the Fund’s overweight position in Info Edge India, Ltd. (Info Edge) also contributed to relative returns. Info Edge is India’s leading internet company with a dominant presence through its online job portal, fast-growing real estate portal, and other areas, including restaurant searches and dating sites. The stock outperformed the Index on the back of its multiple businesses, including investments in food delivery startup Zomato, Ltd.

Within the financials sector, the Fund’s underweight position in Bajaj Finance, Ltd. (Bajaj), a nonbanking financial company focused on consumer and commercial lending, was the largest detractor to returns relative to the Index during the period. Bajaj reported mixed quarterly returns, with higher COVID-19 related provisions weighing over its profitability. With a significant portion of its loan book under moratorium, the stock was sold from the Fund during the second quarter of 2020. However, along with the recovery in the broader financials sector, the stock rallied and the Fund initiated a position in Bajaj Finserv, Ltd., the holding company of Bajaj, at an attractive valuation in the fourth quarter.

Within the energy sector, the Fund’s underweight position in Reliance Industries, Ltd. (RIL), an oil refiner and manufacturer of petrochemicals, detracted from returns relative to the Index during the period. Though earnings from its oil refining business were muted during the period, optimism around RIL’s stock had been driven by several strategic partnerships and private investments that the company received through sales within its retail and telecom subsidiaries. While management likes RIL’s new economy business segments, the Fund has historically maintained an underweight position due to high valuations and not-so-efficient capital allocation policies. The Fund also trimmed its stock position in RIL during the second half of the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater India Fund

December 31, 2020

Performance2,3

Portfolio Manager Hiren Dasani, CFA, of Goldman Sachs Asset Management, L.P. (GSAM)

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	05/02/1994	05/02/1994	17.64%	11.14%	4.76%
Class A with 5.75% Maximum Sales Charge	—	—	10.88	9.84	4.15
Class C at NAV	07/07/2006	05/02/1994	16.82	10.38	4.03
Class C with 1% Maximum Sales Charge	—	—	15.83	10.38	4.03
Class I at NAV	10/01/2009	05/02/1994	17.99	11.48	5.08

MSCI India Index	—	—	15.55%	9.51%	3.38%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

			1.63%	2.33%	1.33%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$14,857	N.A.
Class I	$250,000	12/31/2010	$410,398	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater India Fund

December 31, 2020

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Infosys, Ltd.	13.8%

ICICI Bank, Ltd.	8.6

Reliance Industries, Ltd.	6.9

Axis Bank, Ltd.	5.3

Hindustan Unilever, Ltd.	4.8

Maruti Suzuki India, Ltd.	4.3

HCL Technologies, Ltd.	3.6

Info Edge India, Ltd.	3.2

HDFC Bank, Ltd.	2.7

Kotak Mahindra Bank, Ltd.	2.5

Total	55.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater India Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI India Index is an unmanaged index of common stocks traded in the India market. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective September 15, 2016, Goldman Sachs Asset Management International (GSAM beginning October 19, 2017) began sub- advising the Fund. Performance prior to September 15, 2016, reflects the Fund’s performance under a former sub-adviser.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

5

Eaton Vance

Greater India Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,407.80	$9.14	1.51%
Class C	$1,000.00	$1,403.00	$13.17	2.18%
Class I	$1,000.00	$1,409.80	$7.33	1.21%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.50	$7.66	1.51%
Class C	$1,000.00	$1,014.20	$11.04	2.18%
Class I	$1,000.00	$1,019.10	$6.14	1.21%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Greater India Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Investment in Greater India Portfolio, at value (identified cost, $148,217,484)	$237,414,299

Receivable for Fund shares sold	172,609

Total assets	$237,586,908

Liabilities

Payable for Fund shares redeemed	$186,599

Payable to affiliates:

Administration fee	28,263

Distribution and service fees	45,179

Trustees’ fees	125

Accrued expenses	90,063

Total liabilities	$350,229

Net Assets	$237,236,679

Sources of Net Assets

Paid-in capital	$146,291,130

Distributable earnings	90,945,549

Total	$237,236,679

Class A Shares

Net Assets	$160,570,243

Shares Outstanding	3,991,502

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$40.23

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$42.68

Class C Shares

Net Assets	$7,803,832

Shares Outstanding	229,336

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$34.03

Class I Shares

Net Assets	$68,862,604

Shares Outstanding	1,663,335

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$41.40

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends allocated from Portfolio (net of foreign taxes, $307,441)	$1,537,441

Interest allocated from Portfolio	2,412

Expenses allocated from Portfolio	(1,771,684)

Total investment loss from Portfolio	$(231,831)

Expenses

Administration fee	$284,304

Distribution and service fees

Class A	408,848

Class C	83,641

Trustees’ fees and expenses	500

Custodian fee	20,140

Transfer and dividend disbursing agent fees	194,491

Legal and accounting services	27,441

Printing and postage	33,576

Registration fees	48,326

Miscellaneous	10,309

Total expenses	$1,111,576

Net investment loss	$(1,343,407)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $43,427)	$4,865,517

Financial futures contracts	1,567,511

Foreign currency transactions	(85,177)

Net realized gain	$6,347,851

Change in unrealized appreciation (depreciation) —

Investments	$28,840,800

Financial futures contracts	5,719

Foreign currency	(2,158)

Net change in unrealized appreciation (depreciation)	$28,844,361

Net realized and unrealized gain	$35,192,212

Net increase in net assets from operations	$33,848,805

8	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(1,343,407)	$(1,202,942)

Net realized gain	6,347,851	2,233,612

Net change in unrealized appreciation (depreciation)	28,844,361	19,937,594

Net increase in net assets from operations	$33,848,805	$20,968,264

Distributions to shareholders —

Class A	$(400,539)	$(4,591,828)

Class B	—	(8,912)

Class C	(26,074)	(433,321)

Class I	(138,011)	(1,059,604)

Total distributions to shareholders	$(564,624)	$(6,093,665)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$8,791,552	$8,144,780

Class B	—	736

Class C	1,151,209	1,654,639

Class I	50,142,961	17,577,702

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	356,690	4,145,063

Class B	—	8,067

Class C	25,905	376,242

Class I	118,877	864,768

Cost of shares redeemed

Class A	(33,527,366)	(22,105,068)

Class B	—	(50,711)

Class C	(4,199,233)	(4,331,484)

Class I	(34,902,284)	(17,968,399)

Net asset value of shares converted(1)

Class A	1,561,672	8,818,338

Class B	—	(564,214)

Class C	(1,561,672)	(8,254,124)

Net decrease in net assets from Fund share transactions	$(12,041,689)	$(11,683,665)

Net increase in net assets	$21,242,492	$3,190,934

Net Assets

At beginning of year	$215,994,187	$212,803,253

At end of year	$237,236,679	$215,994,187

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$34.300	$32.020	$36.830	$26.300	$25.770

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.237)	$(0.188)	$(0.150)	$0.016	$(0.200)

Net realized and unrealized gain (loss)	6.263	3.424	(4.284)	11.737	0.878

Total income (loss) from operations	$6.026	$3.236	$(4.434)	$11.753	$0.678

Less Distributions

From net investment income	$—	$—	$(0.376)	$(1.223)	$(0.148)

From net realized gain	(0.096)	(0.956)	—	—	—

Total distributions	$(0.096)	$(0.956)	$(0.376)	$(1.223)	$(0.148)

Net asset value — End of year	$40.230	$34.300	$32.020	$36.830	$26.300

Total Return(2)	17.64%	10.46%	(12.13)%	44.80%	2.64	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$160,570	$163,335	$152,967	$192,016	$149,950

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.56%	1.63%	1.62%	1.68%	1.88	%(3)

Net investment income (loss)	(0.75)%	(0.58)%	(0.44)%	0.05%	(0.75)%

Portfolio Turnover of the Portfolio	26%	21%	29%	25%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended December 31, 2016). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$29.230	$27.620	$32.050	$23.020	$22.580

Income (Loss) From Operations

Net investment loss(1)	$(0.385)	$(0.363)	$(0.334)	$(0.186)	$(0.336)

Net realized and unrealized gain (loss)	5.281	2.929	(3.720)	10.247	0.776

Total income (loss) from operations	$4.896	$2.566	$(4.054)	$10.061	$0.440

Less Distributions

From net investment income	$—	$—	$(0.376)	$(1.031)	$—

From net realized gain	(0.096)	(0.956)	—	—	—

Total distributions	$(0.096)	$(0.956)	$(0.376)	$(1.031)	$—

Net asset value — End of year	$34.030	$29.230	$27.620	$32.050	$23.020

Total Return(2)	16.82%	9.69%	(12.76)%	43.81%	1.95	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,804	$11,898	$21,891	$30,195	$22,335

Ratios (as a percentage of average daily net assets):(4)

Expenses	2.26%	2.33%	2.32%	2.38%	2.58	%(3)

Net investment loss	(1.44)%	(1.30)%	(1.14)%	(0.65)%	(1.44)%

Portfolio Turnover of the Portfolio	26%	21%	29%	25%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended December 31, 2016). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$35.190	$32.730	$37.520	$26.770	$26.230

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.148)	$(0.092)	$(0.047)	$0.140	$(0.126)

Net realized and unrealized gain (loss)	6.454	3.508	(4.367)	11.936	0.900

Total income (loss) from operations	$6.306	$3.416	$(4.414)	$12.076	$0.774

Less Distributions

From net investment income	$—	$—	$(0.376)	$(1.326)	$(0.234)

From net realized gain	(0.096)	(0.956)	—	—	—

Total distributions	$(0.096)	$(0.956)	$(0.376)	$(1.326)	$(0.234)

Net asset value — End of year	$41.400	$35.190	$32.730	$37.520	$26.770

Total Return(2)	17.99%	10.79%	(11.85)%	45.22%	2.97	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$68,863	$40,761	$37,330	$48,595	$26,866

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.26%	1.33%	1.32%	1.38%	1.58	%(3)

Net investment income (loss)	(0.45)%	(0.27)%	(0.14)%	0.41%	(0.46)%

Portfolio Turnover of the Portfolio	26%	21%	29%	25%	91%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the year ended December 31, 2016). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2020). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are

13

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Long-term capital gains	$564,624	$6,093,665

During the year ended December 31, 2020, distributable earnings was increased by $1,268,603 and paid-in capital was decreased by $1,268,603 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$814,581

Net unrealized appreciation	$90,130,968

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM) and an indirect subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Goldman Sachs Asset Management, L.P. a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended December 31, 2020, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2020, the administration fee amounted to $284,304.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $9,002 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,319 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $408,848 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $62,731 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $20,910 for Class C shares.

14

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2020, increases and decreases in the Fund’s investment in the Portfolio aggregated $42,906,129 and $57,262,729, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	278,715	251,172

Issued to shareholders electing to receive payments of distributions in Fund shares	11,006	135,062

Redemptions	(1,107,484)	(680,177)

Converted from Class B shares	—	18,163

Converted from Class C shares	47,626	260,718

Net decrease	(770,137)	(15,062)

Class B		Year Ended December 31, 2019(1)

Sales		28

Issued to shareholders electing to receive payments of distributions in Fund shares		305

Redemptions		(1,747)

Converted to Class A shares		(20,705)

Net decrease		(22,119)

	Year Ended December 31,
Class C	2020	2019

Sales	40,110	58,720

Issued to shareholders electing to receive payments of distributions in Fund shares	943	14,344

Redemptions	(162,624)	(155,685)

Converted to Class A shares	(56,121)	(302,832)

Net decrease	(177,692)	(385,453)

15

Eaton Vance

Greater India Fund

December 31, 2020

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2020	2019

Sales	1,751,546	529,425

Issued to shareholders electing to receive payments of distributions in Fund shares	3,568	27,497

Redemptions	(1,249,965)	(539,364)

Net increase	505,149	17,558

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders and at any adjournments or postponements thereof. The joint special meeting of shareholders was held on February 18, 2021 and adjourned to February 26, 2021 with respect to the Fund. The Board has approved an interim investment advisory agreement and an interim investment sub-advisory agreement (the “Interim Agreements”) for the Fund to take effect upon the close of the transaction if Fund shareholders have not approved the new investment advisory agreement and new investment sub-advisory agreement prior to the closing. The Interim Agreements would allow the Fund’s investment adviser and investment sub-adviser to continue to manage the Fund for up to an additional 150 days to allow for further proxy solicitation and the Board’s consideration of different options for the Fund. While the Interim Agreements are in effect, the Fund’s investment adviser and investment sub-adviser would continue to manage the Fund under the Board’s oversight. The terms of the Interim Agreements are substantially identical to those of the current investment advisory agreement and current investment sub-advisory agreement except for term and escrow provisions required by applicable law.

16

Eaton Vance

Greater India Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Greater India Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit.  For the fiscal year ended December 31, 2020, the Fund paid foreign taxes of $347,022 and recognized foreign source income of $1,844,882.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $815,045 or, if subsequently determined to be different, the net capital gain of such year.

18

Greater India Portfolio

December 31, 2020

Portfolio of Investments

Common Stocks — 96.9%
Security	Shares	Value

India — 96.9%

Airlines — 0.7%

InterGlobe Aviation, Ltd.(1)(2)	69,143	$1,631,021

		$1,631,021

Automobiles — 5.4%

Hero MotoCorp, Ltd.	61,816	$2,631,189

Maruti Suzuki India, Ltd.	97,906	10,278,057

		$12,909,246

Banks — 19.1%

Axis Bank, Ltd.(2)	1,491,259	$12,663,824

HDFC Bank, Ltd.(2)	324,037	6,391,942

ICICI Bank, Ltd.(2)	2,774,975	20,365,416

Kotak Mahindra Bank, Ltd.(2)	218,246	5,964,209

		$45,385,391

Construction & Engineering — 1.7%

Voltas, Ltd.	362,567	$4,076,359

		$4,076,359

Construction Materials — 2.4%

UltraTech Cement, Ltd.	78,030	$5,647,606

		$5,647,606

Consumer Finance — 1.9%

Mahindra & Mahindra Financial Services, Ltd.(2)	594,130	$1,420,587

Muthoot Finance, Ltd.	105,884	1,749,987

SBI Cards & Payment Services, Ltd.	122,770	1,430,871

		$4,601,445

Electrical Equipment — 0.2%

Graphite India, Ltd.	83,106	$344,239

		$344,239

Food & Staples Retailing — 2.1%

Avenue Supermarts, Ltd.(1)(2)	132,905	$5,028,698

		$5,028,698

Food Products — 1.6%

Tata Consumer Products, Ltd.	467,358	$3,786,013

		$3,786,013

Security	Shares	Value

Health Care Providers & Services — 0.7%

Apollo Hospitals Enterprise, Ltd.	48,038	$1,580,634

		$1,580,634

Hotels, Restaurants & Leisure — 1.4%

Jubilant FoodWorks, Ltd.	84,027	$3,220,417

		$3,220,417

Household Durables — 3.1%

Crompton Greaves Consumer Electricals, Ltd.	863,283	$4,498,531

Whirlpool of India, Ltd.	81,838	2,931,402

		$7,429,933

Household Products — 4.8%

Hindustan Unilever, Ltd.	345,269	$11,328,218

		$11,328,218

Insurance — 4.3%

Bajaj Finserv, Ltd.	25,108	$3,058,327

ICICI Lombard General Insurance Co., Ltd.(1)(2)	150,940	3,152,250

SBI Life Insurance Co., Ltd.(1)(2)	314,097	3,883,921

		$10,094,498

Interactive Media & Services — 3.2%

Info Edge India, Ltd.	117,061	$7,686,077

		$7,686,077

IT Services — 19.4%

HCL Technologies, Ltd.	666,868	$8,657,498

Infosys, Ltd.	1,915,915	32,783,957

Infosys, Ltd. ADR	44,140	748,173

Larsen & Toubro Infotech, Ltd.(1)	78,423	3,930,322

		$46,119,950

Life Sciences Tools & Services — 3.3%

Divi’s Laboratories, Ltd.	105,010	$5,517,099

Syngene International, Ltd.(1)(2)	275,765	2,415,055

		$7,932,154

Machinery — 0.7%

AIA Engineering, Ltd.	64,413	$1,756,964

		$1,756,964

19	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Multiline Retail — 0.5%

Trent, Ltd.	113,576	$1,068,822

		$1,068,822

Oil, Gas & Consumable Fuels — 6.9%

Reliance Industries, Ltd.	602,921	$16,375,905

		$16,375,905

Personal Products — 1.3%

Marico, Ltd.	538,582	$2,979,168

		$2,979,168

Pharmaceuticals — 5.3%

Abbott India, Ltd.	16,649	$3,594,986

Gland Pharma, Ltd.(1)(2)	61,420	1,965,305

Ipca Laboratories, Ltd.	71,998	2,162,448

Lupin, Ltd.	197,697	2,648,315

Torrent Pharmaceuticals, Ltd.	58,307	2,235,189

		$12,606,243

Professional Services — 0.7%

L&T Technology Services, Ltd.(1)	51,123	$1,638,990

		$1,638,990

Real Estate Management & Development — 2.2%

Godrej Properties, Ltd.(2)	117,693	$2,305,816

Oberoi Realty, Ltd.(2)	214,170	1,699,967

Prestige Estates Projects, Ltd.	325,464	1,186,336

		$5,192,119

Security	Shares	Value

Thrifts & Mortgage Finance — 1.7%

Housing Development Finance Corp., Ltd.	118,625	$4,142,006

		$4,142,006

Wireless Telecommunication Services — 2.3%

Bharti Airtel, Ltd.	776,809	$5,422,803

		$5,422,803

Total India (identified cost $140,856,586)		$229,984,919

Total Common Stocks (identified cost $140,856,586)		$229,984,919

Total Investments — 96.9% (identified cost $140,856,586)		$229,984,919

Other Assets, Less Liabilities — 3.1%		$7,431,703

Net Assets — 100.0%		$237,416,622

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $23,645,562 or 10.0% of the Portfolio’s net assets.

(2)	Non-income producing security.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

SGX CNX Nifty Index	192	Long	1/28/21	$5,382,144	$5,719

					$5,719

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $140,856,586)	$229,984,919

Cash	7,134,745

Deposits for derivatives collateral — financial futures contracts	443,520

Foreign currency, at value (identified cost, $107,050)	107,777

Receivable for foreign taxes	40,297

Total assets	$237,711,258

Liabilities

Payable for variation margin on open financial futures contracts	$13,014

Payable to affiliates:

Investment adviser fee	160,095

Trustees’ fees	2,478

Accrued expenses	119,049

Total liabilities	$294,636

Net Assets applicable to investors’ interest in Portfolio	$237,416,622

21	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $307,444)	$1,537,456

Interest	2,412

Total investment income	$1,539,868

Expenses

Investment adviser fee	$1,612,180

Trustees’ fees and expenses	10,172

Custodian fee	53,260

Legal and accounting services	86,478

Miscellaneous	9,610

Total expenses	$1,771,700

Net investment loss	$(231,832)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $43,428)	$4,865,563

Financial futures contracts	1,567,526

Foreign currency transactions	(85,177)

Net realized gain	$6,347,912

Change in unrealized appreciation (depreciation) —

Investments	$28,841,106

Financial futures contracts	5,719

Foreign currency	(2,158)

Net change in unrealized appreciation (depreciation)	$28,844,667

Net realized and unrealized gain	$35,192,579

Net increase in net assets from operations	$34,960,747

22	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income (loss)	$(231,832)	$147,609

Net realized gain	6,347,912	2,233,635

Net change in unrealized appreciation (depreciation)	28,844,667	19,937,767

Net increase in net assets from operations	$34,960,747	$22,319,011

Capital transactions —

Contributions	$42,906,129	$12,649,694

Withdrawals	(57,262,729)	(31,342,570)

Net decrease in net assets from capital transactions	$(14,356,600)	$(18,692,876)

Net increase in net assets	$20,604,147	$3,626,135

Net Assets

At beginning of year	$216,812,475	$213,186,340

At end of year	$237,416,622	$216,812,475

23	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.93%	0.98%	0.98%	0.98%	1.19%

Net investment income (loss)	(0.12)%	0.07%	0.19%	0.76%	(0.06)%

Portfolio Turnover	26%	21%	29%	25%	91%

Total Return	18.38%	11.17%	(11.57)%	45.78%	3.35%

Net assets, end of year (000’s omitted)	$237,417	$216,812	$213,186	$273,437	$203,663

24	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2020, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at the closing price for foreign investors as provided by the exchange on which they trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of March 31, 2020,

25

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

the Portfolio, for tax reporting in India, had accumulated losses of INR 1,073,737,325 (having a value of approximately $14,695,000 at December 31, 2020) that can be carried forward to offset future realized gains from the sale of certain Indian securities that would otherwise be subject to Indian capital gain taxes. These accumulated losses expire on March 31, 2022 (INR 90,144,310), March 31, 2026 (INR 74,501,836), March 31, 2027 (INR 905,473,400) and March 31, 2028 (INR 3,617,779). Of the accumulated losses as of March 31, 2020, INR 206,408,358 are short-term and INR 867,328,967 are long-term.

As of December 31, 2020, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.85% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2020, the investment adviser fee amounted to $1,612,180 or 0.85% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Goldman Sachs Asset Management, L.P. a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $48,879,099 and $68,071,247, respectively, for the year ended December 31, 2020.

26

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$142,728,243

Gross unrealized appreciation	$87,919,548

Gross unrealized depreciation	(657,153)

Net unrealized appreciation	$87,262,395

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2020 is included in the Portfolio of Investments. At December 31, 2020, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Portfolio enters into equity index futures contracts to manage cash flows.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Financial futures contracts	$5,719	$—

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Financial futures contracts	$1,567,526	$5,719

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2020, which is indicative of the volume of this derivative type, was approximately $3,290,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal

27

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$—	$13,108,880		$—	$13,108,880

Consumer Discretionary	—	24,628,418		—	24,628,418

Consumer Staples	—	23,122,097		—	23,122,097

Energy	—	16,375,905		—	16,375,905

Financials	—	64,223,340		—	64,223,340

Health Care	1,965,305	20,153,726		—	22,119,031

Industrials	—	9,447,573		—	9,447,573

Information Technology	748,173	45,371,777		—	46,119,950

Materials	—	5,647,606		—	5,647,606

Real Estate	—	5,192,119		—	5,192,119

Total Common Stocks	$2,713,478	$227,271,441	*	$—	$229,984,919

Total Investments	$2,713,478	$227,271,441		$—	$229,984,919

Futures Contracts	$5,719	$—		$—	$5,719

Total	$2,719,197	$227,271,441		$—	$229,990,638

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

8  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign

28

Greater India Portfolio

December 31, 2020

Notes to Financial Statements — continued

securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Countries within the Indian sub-continent region are considered emerging market countries. The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. The securities markets in these countries are comparatively underdeveloped and may be concentrated in certain sectors. In addition, governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

9  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Portfolio’s Board approved a new investment advisory agreement and a new sub-advisory agreement. The new investment advisory agreement and new sub-advisory agreement were approved by Portfolio interest holders at a joint special meeting of interest holders held on February 19, 2021, and would take effect upon consummation of the transaction.

29

Greater India Portfolio

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

30

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Greater India Fund and Greater India Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Greater India Fund	Boston Management and Research	Goldman Sachs Asset Management, L.P.

Greater India Portfolio	Boston Management and Research	Goldman Sachs Asset Management, L.P.

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

31

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;
•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

32

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

33

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The

34

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

35

Eaton Vance

Greater India Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

36

Eaton Vance

Greater India Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

37

Eaton Vance

Greater India Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President of the Trust	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

38

Eaton Vance

Greater India Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of CRM.

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Greater India Fund and Greater India Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Greater India Fund and Greater India Portfolio

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Administrator of Eaton Vance Greater India Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142    12.31.20

Eaton Vance

Growth Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Growth Fund

Eaton Vance

Growth Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Growth Fund (the Fund) returned 37.16% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 38.49%.

Stock selections and an overweight position relative to the Index in the financials sector, along with stock selections in the communication services sector, and stock selections and an overweight position in the health care sector, detracted from Fund performance versus the Index during the period. Within financials, the Fund’s out-of-Index positions in Bank of America Corp. (BofA) and JPMorgan Chase & Co. declined in value and detracted from performance relative to the Index. Like many banking firms during the period — and despite being established banks with diverse lines of business — both companies were negatively affected by the economic slowdown caused by the pandemic and by falling interest rates, which lowered their revenue from loan operations. By period-end, BofA was sold from the Fund.

In communication services, the Fund’s out-of-Index holding in Walt Disney Co. (Disney) hurt relative performance as well. While Disney’s stock price advanced during the period, it underperformed the Index as the pandemic decimated revenue in Disney’s theme parks, cruises, and sports entertainment lines of business. For Disney, however, the effects of the pandemic cut both ways: With families sheltering at home, its Disney+ streaming video service added subscribers at a higher and faster rate than many investors had expected.

In the health care sector, the Fund’s overweight position in Boston Scientific Corp. (Boston Scientific), a medical device manufacturer, also detracted from relative performance. The company’s stock price declined as elective surgical procedures, which represented the main market for Boston Scientific’s products, were deferred due to the spread of COVID-19.

In contrast, stock selections in the information technology (IT) sector, along with stock selections and an underweight position in the consumer staples sector, contributed to Fund performance versus the Index during the period. Avoiding the poor-performing real estate sector also contributed to returns relative to the Index, as companies across the sector suffered from declining office occupancy and retail tenants fell behind in rents, or went out of business during the pandemic.

Within the IT sector, the Fund’s overweight position in Zscaler, Inc. (Zscaler) contributed to relative performance as the stock more than quadrupled in price during the period. Zscaler provides a cloud-based cybersecurity-as-a-service platform that saw increased demand and investor enthusiasm as companies across the globe shifted to an internet-based remote work environment during the pandemic. Elsewhere in IT, the Fund’s overweight position in PayPal Holdings, Inc. also benefited from changing behaviors during the pandemic. The online payments processor reported several quarters of better-than-projected revenues and profitability as the pandemic accelerated consumers’ shift from in-store to online shopping.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Growth Fund

December 31, 2020

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	09/09/2002	09/09/2002	37.16%	18.12%	15.02%
Class A with 5.75% Maximum Sales Charge	—	—	29.25	16.72	14.35
Class C at NAV	09/09/2002	09/09/2002	36.17	17.24	14.16
Class C with 1% Maximum Sales Charge	—	—	35.17	17.24	14.16
Class I at NAV	05/03/2007	09/09/2002	37.51	18.41	15.30
Class R at NAV	08/03/2009	09/09/2002	36.84	17.81	14.73

Russell 1000® Growth Index	—	—	38.49%	20.98%	17.19%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

Gross		1.09%	1.84%	0.84%	1.34%
Net		1.05	1.80	0.80	1.30

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$37,648	N.A.
Class I	$250,000	12/31/2010	$1,039,650	N.A.
Class R	$10,000	12/31/2010	$39,563	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Growth Fund

December 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Amazon.com, Inc.	8.8%

Microsoft Corp.	5.8

Apple, Inc.	5.2

Visa, Inc., Class A	4.8

PayPal Holdings, Inc.	3.9

Adobe, Inc.	3.9

QUALCOMM, Inc.	3.7

Alphabet, Inc., Class A	3.7

Facebook, Inc., Class A	3.3

salesforce.com, inc.	2.7

Total	45.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Growth Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

Important Notice to Shareholders

At a special meeting of shareholders held on September 17, 2020, shareholders of the Fund approved a change in the Fund’s diversification status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended.

5

Eaton Vance

Growth Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,270.80	$5.99	**	1.05%
Class C	$1,000.00	$1,266.10	$10.25	**	1.80%
Class I	$1,000.00	$1,272.30	$4.57	**	0.80%
Class R	$1,000.00	$1,269.10	$7.41	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.33	**	1.05%
Class C	$1,000.00	$1,016.10	$9.12	**	1.80%
Class I	$1,000.00	$1,021.10	$4.06	**	0.80%
Class R	$1,000.00	$1,018.60	$6.60	**	1.30%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Growth Fund

December 31, 2020

Portfolio of Investments

Common Stocks — 100.1%
Security	Shares	Value

Aerospace & Defense — 1.2%

Hexcel Corp.	55,410	$2,686,831

Raytheon Technologies Corp.	31,944	2,284,315

		$4,971,146

Auto Components — 0.8%

Aptiv PLC	25,285	$3,294,383

		$3,294,383

Banks — 0.9%

JPMorgan Chase & Co.	28,202	$3,583,628

		$3,583,628

Beverages — 1.4%

Constellation Brands, Inc., Class A	15,897	$3,482,238

PepsiCo, Inc.	14,900	2,209,670

		$5,691,908

Biotechnology — 4.8%

AbbVie, Inc.	76,484	$8,195,261

Argenx SE ADR(1)	11,534	3,392,034

Blueprint Medicines Corp.(1)	28,245	3,167,677

Immunovant, Inc.(1)	38,669	1,786,121

Vertex Pharmaceuticals, Inc.(1)	11,442	2,704,202

		$19,245,295

Building Products — 0.8%

Trane Technologies PLC	21,361	$3,100,763

		$3,100,763

Capital Markets — 2.4%

Charles Schwab Corp. (The)	84,590	$4,486,654

Goldman Sachs Group, Inc. (The)	19,951	5,261,278

		$9,747,932

Commercial Services & Supplies — 0.6%

Waste Connections, Inc.	25,315	$2,596,560

		$2,596,560

Containers & Packaging — 0.3%

Avery Dennison Corp.	7,502	$1,163,635

		$1,163,635

Security	Shares	Value

Electrical Equipment — 1.4%

AMETEK, Inc.	44,928	$5,433,592

		$5,433,592

Electronic Equipment, Instruments & Components — 1.8%

Zebra Technologies Corp., Class A(1)	19,283	$7,411,035

		$7,411,035

Entertainment — 2.9%

Netflix, Inc.(1)	14,397	$7,784,890

Walt Disney Co. (The)	21,319	3,862,576

		$11,647,466

Food & Staples Retailing — 1.1%

Sysco Corp.	56,708	$4,211,136

		$4,211,136

Food Products — 0.9%

Mondelez International, Inc., Class A	62,651	$3,663,204

		$3,663,204

Health Care Equipment & Supplies — 4.7%

Abbott Laboratories	28,059	$3,072,180

Boston Scientific Corp.(1)	81,186	2,918,636

Haemonetics Corp.(1)	43,405	5,154,344

Intuitive Surgical, Inc.(1)	7,050	5,767,605

Tandem Diabetes Care, Inc.(1)	19,566	1,872,075

		$18,784,840

Health Care Providers & Services — 2.5%

UnitedHealth Group, Inc.	28,714	$10,069,425

		$10,069,425

Hotels, Restaurants & Leisure — 1.6%

Starbucks Corp.	58,704	$6,280,154

		$6,280,154

Interactive Media & Services — 10.2%

Alphabet, Inc., Class A(1)	8,374	$14,676,607

Alphabet, Inc., Class C(1)	5,572	9,761,475

Facebook, Inc., Class A(1)	48,774	13,323,106

Twitter, Inc.(1)	59,692	3,232,322

		$40,993,510

7	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Internet & Direct Marketing Retail — 8.8%

Amazon.com, Inc.(1)	10,856	$35,357,232

		$35,357,232

IT Services — 9.3%

GoDaddy, Inc., Class A(1)	29,745	$2,467,348

PayPal Holdings, Inc.(1)	66,418	15,555,096

Visa, Inc., Class A	88,617	19,383,196

		$37,405,640

Life Sciences Tools & Services — 3.0%

10X Genomics, Inc., Class A(1)	18,321	$2,594,254

Agilent Technologies, Inc.	29,460	3,490,715

Illumina, Inc.(1)	6,277	2,322,490

Thermo Fisher Scientific, Inc.	7,681	3,577,656

		$11,985,115

Pharmaceuticals — 0.6%

Ipsen S.A.	30,508	$2,522,651

		$2,522,651

Road & Rail — 1.7%

CSX Corp.	39,449	$3,579,997

Uber Technologies, Inc.(1)	64,902	3,310,002

		$6,889,999

Semiconductors & Semiconductor Equipment — 8.0%

Micron Technology, Inc.(1)	127,167	$9,560,415

NVIDIA Corp.	2,818	1,471,560

QUALCOMM, Inc.	97,033	14,782,007

Texas Instruments, Inc.	37,176	6,101,697

		$31,915,679

Software — 18.3%

Adobe, Inc.(1)	31,036	$15,521,724

Intuit, Inc.	21,629	8,215,776

Microsoft Corp.	104,961	23,345,426

Palantir Technologies, Inc., Class A(1)(2)	179,625	4,230,169

SailPoint Technologies Holdings, Inc.(1)	55,047	2,930,702

salesforce.com, inc.(1)	48,076	10,698,352

Zscaler, Inc.(1)	42,097	8,407,192

		$73,349,341

Security	Shares	Value

Specialty Retail — 3.3%

AutoZone, Inc.(1)	1,568	$1,858,770

Lowe’s Cos., Inc.	40,441	6,491,185

TJX Cos., Inc. (The)	69,883	4,772,310

		$13,122,265

Technology Hardware, Storage & Peripherals — 5.2%

Apple, Inc.	156,677	$20,789,471

		$20,789,471

Textiles, Apparel & Luxury Goods — 1.6%

NIKE, Inc., Class B	45,138	$6,385,673

		$6,385,673

Total Common Stocks (identified cost $164,485,541)		$401,612,678

Short-Term Investments — 1.3%
Description	Units/Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(3)	514,520	$514,520

State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(4)	4,576,702	4,576,702

Total Short-Term Investments (identified cost $5,091,222)		$5,091,222

Total Investments — 101.4% (identified cost $169,576,763)		$406,703,900

Other Assets, Less Liabilities — (1.4)%		$(5,456,623)

Net Assets — 100.0%		$401,247,277

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $4,185,683.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

(4)	Represents investment of cash collateral received in connection with securities lending.

Abbreviations:

ADR	–	American Depositary Receipt

8	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value including $4,185,683 of securities on loan (identified cost, $169,062,243)	$406,189,380

Affiliated investment, at value (identified cost, $514,520)	514,520

Dividends receivable	36,660

Dividends receivable from affiliated investment	44

Receivable for Fund shares sold	102,955

Securities lending income receivable	22,996

Tax reclaims receivable	23,973

Receivable from affiliate	69,236

Total assets	$406,959,764

Liabilities

Collateral for securities loaned	$4,576,702

Payable for Fund shares redeemed	670,976

Payable to affiliates:

Investment adviser fee	216,741

Distribution and service fees	76,952

Trustees’ fees	4,605

Accrued expenses	166,511

Total liabilities	$5,712,487

Net Assets	$401,247,277

Sources of Net Assets

Paid-in capital	$161,988,559

Distributable earnings	239,258,718

Total	$401,247,277

Class A Shares

Net Assets	$299,833,991

Shares Outstanding	8,344,184

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$35.93

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$38.12

Class C Shares

Net Assets	$16,026,025

Shares Outstanding	564,858

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$28.37

Class I Shares

Net Assets	$82,886,616

Shares Outstanding	2,210,053

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$37.50

Class R Shares

Net Assets	$2,500,645

Shares Outstanding	72,250

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$34.61
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $13,231)	$2,411,503

Dividends from affiliated investment	4,806

Securities lending income, net	38,975

Total investment income	$2,455,284

Expenses

Investment adviser fee	$2,183,412

Distribution and service fees

Class A	619,575

Class C	167,751

Class R	10,930

Trustees’ fees and expenses	17,529

Custodian fee	78,557

Transfer and dividend disbursing agent fees	290,444

Legal and accounting services	63,438

Printing and postage	84,679

Registration fees	61,054

Miscellaneous	31,523

Total expenses	$3,608,892

Deduct —

Allocation of expenses to affiliate	$121,183

Total expense reductions	$121,183

Net expenses	$3,487,709

Net investment loss	$(1,032,425)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$25,302,928

Investment transactions — affiliated investment	734

Foreign currency transactions	(11,406)

Net realized gain	$25,292,256

Change in unrealized appreciation (depreciation) —

Investments	$86,055,735

Investments — affiliated investment	(71)

Net change in unrealized appreciation (depreciation)	$86,055,664

Net realized and unrealized gain	$111,347,920

Net increase in net assets from operations	$110,315,495

10	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(1,032,425)	$(435,461)

Net realized gain	25,292,256	38,423,604

Net change in unrealized appreciation (depreciation)	86,055,664	49,261,325

Net increase in net assets from operations	$110,315,495	$87,249,468

Distributions to shareholders —

Class A	$(20,016,051)	$(19,933,190)

Class C	(1,437,972)	(1,838,413)

Class I	(5,308,733)	(5,682,677)

Class R	(172,088)	(190,725)

Total distributions to shareholders	$(26,934,844)	$(27,645,005)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$15,526,023	$11,587,924

Class C	3,669,214	1,833,899

Class I	11,943,616	15,275,659

Class R	940,391	407,315

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	18,401,997	18,389,458

Class C	1,427,538	1,635,011

Class I	5,160,388	5,539,930

Class R	164,737	157,118

Cost of shares redeemed

Class A	(37,068,012)	(38,424,586)

Class C	(5,324,364)	(8,928,687)

Class I	(17,470,213)	(50,226,391)

Class R	(1,372,344)	(1,903,334)

Net asset value of shares converted

Class A	4,954,410	16,669,280

Class C	(4,954,410)	(16,669,280)

Net decrease in net assets from Fund share transactions	$(4,001,029)	$(44,656,684)

Net increase in net assets	$79,379,622	$14,947,779

Net Assets

At beginning of year	$321,867,655	$306,919,876

At end of year	$401,247,277	$321,867,655

11	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$28.130	$23.610	$26.650		$22.300		$22.230

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.098)	$(0.037)	$(0.034)		$(0.021)		$0.047

Net realized and unrealized gain	10.409	7.095	0.301		5.680		0.451

Total income from operations	$10.311	$7.058	$0.267		$5.659		$0.498

Less Distributions

From net investment income	$—	$—	$—		$(0.029)		$(0.085)

From net realized gain	(2.511)	(2.538)	(3.307)		(1.280)		(0.343)

Total distributions	$(2.511)	$(2.538)	$(3.307)		$(1.309)		$(0.428)

Net asset value — End of year	$35.930	$28.130	$23.610		$26.650		$22.300

Total Return(2)(3)	37.16%	30.38%	0.27%		25.42%		2.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$299,834	$236,457	$190,017		$209,606		$194,018

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.05%	1.05%	1.05	%(4)	1.05	%(4)	1.05	%(4)

Net investment income (loss)	(0.32)%	(0.14)%	(0.12	)%(4)	(0.08	)%(4)	0.22	%(4)

Portfolio Turnover of the Portfolio	—	—	20	%(5)(6)	50	%(6)	60	%(6)

Portfolio Turnover of the Fund	37%	40%	28	%(5)(7)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.04%, 0.06% and 0.08% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

12	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$22.790	$19.660	$22.870		$19.410		$19.460

Income (Loss) From Operations

Net investment loss(1)	$(0.261)	$(0.206)	$(0.214)		$(0.183)		$(0.101)

Net realized and unrealized gain	8.352	5.874	0.311		4.923		0.394

Total income from operations	$8.091	$5.668	$0.097		$4.740		$0.293

Less Distributions

From net realized gain	$(2.511)	$(2.538)	$(3.307)		$(1.280)		$(0.343)

Total distributions	$(2.511)	$(2.538)	$(3.307)		$(1.280)		$(0.343)

Net asset value — End of year	$28.370	$22.790	$19.660		$22.870		$19.410

Total Return(2)(3)	36.17%	29.35%	(0.43)%		24.45%		1.57%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$16,026	$17,501	$35,061		$41,450		$41,272

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.80%	1.80%	1.80	%(4)	1.80	%(4)	1.80	%(4)

Net investment loss	(1.06)%	(0.91)%	(0.87	)%(4)	(0.83	)%(4)	(0.53	)%(4)

Portfolio Turnover of the Portfolio	—	—	20	%(5)(6)	50	%(6)	60	%(6)

Portfolio Turnover of the Fund	37%	40%	28	%(5)(7)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.04%, 0.06% and 0.08% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$29.200	$24.380	$27.340		$22.850		$22.760

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.022)	$0.029	$0.040		$0.043		$0.108

Net realized and unrealized gain	10.833	7.329	0.307		5.820		0.461

Total income from operations	$10.811	$7.358	$0.347		$5.863		$0.569

Less Distributions

From net investment income	$—	$—	$—		$(0.093)		$(0.136)

From net realized gain	(2.511)	(2.538)	(3.307)		(1.280)		(0.343)

Total distributions	$(2.511)	$(2.538)	$(3.307)		$(1.373)		$(0.479)

Net asset value — End of year	$37.500	$29.200	$24.380		$27.340		$22.850

Total Return(2)(3)	37.51%	30.65%	0.56%		25.72%		2.59%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$82,887	$65,646	$78,812		$78,775		$61,036

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.80%	0.80%	0.80	%(4)	0.80	%(4)	0.80	%(4)

Net investment income (loss)	(0.07)%	0.10%	0.14	%(4)	0.16	%(4)	0.48	%(4)

Portfolio Turnover of the Portfolio	—	—	20	%(5)(6)	50	%(6)	60	%(6)

Portfolio Turnover of the Fund	37%	40%	28	%(5)(7)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.04%, 0.06% and 0.08% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Financial Highlights — continued

	Class R

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$27.230	$22.980	$26.090		$21.880		$21.800

Income (Loss) From Operations

Net investment loss(1)	$(0.166)	$(0.105)	$(0.104)		$(0.082)		$(0.010)

Net realized and unrealized gain	10.057	6.893	0.301		5.572		0.439

Total income from operations	$9.891	$6.788	$0.197		$5.490		$0.429

Less Distributions

From net investment income	$—	$—	$—		$—		$(0.006)

From net realized gain	(2.511)	(2.538)	(3.307)		(1.280)		(0.343)

Total distributions	$(2.511)	$(2.538)	$(3.307)		$(1.280)		$(0.349)

Net asset value — End of year	$34.610	$27.230	$22.980		$26.090		$21.880

Total Return(2)(3)	36.84%	30.03%	0.01%		25.12%		2.03%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,501	$2,264	$3,030		$3,447		$3,217

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.30%	1.30%	1.30	%(4)	1.30	%(4)	1.30	%(4)

Net investment loss	(0.56)%	(0.39)%	(0.37	)%(4)	(0.33	)%(4)	(0.05	)%(4)

Portfolio Turnover of the Portfolio	—	—	20	%(5)(6)	50	%(6)	60	%(6)

Portfolio Turnover of the Fund	37%	40%	28	%(5)(7)	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.04%, 0.06% and 0.08% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Not annualized.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Growth Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

16

Eaton Vance

Growth Fund

December 31, 2020

Notes to Financial Statements — continued

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Long-term capital gains	$26,934,844	$27,645,005

During the year ended December 31, 2020, distributable earnings was decreased by $540,594 and paid-in capital was increased by $540,594 due to the Fund’s use of equalization accounting and differences between book and tax accounting for net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$2,221,252

Net unrealized appreciation	$237,037,466

17

Eaton Vance

Growth Fund

December 31, 2020

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$169,666,420

Gross unrealized appreciation	$237,260,273

Gross unrealized depreciation	(222,793)

Net unrealized appreciation	$237,037,480

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2020, the Fund’s investment adviser fee amounted to $2,183,412 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but currently receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2021. Pursuant to this agreement, EVM was allocated $121,183 of the Fund’s operating expenses for the year ended December 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $76,211 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,113 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $619,575 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $125,813 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2020, the Fund paid or accrued to EVD $5,465 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $41,938 and $5,465 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is

18

Eaton Vance

Growth Fund

December 31, 2020

Notes to Financial Statements — continued

based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $2,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $124,275,687 and $155,352,293, respectively, for the year ended December 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	511,469	424,596

Issued to shareholders electing to receive payments of distributions in Fund shares	534,226	683,115

Redemptions	(1,262,698)	(1,391,551)

Converted from Class C shares	154,192	643,576

Net increase (decrease)	(62,811)	359,736

	Year Ended December 31,
Class C	2020	2019

Sales	154,956	80,631

Issued to shareholders electing to receive payments of distributions in Fund shares	52,354	74,932

Redemptions	(218,580)	(396,688)

Converted to Class A shares	(191,968)	(774,084)

Net decrease	(203,238)	(1,015,209)

	Year Ended December 31,
Class I	2020	2019

Sales	375,533	528,614

Issued to shareholders electing to receive payments of distributions in Fund shares	143,692	198,209

Redemptions	(557,146)	(1,711,650)

Net decrease	(37,921)	(984,827)

	Year Ended December 31,
Class R	2020	2019

Sales	32,884	15,637

Issued to shareholders electing to receive payments of distributions in Fund shares	4,960	6,027

Redemptions	(48,717)	(70,349)

Net decrease	(10,873)	(48,685)

19

Eaton Vance

Growth Fund

December 31, 2020

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2020, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $4,185,683 and $4,576,702, respectively. Collateral received was comprised of cash. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$4,576,702	$—	$—	$—	$4,576,702

The carrying amount of the liability for collateral for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at December 31, 2020.

10  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $514,520, which represents 0.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$891,636	$37,983,905	$(38,361,684)	$734	$(71)	$514,520	$4,806	514,520

20

Eaton Vance

Growth Fund

December 31, 2020

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$52,640,976	$—		$—	$52,640,976

Consumer Discretionary	64,439,707	—		—	64,439,707

Consumer Staples	13,566,248	—		—	13,566,248

Financials	13,331,560	—		—	13,331,560

Health Care	60,084,675	2,522,651		—	62,607,326

Industrials	22,992,060	—		—	22,992,060

Information Technology	170,871,166	—		—	170,871,166

Materials	1,163,635	—		—	1,163,635

Total Common Stocks	$399,090,027	$2,522,651	*	$—	$401,612,678

Short-Term Investments	$4,576,702	$514,520		$—	$5,091,222

Total Investments	$403,666,729	$3,037,171		$—	$406,703,900

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

21

Eaton Vance

Growth Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Growth Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $25,255,282 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Growth Fund

December 31, 2020

Special Joint Meeting of Shareholders (Unaudited)

Eaton Vance Growth Fund (the “Fund”) held a Special Joint Meeting of Shareholders on Thursday, September 17, 2020 to approve a change in the Fund’s diversification status from diversified to non-diversified, as such terms are defined under the Investment Company Act of 1940, as amended. The shareholder meeting results are as follows:

Number of Shares(1)
For	Against/Withhold	Abstain

4,561,017	639,196	423,510

(1)	Excludes fractional shares.

24

Eaton Vance

Growth Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Growth Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Growth Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

25

Eaton Vance

Growth Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

26

Eaton Vance

Growth Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

27

Eaton Vance

Growth Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

28

Eaton Vance

Growth Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

29

Eaton Vance

Growth Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

30

Eaton Vance

Growth Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

31

Eaton Vance

Growth Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1559    12.31.20

Eaton Vance

Large-Cap Value Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Large-Cap Value Fund

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Large-Cap Value Fund (the Fund) returned 2.28% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 2.80%.

Stock selections in the industrials and health care sectors, along with stock selections and a modest underweight position relative to the Index in the communication services sector, detracted from Fund performance versus the Index during the period. In the industrials sector, the Fund’s overweight positions in Hexcel Corp., which makes carbon fiber material used in jetliner wings and fuselages, and aerospace firm Boeing Co. (Boeing) both fell in value as airlines canceled or delayed aircraft orders after air travel worldwide ground to a near-halt during the COVID-19 pandemic. By period-end, Boeing was sold from the Fund.

In health care, the Fund’s overweight position in Elanco Animal Health, Inc. (Elanco), a producer of medicines and other health care products for pets and food animals, also detracted from performance relative to the Index during the period. Elanco’s stock price declined on disappointing earnings that resulted in part from generic competition for a number of the firm’s key products, including an antibiotic used by cattle ranchers. By period-end, Elanco was sold from the Fund.

The Fund’s overweight position in television broadcaster Fox Corp. hurt performance versus the Index as well. Shares in the company declined as local advertisers cut back on promotional spending during the pandemic and as live sporting events — a significant driver of viewership — were canceled or postponed.

In contrast, stock selections in the financials, real estate and consumer discretionary sectors contributed to Fund performance versus the Index during the period. Not owning diversified financial services firm Wells Fargo & Co. (Wells Fargo), an Index component, contributed to performance versus the Index in the financials sector. Like other companies in the financials sector, Wells Fargo’s stock price was negatively impacted by falling interest rates, which lowered profits on lending, and by increased concerns about worsening corporate and consumer credit trends. In addition, Wells Fargo’s new management team struggled to turn the business around after legal issues surfaced under its previous leadership.

Significant contributors to relative performance in other sectors included an overweight position in biopharmaceutical firm Gilead Sciences, Inc. (Gilead) in the health care sector at the outset of the pandemic, and not owning telecom giant and Index component AT&T, Inc. (AT&T) in the communication services sector. Gilead’s stock price rose early in the period on strong demand for its remdesivir antiviral medication as a treatment for COVID-19. The Fund sold its Gilead position near the height of the company’s stock price during the period, and its stock subsequently declined and finished the period in negative territory. AT&T’s stock price declined due to competitive pressures in its wireless business, and rising expenses for the rollout of premium video streaming services and its new 5G network.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Performance2,3

Portfolio Managers Edward J. Perkin, CFA, Aaron S. Dunn, CFA and Bradley T. Galko, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	09/23/1931	09/23/1931	2.28%	9.23%	9.33%
Class A with 5.75% Maximum Sales Charge	—	—	–3.60	7.95	8.69
Class C at NAV	11/04/1994	09/23/1931	1.52	8.42	8.52
Class C with 1% Maximum Sales Charge	—	—	0.52	8.42	8.52
Class I at NAV	12/28/2004	09/23/1931	2.52	9.50	9.60
Class R at NAV	02/18/2004	09/23/1931	2.03	8.96	9.06
Class R6 at NAV	07/01/2014	09/23/1931	2.64	9.59	9.66

Russell 1000® Value Index	—	—	2.80%	9.73%	10.49%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

	1.04%	1.80%	0.79%	1.30%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$22,662	N.A.
Class I	$250,000	12/31/2010	$625,883	N.A.
Class R	$10,000	12/31/2010	$23,825	N.A.
Class R6	$1,000,000	12/31/2010	$2,517,304	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Johnson & Johnson	3.7%

Berkshire Hathaway, Inc., Class B	3.5

Walt Disney Co. (The)	3.2

Medtronic PLC	2.9

Verizon Communications, Inc.	2.9

Bank of America Corp.	2.6

NextEra Energy, Inc.	2.5

Walmart, Inc.	2.4

Fidelity National Information Services, Inc.	2.2

Cisco Systems, Inc.	2.1

Total	28.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,220.90	$5.75	1.03%
Class C	$1,000.00	$1,216.10	$9.86	1.77%
Class I	$1,000.00	$1,222.00	$4.36	0.78%
Class R	$1,000.00	$1,219.50	$7.14	1.28%
Class R6	$1,000.00	$1,222.80	$3.97	0.71%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.23	1.03%
Class C	$1,000.00	$1,016.20	$8.97	1.77%
Class I	$1,000.00	$1,021.20	$3.96	0.78%
Class R	$1,000.00	$1,018.70	$6.50	1.28%
Class R6	$1,000.00	$1,021.60	$3.61	0.71%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

6

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Portfolio of Investments

Common Stocks — 99.9%
Security	Shares	Value

Aerospace & Defense — 2.5%

Hexcel Corp.	366,385	$17,766,008

Huntington Ingalls Industries, Inc.	123,308	21,021,548

		$38,787,556

Automobiles — 1.0%

General Motors Co.	374,362	$15,588,434

		$15,588,434

Banks — 8.2%

Bank of America Corp.	1,301,192	$39,439,130

JPMorgan Chase & Co.	106,778	13,568,280

KeyCorp	1,386,356	22,750,102

PNC Financial Services Group, Inc. (The)	144,621	21,548,529

Truist Financial Corp.	608,897	29,184,433

		$126,490,474

Beverages — 2.4%

Constellation Brands, Inc., Class A	78,327	$17,157,529

PepsiCo, Inc.	136,449	20,235,387

		$37,392,916

Biotechnology — 0.7%

Neurocrine Biosciences, Inc.(1)	108,411	$10,391,194

		$10,391,194

Building Products — 2.2%

A.O. Smith Corp.	202,336	$11,092,060

Johnson Controls International PLC	485,604	22,624,290

		$33,716,350

Capital Markets — 3.2%

Goldman Sachs Group, Inc. (The)	115,734	$30,520,213

Raymond James Financial, Inc.	197,025	18,849,382

		$49,369,595

Communications Equipment — 2.1%

Cisco Systems, Inc.	733,890	$32,841,577

		$32,841,577

Containers & Packaging — 1.7%

Packaging Corp. of America	187,747	$25,892,189

		$25,892,189

Security	Shares	Value

Diversified Financial Services — 3.5%

Berkshire Hathaway, Inc., Class B(1)	230,641	$53,478,729

		$53,478,729

Diversified Telecommunication Services — 2.9%

Verizon Communications, Inc.	747,998	$43,944,882

		$43,944,882

Electric Utilities — 4.6%

Edison International	513,903	$32,283,386

NextEra Energy, Inc.	498,571	38,464,753

		$70,748,139

Electrical Equipment — 1.7%

Eaton Corp. PLC	215,843	$25,931,378

		$25,931,378

Entertainment — 3.2%

Walt Disney Co. (The)	270,922	$49,085,648

		$49,085,648

Equity Real Estate Investment Trusts (REITs) — 3.9%

Cousins Properties, Inc.	388,162	$13,003,427

CubeSmart	268,448	9,022,538

EastGroup Properties, Inc.	84,471	11,662,066

Mid-America Apartment Communities, Inc.	203,790	25,818,155

		$59,506,186

Food & Staples Retailing — 2.4%

Walmart, Inc.	255,251	$36,794,432

		$36,794,432

Food Products — 2.6%

General Mills, Inc.	274,762	$16,156,006

Mondelez International, Inc., Class A	402,716	23,546,804

		$39,702,810

Health Care Equipment & Supplies — 5.5%

Abbott Laboratories	238,984	$26,166,358

Boston Scientific Corp.(1)	370,005	13,301,680

Medtronic PLC	379,876	44,498,674

		$83,966,712

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.3%

UnitedHealth Group, Inc.	55,294	$19,390,500

		$19,390,500

Hotels, Restaurants & Leisure — 0.9%

Starbucks Corp.	132,381	$14,162,119

		$14,162,119

Household Durables — 0.6%

D.R. Horton, Inc.	130,462	$8,991,441

		$8,991,441

Insurance — 6.1%

Allstate Corp. (The)	134,395	$14,774,042

American International Group, Inc.	573,253	21,703,359

Arch Capital Group, Ltd.(1)	465,649	16,795,960

MetLife, Inc.	241,462	11,336,641

Reinsurance Group of America, Inc.	100,766	11,678,779

Travelers Cos., Inc. (The)	126,084	17,698,411

		$93,987,192

Interactive Media & Services — 2.1%

Alphabet, Inc., Class A(1)	18,568	$32,543,019

		$32,543,019

IT Services — 5.7%

Cognizant Technology Solutions Corp., Class A	309,860	$25,393,027

Euronet Worldwide, Inc.(1)	202,091	29,287,028

Fidelity National Information Services, Inc.	233,683	33,056,797

		$87,736,852

Life Sciences Tools & Services — 1.6%

Thermo Fisher Scientific, Inc.	54,404	$25,340,295

		$25,340,295

Machinery — 6.6%

Caterpillar, Inc.	137,021	$24,940,562

Ingersoll Rand, Inc.(1)	355,968	16,217,902

PACCAR, Inc.	156,591	13,510,672

Parker-Hannifin Corp.	79,714	21,714,891

Stanley Black & Decker, Inc.	145,023	25,895,307

		$102,279,334

Security	Shares	Value

Media — 1.1%

Fox Corp., Class A	572,507	$16,671,404

		$16,671,404

Metals & Mining — 1.6%

Steel Dynamics, Inc.	661,357	$24,384,233

		$24,384,233

Multi-Utilities — 2.7%

CMS Energy Corp.	383,976	$23,426,376

Sempra Energy	137,154	17,474,791

		$40,901,167

Oil, Gas & Consumable Fuels — 4.6%

Chevron Corp.	302,714	$25,564,198

EOG Resources, Inc.	409,575	20,425,505

Phillips 66	209,980	14,686,001

Valero Energy Corp.	187,865	10,627,523

		$71,303,227

Pharmaceuticals — 5.8%

Johnson & Johnson	359,140	$56,521,453

Royalty Pharma PLC, Class A(2)	249,840	12,504,492

Sanofi	200,809	19,463,013

		$88,488,958

Software — 0.7%

VMware, Inc., Class A(1)	73,485	$10,307,006

		$10,307,006

Specialty Retail — 2.1%

Best Buy Co., Inc.	160,553	$16,021,584

Lowe’s Cos., Inc.	104,834	16,826,905

		$32,848,489

Technology Hardware, Storage & Peripherals — 1.0%

HP, Inc.	642,252	$15,792,977

		$15,792,977

Textiles, Apparel & Luxury Goods — 1.1%

Capri Holdings, Ltd.(1)	203,993	$8,567,706

PVH Corp.	90,682	8,514,133

		$17,081,839

Total Common Stocks (identified cost $1,231,637,153)		$1,535,839,253

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Portfolio of Investments — continued

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(3)	2,269,487	$2,269,487

Total Short-Term Investments (identified cost $2,269,487)		$2,269,487

Total Investments — 100.1% (identified cost $1,233,906,640)		$1,538,108,740

Other Assets, Less Liabilities — (0.1)%		$(1,450,009)

Net Assets — 100.0%		$1,536,658,731

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $12,379,417.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value including $12,379,417 of securities on loan (identified cost, $1,231,637,153)	$1,535,839,253

Affiliated investment, at value (identified cost, $2,269,487)	2,269,487

Dividends receivable	2,278,476

Dividends receivable from affiliated investment	126

Receivable for Fund shares sold	2,844,036

Securities lending income receivable	696

Tax reclaims receivable	70,462

Total assets	$1,543,302,536

Liabilities

Payable for Fund shares redeemed	$5,089,460

Payable to affiliates:

Investment adviser fee	803,598

Distribution and service fees	169,749

Trustees’ fees	18,190

Accrued expenses	562,808

Total liabilities	$6,643,805

Net Assets	$1,536,658,731

Sources of Net Assets

Paid-in capital	$1,312,865,774

Distributable earnings	223,792,957

Total	$1,536,658,731

Class A Shares

Net Assets	$630,544,229

Shares Outstanding	30,026,580

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$21.00

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$22.28

Class C Shares

Net Assets	$21,069,141

Shares Outstanding	998,670

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$21.10

Class I Shares

Net Assets	$768,930,233

Shares Outstanding	36,453,862

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$21.09

Class R Shares

Net Assets	$47,771,734

Shares Outstanding	2,281,540

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$20.94

Class R6 Shares

Net Assets	$68,343,394

Shares Outstanding	3,237,814

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$21.11

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $240,238)	$36,164,259

Dividends from affiliated investment	29,888

Securities lending income, net	8,222

Total investment income	$36,202,369

Expenses

Investment adviser fee	$8,989,658

Distribution and service fees

Class A	1,475,160

Class C	340,055

Class R	230,018

Trustees’ fees and expenses	75,872

Custodian fee	325,160

Transfer and dividend disbursing agent fees	1,171,445

Legal and accounting services	97,697

Printing and postage	127,111

Registration fees	80,203

ReFlow liquidity program fees	388,606

Miscellaneous	64,830

Total expenses	$13,365,815

Net investment income	$22,836,554

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(27,234,324	)(1)

Investment transactions — affiliated investment	2,141

Foreign currency transactions	57

Net realized loss	$(27,232,126)

Change in unrealized appreciation (depreciation) —

Investments	$11,259,123

Investments — affiliated investment	(205)

Foreign currency	290

Net change in unrealized appreciation (depreciation)	$11,259,208

Net realized and unrealized loss	$(15,972,918)

Net increase in net assets from operations	$6,863,636

(1)	Includes $47,502,556 of net realized gains from redemptions in-kind.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020		2019

From operations —

Net investment income	$22,836,554		$23,895,678

Net realized gain (loss)	(27,232,126	)(1)	113,258,351 (2)

Net change in unrealized appreciation (depreciation)	11,259,208		300,237,954

Net increase in net assets from operations	$6,863,636		$437,391,983

Distributions to shareholders —

Class A	$(12,744,875)		$(14,362,572)

Class C	(368,227)		(642,775)

Class I	(17,011,147)		(18,425,036)

Class R	(871,691)		(1,096,140)

Class R6	(1,647,551)		(1,845,970)

Total distributions to shareholders	$(32,643,491)		$(36,372,493)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$38,157,940		$51,422,891

Class C	2,147,952		3,902,820

Class I	329,748,203		349,749,276

Class R	7,797,900		5,479,685

Class R6	14,400,945		17,341,875

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	11,432,250		12,956,260

Class C	321,297		496,741

Class I	13,841,018		15,088,154

Class R	848,571		1,043,410

Class R6	1,641,221		1,845,970

Cost of shares redeemed

Class A	(134,508,343)		(164,929,105)

Class C	(19,511,770)		(35,204,466)

Class I	(385,040,932)		(467,430,748)

Class R	(18,999,797)		(23,017,996)

Class R6	(23,632,485)		(34,851,423)

Net asset value of shares converted

Class A	13,797,946		104,995,531

Class C	(13,797,946)		(104,995,531)

Net decrease in net assets from Fund share transactions	$(161,356,030)		$(266,106,656)

Net increase (decrease) in net assets	$(187,135,885)		$134,912,834

Net Assets

At beginning of year	$1,723,794,616		$1,588,881,782

At end of year	$1,536,658,731		$1,723,794,616

(1)	Includes $47,502,556 of net realized gains from redemptions in-kind.

(2)	Includes $83,682,794 of net realized gains from redemptions in-kind.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$20.980	$16.500	$19.520		$18.030		$16.690

Income (Loss) From Operations

Net investment income(1)	$0.274	$0.256	$0.254		$0.246		$0.279

Net realized and unrealized gain (loss)	0.154 (2)	4.638	(1.470)		2.393		1.301

Total income (loss) from operations	$0.428	$4.894	$(1.216)		$2.639		$1.580

Less Distributions

From net investment income	$(0.259)	$(0.248)	$(0.240)		$(0.240)		$(0.240)

From net realized gain	(0.149)	(0.166)	(1.564)		(0.909)		—

Total distributions	$(0.408)	$(0.414)	$(1.804)		$(1.149)		$(0.240)

Net asset value — End of year	$21.000	$20.980	$16.500		$19.520		$18.030

Total Return(3)	2.28%	29.79%	(6.83)%		14.80%		9.56%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$630,544	$711,972	$549,515		$741,193		$942,192

Ratios (as a percentage of average daily net assets):

Expenses	1.04%	1.04%	1.06	%(4)	1.06	%(4)	1.06	%(4)

Net investment income	1.48%	1.33%	1.30	%(4)	1.31	%(4)	1.67	%(4)

Portfolio Turnover of the Portfolio(5)	—	—	34	%(6)	105%		94%

Portfolio Turnover of the Fund	65%	62%	48	%(6)(7)	—		—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$21.050	$16.520	$19.540		$18.040		$16.700

Income (Loss) From Operations

Net investment income(1)	$0.139	$0.103	$0.107		$0.107		$0.154

Net realized and unrealized gain (loss)	0.150 (2)	4.655	(1.473)		2.394		1.298

Total income (loss) from operations	$0.289	$4.758	$(1.366)		$2.501		$1.452

Less Distributions

From net investment income	$(0.090)	$(0.062)	$(0.090)		$(0.092)		$(0.112)

From net realized gain	(0.149)	(0.166)	(1.564)		(0.909)		—

Total distributions	$(0.239)	$(0.228)	$(1.654)		$(1.001)		$(0.112)

Net asset value — End of year	$21.100	$21.050	$16.520		$19.540		$18.040

Total Return(3)	1.52%	28.82%	(7.53)%		13.96%		8.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,069	$56,344	$168,783		$241,192		$300,456

Ratios (as a percentage of average daily net assets):

Expenses	1.79%	1.80%	1.81	%(4)	1.81	%(4)	1.81	%(4)

Net investment income	0.75%	0.54%	0.55	%(4)	0.57	%(4)	0.92	%(4)

Portfolio Turnover of the Portfolio(5)	—	—	34	%(6)	105%		94%

Portfolio Turnover of the Fund	65%	62%	48	%(6)(7)	—		—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$21.070	$16.570	$19.590		$18.090		$16.750

Income (Loss) From Operations

Net investment income(1)	$0.322	$0.305	$0.306		$0.296		$0.323

Net realized and unrealized gain (loss)	0.152 (2)	4.658	(1.472)		2.401		1.300

Total income (loss) from operations	$0.474	$4.963	$(1.166)		$2.697		$1.623

Less Distributions

From net investment income	$(0.305)	$(0.297)	$(0.290)		$(0.288)		$(0.283)

From net realized gain	(0.149)	(0.166)	(1.564)		(0.909)		—

Total distributions	$(0.454)	$(0.463)	$(1.854)		$(1.197)		$(0.283)

Net asset value — End of year	$21.090	$21.070	$16.570		$19.590		$18.090

Total Return(3)	2.52%	30.11%	(6.57)%		15.10%		9.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$768,930	$819,292	$736,581		$1,032,300		$1,555,075

Ratios (as a percentage of average daily net assets):

Expenses	0.79%	0.79%	0.81	%(4)	0.81	%(4)	0.81	%(4)

Net investment income	1.72%	1.58%	1.56	%(4)	1.57	%(4)	1.92	%(4)

Portfolio Turnover of the Portfolio(5)	—	—	34	%(6)	105%		94%

Portfolio Turnover of the Fund	65%	62%	48	%(6)(7)	—		—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Financial Highlights — continued

	Class R

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$20.920	$16.450	$19.460		$17.980		$16.650

Income (Loss) From Operations

Net investment income(1)	$0.228	$0.206	$0.204		$0.199		$0.237

Net realized and unrealized gain (loss)	0.152 (2)	4.626	(1.460)		2.382		1.292

Total income (loss) from operations	$0.380	$4.832	$(1.256)		$2.581		$1.529

Less Distributions

From net investment income	$(0.211)	$(0.196)	$(0.190)		$(0.192)		$(0.199)

From net realized gain	(0.149)	(0.166)	(1.564)		(0.909)		—

Total distributions	$(0.360)	$(0.362)	$(1.754)		$(1.101)		$(0.199)

Net asset value — End of year	$20.940	$20.920	$16.450		$19.460		$17.980

Total Return(3)	2.03%	29.48%	(7.04)%		14.50%		9.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$47,772	$59,473	$60,984		$86,706		$101,010

Ratios (as a percentage of average daily net assets):

Expenses	1.29%	1.30%	1.31	%(4)	1.31	%(4)	1.31	%(4)

Net investment income	1.23%	1.08%	1.05	%(4)	1.06	%(4)	1.42	%(4)

Portfolio Turnover of the Portfolio(5)	—	—	34	%(6)	105%		94%

Portfolio Turnover of the Fund	65%	62%	48	%(6)(7)	—		—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Financial Highlights — continued

	Class R6

	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value — Beginning of year	$21.080	$16.580	$19.610		$18.100		$16.760

Income (Loss) From Operations

Net investment income(1)	$0.337	$0.320	$0.310		$0.311		$0.339

Net realized and unrealized gain (loss)	0.160 (2)	4.656	(1.470)		2.413		1.301

Total income (loss) from operations	$0.497	$4.976	$(1.160)		$2.724		$1.640

Less Distributions

From net investment income	$(0.318)	$(0.310)	$(0.306)		$(0.305)		$(0.300)

From net realized gain	(0.149)	(0.166)	(1.564)		(0.909)		—

Total distributions	$(0.467)	$(0.476)	$(1.870)		$(1.214)		$(0.300)

Net asset value — End of year	$21.110	$21.080	$16.580		$19.610		$18.100

Total Return(3)	2.64%	30.17%	(6.54)%		15.25%		9.90%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$68,343	$76,714	$73,019		$86,742		$38,485

Ratios (as a percentage of average daily net assets):

Expenses	0.72%	0.72%	0.72	%(4)	0.73	%(4)	0.71	%(4)

Net investment income	1.80%	1.66%	1.57	%(4)	1.64	%(4)	2.01	%(4)

Portfolio Turnover of the Portfolio(5)	—	—	34	%(6)	105%		94%

Portfolio Turnover of the Fund	65%	62%	48	%(6)(7)	—		—

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge.

Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Fund’s financial statements for such outstanding reclaims. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

18

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$24,330,631	$22,820,364

Long-term capital gains	$8,312,860	$13,552,129

During the year ended December 31, 2020, distributable earnings was decreased by $48,171,795 and paid-in capital was increased by $48,171,795 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

19

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Notes to Financial Statements — continued

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,034,269

Deferred capital losses	$(68,355,359)

Net unrealized appreciation	$289,114,047

At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $68,355,359 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $62,710,661 are short-term and $5,644,698 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,248,996,236

Gross unrealized appreciation	$304,029,485

Gross unrealized depreciation	(14,916,981)

Net unrealized appreciation	$289,112,504

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion, 0.60% on net assets of $2 billion but less than $5 billion and at reduced rates on daily net assets of $5 billion and over, and is payable monthly. For the year ended December 31, 2020, the investment adviser fee amounted to $8,989,658 or 0.625% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $29,964 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15,569 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $1,475,160 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $255,041 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2020, the Fund paid or accrued to EVD $115,009 for Class R shares.

20

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Notes to Financial Statements — continued

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $85,014 and $115,009 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received approximately $3,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $930,566,160 and $933,497,704, respectively, for the year ended December 31, 2020. In-kind sales for the year ended December 31, 2020 aggregated $164,803,747.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	2,092,191	2,680,967

Issued to shareholders electing to receive payments of distributions in Fund shares	608,832	647,324

Redemptions	(7,339,760)	(8,586,649)

Converted from Class C shares	729,592	5,898,076

Net increase (decrease)	(3,909,145)	639,718

	Year Ended December 31,
Class C	2020	2019

Sales	114,572	202,727

Issued to shareholders electing to receive payments of distributions in Fund shares	17,216	24,074

Redemptions	(1,082,607)	(1,873,072)

Converted to Class A shares	(727,403)	(5,892,167)

Net decrease	(1,678,222)	(7,538,438)

21

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2020	2019

Sales	18,027,407	18,216,329

Issued to shareholders electing to receive payments of distributions in Fund shares	733,665	752,462

Redemptions	(21,190,948)	(24,528,454)

Net decrease	(2,429,876)	(5,559,663)

	Year Ended December 31,
Class R	2020	2019

Sales	425,056	285,086

Issued to shareholders electing to receive payments of distributions in Fund shares	45,364	52,192

Redemptions	(1,031,807)	(1,200,474)

Net decrease	(561,387)	(863,196)

	Year Ended December 31,
Class R6	2020	2019

Sales	778,021	906,307

Issued to shareholders electing to receive payments of distributions in Fund shares	87,018	92,425

Redemptions	(1,265,701)	(1,763,659)

Net decrease	(400,662)	(764,927)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

9  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $2,269,487, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$2,748,856	$240,227,940	$(240,709,245)	$2,141	$(205)	$2,269,487	$29,888	2,269,487

22

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Notes to Financial Statements — continued

10  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2020, the value of the securities loaned (all common stocks) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $12,379,417 and $12,476,145, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$142,244,953	$—		$—	$142,244,953

Consumer Discretionary	88,672,322	—		—	88,672,322

Consumer Staples	113,890,158	—		—	113,890,158

Energy	71,303,227	—		—	71,303,227

Financials	323,325,990	—		—	323,325,990

Health Care	208,114,646	19,463,013		—	227,577,659

Industrials	200,714,618	—		—	200,714,618

Information Technology	146,678,412	—		—	146,678,412

Materials	50,276,422	—		—	50,276,422

Real Estate	59,506,186	—		—	59,506,186

Utilities	111,649,306	—		—	111,649,306

Total Common Stocks	$1,516,376,240	$19,463,013	*	$—	$1,535,839,253

Short-Term Investments	$—	$2,269,487		$—	$2,269,487

Total Investments	$1,516,376,240	$21,732,500		$—	$1,538,108,740

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

23

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Notes to Financial Statements — continued

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

13  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 11, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders and at any adjournments or postponements thereof. The joint special meeting of shareholders was held on February 18, 2021 and adjourned to February 26, 2021 with respect to the Fund. The Board has approved an interim investment advisory agreement (the “Interim Agreement”) for the Fund to take effect upon the close of the transaction if Fund shareholders have not approved the new investment advisory agreement prior to the closing. The Interim Agreement would allow the Fund’s investment adviser to continue to manage the Fund for up to an additional 150 days to allow for further proxy solicitation and the Board’s consideration of different options for the Fund. While the Interim Agreement is in effect, the Fund’s investment adviser would continue to manage the Fund under the Board’s oversight. The terms of the Interim Agreement are substantially identical to those of the current investment advisory agreement except for term and escrow provisions required by applicable law.

24

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Fund designates approximately $33,059,255, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

26

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Large-Cap Value Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Large-Cap Value Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

27

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

28

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

29

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

30

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

31

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

32

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

33

Eaton Vance

Large-Cap Value Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

173    12.31.20

Eaton Vance

Real Estate Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Real Estate Fund

Eaton Vance

Real Estate Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

Real estate was one of the worst-performing sectors in 2020. In the S&P 500® Index, real estate was down 2.17% for the year, while the S&P 500® Index was up 18.40% overall. Although performance was weak in the real estate sector as a whole, returns were widely divergent, largely depending on the impact of the pandemic on various property types, with some outperforming and others underperforming the S&P 500® Index during the period.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large- cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Real Estate Fund (the Fund) returned –10.32% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Dow Jones U.S. Select Real Estate Securities Index (the Index), which returned –11.20%.

The Fund outperformed the Index primarily due to stock selections. Selections in net-lease properties and office property types contributed most to relative returns. Subindustry allocations overall added modestly to relative returns. An overweight exposure to the office subindustry, one of the weakest performers within the Index during the period, detracted from relative performance.

While real estate was one of the worst-performing sectors overall in 2020 as COVID-19 kept people largely at home, some property types outperformed. Those included data centers as people working from home created a demand for cloud-based capacity; industrial real estate investment trusts (REITs) as properties were used as distribution facilities for e-commerce; and self-storage as people cleared out extra bedrooms to make room for returning adult children, home offices, and exercise rooms.

Two data center REITs — CoreSite Realty Corp. (CoreSite) and Equinix, Inc. (Equinix) — were among leading individual contributors to Fund returns relative to the Index. STORE Capital Corp. (STORE), another leading contributor, is a net-lease REIT specializing in single-tenant operational real estate. Its stock price climbed as the pandemic took hold and STORE found opportunities to buy properties at attractive prices.

Underweight exposures to some of the strongest performers in the real estate sector were among the leading detractors to relative returns during the period. The Fund’s underweight position in ProLogis, Inc., an industrial REIT focused on warehouses and other logistics real estate, was the largest individual detractor relative to the Index during the period. Its impact was mitigated by the Fund’s overweight exposures to EastGroup Properties, Inc. and First Industrial Realty Trust Inc., also logistics real estate companies. An underweight exposure to Digital Realty Trust, Inc. — a REIT specializing in data centers, connectivity, and cloud services — was one of the top performers in the real estate sector and weighed on Fund performance relative to the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Real Estate Fund

December 31, 2020

Management’s Discussion of Fund Performance1 — continued

The Fund’s overweight exposure to AvalonBay Communities, Inc. and Equity Residential, apartment REITs focused on properties in large coastal markets, further detracted from relative returns. Their stock prices fell as the pandemic compelled employees to work from home and removed the need to live in metropolitan areas.

The Fund’s overweight exposure to Summit Hotel Properties, Inc. (Summit), a REIT focused on hotel properties, also weighed on relative returns. Summit’s stock price fell as the pandemic curtailed travel nationwide. By period-end, the stock was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Real Estate Fund

December 31, 2020

Performance2,3

Portfolio Manager J. Scott Craig

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	06/09/2010	04/28/2006	–10.32%	2.95%	7.41%
Class A with 5.75% Maximum Sales Charge	—	—	–15.48	1.74	6.77
Class I at NAV	04/28/2006	04/28/2006	–10.12	3.20	7.68

Dow Jones U.S. Select Real Estate Securities Index	—	—	–11.20	2.99	7.49
S&P 500® Index	—	—	18.40	15.20	13.87

% Total Annual Operating Expense Ratios[4]				Class A	Class I

Gross				1.45%	1.20%
Net				1.26	1.01

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	12/31/2010	$524,396	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Real Estate Fund

December 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

ProLogis, Inc.	7.2%

Mid-America Apartment Communities, Inc.	5.3

AvalonBay Communities, Inc.	5.0

Public Storage	5.0

Equity Residential	4.3

Simon Property Group, Inc.	4.1

Invitation Homes, Inc.	4.1

STORE Capital Corp.	3.4

Digital Realty Trust, Inc.	3.0

Healthpeak Properties, Inc.	3.0

Total	44.4%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Real Estate Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones U.S. Select Real Estate Securities Index is an unmanaged index of publicly traded real estate securities. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

6

Eaton Vance

Real Estate Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,141.00	$6.73	**	1.25%
Class I	$1,000.00	$1,142.60	$5.39	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.34	**	1.25%
Class I	$1,000.00	$1,020.10	$5.08	**	1.00%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

7

Eaton Vance

Real Estate Fund

December 31, 2020

Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value

Hotels, Restaurants & Leisure — 1.9%

Hilton Worldwide Holdings, Inc.	1,892	$210,504

Marriott International, Inc., Class A	2,052	270,700

		$481,204

Real Estate Investment Trusts — 97.9%
Security	Shares	Value

Diversified, Specialty & Other — 15.7%

CoreSite Realty Corp.	2,812	$352,287

Digital Realty Trust, Inc.	5,545	773,583

Equinix, Inc.	505	360,661

National Retail Properties, Inc.	17,739	725,880

PS Business Parks, Inc.	2,419	321,412

Realty Income Corp.	6,141	381,786

STORE Capital Corp.	25,438	864,383

Vornado Realty Trust	6,446	240,694

		$4,020,686

Health Care — 9.3%

Healthcare Realty Trust, Inc.	13,365	$395,604

Healthpeak Properties, Inc.	25,042	757,019

Ventas, Inc.	13,246	649,584

Welltower, Inc.	8,919	576,346

		$2,378,553

Hotels & Resorts — 2.5%

Apple Hospitality REIT, Inc.	22,024	$284,330

Sunstone Hotel Investors, Inc.	30,742	348,307

		$632,637

Industrial — 15.2%

Duke Realty Corp.	16,357	$653,789

EastGroup Properties, Inc.	5,290	730,337

First Industrial Realty Trust, Inc.	8,789	370,281

ProLogis, Inc.	18,431	1,836,833

Rexford Industrial Realty, Inc.	6,232	306,054

		$3,897,294

Malls and Factory Outlets — 4.1%

Simon Property Group, Inc.	12,312	$1,049,967

		$1,049,967

Security	Shares	Value

Multifamily — 25.8%

American Campus Communities, Inc.	9,178	$392,543

American Homes 4 Rent, Class A	18,335	550,050

AvalonBay Communities, Inc.	7,923	1,271,087

Camden Property Trust	6,465	645,983

Equity Residential	18,480	1,095,494

Essex Property Trust, Inc.	1,053	250,003

Invitation Homes, Inc.	35,225	1,046,183

Mid-America Apartment Communities, Inc.	10,688	1,354,063

		$6,605,406

Office — 11.1%

Alexandria Real Estate Equities, Inc.	2,170	$386,738

Boston Properties, Inc.	6,464	611,042

Cousins Properties, Inc.	21,950	735,325

Douglas Emmett, Inc.	6,651	194,076

Highwoods Properties, Inc.	8,966	355,323

Hudson Pacific Properties, Inc.	14,013	336,592

JBG Smith Properties	6,897	215,669

		$2,834,765

Self Storage — 9.3%

CubeSmart	21,733	$730,446

Extra Space Storage, Inc.	3,192	369,825

Public Storage	5,496	1,269,192

		$2,369,463

Strip Centers — 4.9%

Federal Realty Investment Trust	4,141	$352,482

Kimco Realty Corp.	16,347	245,369

Regency Centers Corp.	8,851	403,517

SITE Centers Corp.	24,303	245,946

		$1,247,314

Total Real Estate Investment Trusts		$25,036,085

Total Common Stocks (identified cost $18,377,325)		$25,517,289

8	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2020

Portfolio of Investments — continued

Exchange-Traded Funds — 0.1%
Security	Shares	Value

iShares U.S. Real Estate ETF	302	$25,866

Total Exchange-Traded Funds (identified cost $19,128)		$25,866

Short-Term Investments — 0.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(1)	17,414	$17,414

Total Short-Term Investments (identified cost $17,414)		$17,414

Total Investments — 100.0% (identified cost $18,413,867)		$25,560,569

Other Assets, Less Liabilities — 0.0%(2)		$2,335

Net Assets — 100.0%		$25,562,904

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

(2)	Amount is less than 0.05%.

9	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $18,396,453)	$25,543,155

Affiliated investment, at value (identified cost, $17,414)	17,414

Dividends receivable	119,112

Dividends receivable from affiliated investment	11

Receivable for investments sold	64,262

Receivable for Fund shares sold	9,258

Receivable from affiliate	8,765

Total assets	$25,761,977

Liabilities

Payable for Fund shares redeemed	$115,986

Payable to affiliates:

Investment adviser fee	14,119

Administration fee	3,258

Distribution and service fees	1,519

Trustees’ fees	515

Accrued expenses	63,676

Total liabilities	$199,073

Net Assets	$25,562,904

Sources of Net Assets

Paid-in capital	$19,213,434

Distributable earnings	6,349,470

Total	$25,562,904

Class A Shares

Net Assets	$7,075,927

Shares Outstanding	528,369

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.39

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$14.21

Class I Shares

Net Assets	$18,486,977

Shares Outstanding	1,381,417

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

10	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends	$801,704

Dividends from affiliated investment	674

Total investment income	$802,378

Expenses

Investment adviser fee	$196,744

Administration fee	45,403

Distribution and service fees

Class A	18,842

Trustees’ fees and expenses	2,065

Custodian fee	21,142

Transfer and dividend disbursing agent fees	42,852

Legal and accounting services	46,039

Printing and postage	15,087

Registration fees	31,207

Miscellaneous	11,505

Total expenses	$430,886

Deduct —

Allocation of expenses to affiliate	$108,899

Total expense reductions	$108,899

Net expenses	$321,987

Net investment income	$480,391

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(506,806)

Investment transactions — affiliated investment	76

Capital gain distributions received	281,492

Net realized loss	$(225,238)

Change in unrealized appreciation (depreciation) —

Investments	$(5,320,723)

Investments — affiliated investment	(4)

Net change in unrealized appreciation (depreciation)	$(5,320,727)

Net realized and unrealized loss	$(5,545,965)

Net decrease in net assets from operations	$(5,065,574)

11	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$480,391	$848,599

Net realized gain (loss)	(225,238)	1,717,198

Net change in unrealized appreciation (depreciation)	(5,320,727)	7,561,994

Net increase (decrease) in net assets from operations	$(5,065,574)	$10,127,791

Distributions to shareholders —

Class A	$(133,578)	$(417,371)

Class I	(441,901)	(1,473,075)

Total distributions to shareholders	$(575,479)	$(1,890,446)

Tax return of capital to shareholders —

Class A	$(60,534)	$—

Class I	(202,264)	—

Total tax return of capital to shareholders	$(262,798)	$—

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,051,057	$1,451,704

Class I	4,030,546	7,485,217

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	194,100	417,271

Class I	640,425	1,463,391

Cost of shares redeemed

Class A	(2,661,865)	(2,859,584)

Class I	(12,813,032)	(29,218,017)

Net decrease in net assets from Fund share transactions	$(9,558,769)	$(21,260,018)

Net decrease in net assets	$(15,462,620)	$(13,022,673)

Net Assets

At beginning of year	$41,025,524	$54,048,197

At end of year	$25,562,904	$41,025,524

12	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020	2019		2018	2017	2016

Net asset value — Beginning of year	$15.370	$12.930		$13.930	$13.700	$13.790

Income (Loss) From Operations

Net investment income(1)	$0.180	$0.249		$0.237	$0.199	$0.158

Net realized and unrealized gain (loss)	(1.822)	2.839		(0.870)	0.333	0.518

Total income (loss) from operations	$(1.642)	$3.088		$(0.633)	$0.532	$0.676

Less Distributions

From net investment income	$(0.193)	$(0.249)		$(0.246)	$(0.212)	$(0.226)

From net realized gain	(0.040)	(0.399)		(0.121)	(0.090)	(0.540)

Tax return of capital	(0.105)	—		—	—	—

Total distributions	$(0.338)	$(0.648)		$(0.367)	$(0.302)	$(0.766)

Net asset value — End of year	$13.390	$15.370		$12.930	$13.930	$13.700

Total Return(2)(3)	(10.32)%	23.99%		(4.61)%	3.93%	4.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,076	$9,862		$9,169	$11,766	$21,078

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.25%	1.26	%(4)	1.25%	1.25%	1.25%

Net investment income	1.41%	1.64%		1.76%	1.45%	1.13%

Portfolio Turnover	32%	18%		35%	36%	52%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.36%, 0.19%, 0.16%, 0.17% and 0.23% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended December 31, 2019.

13	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020	2019		2018	2017	2016

Net asset value — Beginning of year	$15.370	$12.920		$13.930	$13.700	$13.800

Income (Loss) From Operations

Net investment income(1)	$0.211	$0.280		$0.286	$0.271	$0.200

Net realized and unrealized gain (loss)	(1.829)	2.856		(0.894)	0.301	0.501

Total income (loss) from operations	$(1.618)	$3.136		$(0.608)	$0.572	$0.701

Less Distributions

From net investment income	$(0.215)	$(0.287)		$(0.281)	$(0.252)	$(0.261)

From net realized gain	(0.040)	(0.399)		(0.121)	(0.090)	(0.540)

Tax return of capital	(0.117)	—		—	—	—

Total distributions	$(0.372)	$(0.686)		$(0.402)	$(0.342)	$(0.801)

Net asset value — End of year	$13.380	$15.370		$12.920	$13.930	$13.700

Total Return(2)(3)	(10.12)%	24.39%		(4.43)%	4.23%	5.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,487	$31,163		$44,879	$36,340	$25,930

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.00%	1.01	%(4)	1.00%	1.00%	1.00%

Net investment income	1.65%	1.85%		2.12%	1.97%	1.43%

Portfolio Turnover	32%	18%		35%	36%	52%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.36%, 0.19%, 0.16%, 0.17% and 0.23% of average daily net assets for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended December 31, 2019.

14	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) and distributions from investment companies are recorded as income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally

15

Eaton Vance

Real Estate Fund

December 31, 2020

Notes to Financial Statements — continued

liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least quarterly distributions of substantially all of the distributions it receives from its real estate investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its real estate investments and other investments. Distributions of these gains, if any, will be made annually. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$480,857	$850,326

Long-term capital gains	$94,622	$1,040,120

Tax return of capital	$262,798	$—

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(327,793)

Net unrealized appreciation	$6,677,263

At December 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $327,793 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2020, $327,793 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$18,883,306

Gross unrealized appreciation	$7,225,896

Gross unrealized depreciation	(548,633)

Net unrealized appreciation	$6,677,263

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2020, the Fund’s investment adviser fee amounted to $196,744. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2020, the administration fee

16

Eaton Vance

Real Estate Fund

December 31, 2020

Notes to Financial Statements — continued

amounted to $45,403. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2021. Pursuant to this agreement, EVM was allocated $108,899 of the Fund’s operating expenses for the year ended December 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $3,645 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,065 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $18,842 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $9,743,327 and $19,204,251, respectively, for the year ended December 31, 2020.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	82,538	94,334

Issued to shareholders electing to receive payments of distributions in Fund shares	16,793	27,415

Redemptions	(212,451)	(189,489)

Net decrease	(113,120)	(67,740)

17

Eaton Vance

Real Estate Fund

December 31, 2020

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2020	2019

Sales	325,692	496,679

Issued to shareholders electing to receive payments of distributions in Fund shares	55,789	96,149

Redemptions	(1,027,519)	(2,037,689)

Net decrease	(646,038)	(1,444,861)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

9  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $17,414, which represents 0.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$80,949	$4,814,355	$(4,877,962)	$76	$(4)	$17,414	$674	17,414

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Eaton Vance

Real Estate Fund

December 31, 2020

Notes to Financial Statements — continued

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$25,517,289	*	$—	$—	$25,517,289

Exchange-Traded Funds	25,866		—	—	25,866

Short-Term Investments	—		17,414	—	17,414

Total Investments	$25,543,155		$17,414	$—	$25,560,569

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

11  Risks and Uncertainties

Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities of companies primarily engaged in the real estate industry, such as REITs and other real estate related investments. Securities of companies in the real estate industry are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

19

Eaton Vance

Real Estate Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Real Estate Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in March 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income.

Qualified Business Income.  For the fiscal year ended December 31, 2020, the Fund designates $480,857, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

21

Eaton Vance

Real Estate Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Real Estate Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Real Estate Fund	Eaton Vance Management	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

22

Eaton Vance

Real Estate Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

23

Eaton Vance

Real Estate Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

24

Eaton Vance

Real Estate Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

25

Eaton Vance

Real Estate Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

26

Eaton Vance

Real Estate Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

27

Eaton Vance

Real Estate Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

28

Eaton Vance

Real Estate Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2685    12.31.20

Eaton Vance

Small-Cap Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Small-Cap Fund

Eaton Vance

Small-Cap Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Small-Cap Fund (the Fund) returned 12.73% for Class A shares at net asset value, underperforming its benchmark, the Russell 2000® Index, which returned 19.96%.

The Fund underperformed the Index largely as a result of stock selection. Selections in the industrials, health care, information technology (IT), and materials sectors especially weighed on returns relative to the Index during the period. The Fund’s sector allocations contributed to relative performance. The Fund’s underweight exposure to energy, the weakest-performing sector during the period, was particularly beneficial.

The industrials sector detracted most from returns relative to the Index during the period. Although an overweight exposure was beneficial, stock selections within the industrials sector significantly outweighed that positive impact. The largest individual detractor overall, Hexcel Corp. (Hexcel), provides carbon fiber and other materials for the aerospace industry. Hexcel’s stock price, already hurt by problems with Boeing’s 737 MAX, was further weighed down by the slowdown in airline travel due to COVID-19. The Fund’s ownership of Woodward, Inc. (Woodward), a supplier of flight and engine controls to the aerospace industry, further detracted from relative returns. Like Hexcel, Woodward’s stock price declined as air travel dropped with the advent of COVID-19.

The health care sector was also a leading detractor from returns relative to the Index during the period. Both stock selection and an underweight exposure to health care — the strongest performing sector within the Index — detracted from relative performance. The Fund’s lack of exposure to Teladoc Health, Inc. (Teladoc), a multinational telemedicine company, was a significant detractor from relative performance. Teladoc’s stock price posted double-digit returns during the period as the pandemic took hold and consumers opted for virtual health care services.

The Fund’s ownership of Kirby Corp. (Kirby), a leading tank barge operator, also detracted from returns relative to the Index during the period. Kirby’s stock price fell as economies worldwide slowed with the onset of COVID-19.

Although the health care sector weighed on the Fund’s relative performance overall, two of the largest individual contributors to relative performance were health care companies. Catalent, Inc. (Catalent), a contract manufacturer of biologics — a class of drugs that includes vaccines and antibodies — and maker of technologies for drug delivery, contributed to relative returns during the period. Catalent’s stock price advanced strongly with the onset of COVID-19. By period-end, the stock was sold from the Fund.

Emergent BioSolutions, Inc. (Emergent), a leading supplier of vaccines, antibodies, and other medications, was also a top contributor to returns relative to the Index during the period. Most of the company’s revenues came from long-term government contracts, which made Emergent particularly attractive amid market volatility during the period. The company benefited from the U.S. government’s heavy investment in the development of a COVID-19 vaccine.

While stock selection in the IT sector was detrimental, an overweight exposure to the sector was beneficial. RealPage, Inc. (RealPage), a maker of software that supports the management of multifamily buildings, was a leading contributor to relative returns. Its stock price rose sharply after the announcement RealPage would be acquired by Thoma Bravo, a private equity firm.

In real estate, stock selection contributed to relative returns, although an overweight exposure to real estate offset some of the positive gain. R1 RCM Inc., a revenue management company specializing in hospitals, health systems, and physician groups, was a significant contributor to relative performance. Its stock price rose as efforts escalated to respond to COVID-19.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Small-Cap Fund

December 31, 2020

Performance2,3

Portfolio Managers Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	01/02/1997	01/02/1997	12.73%	13.16%	10.30%
Class A with 5.75% Maximum Sales Charge	—	—	6.28	11.84	9.65
Class C at NAV	05/03/2002	01/02/1997	11.93	12.33	9.48
Class C with 1% Maximum Sales Charge	—	—	10.93	12.33	9.48
Class I at NAV	09/02/2008	01/02/1997	13.05	13.45	10.58
Class R at NAV	08/03/2009	01/02/1997	12.51	12.89	10.04

Russell 2000® Index	—	—	19.96%	13.24%	11.19%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R

Gross		1.50%	2.25%	1.25%	1.75%
Net		1.21	1.96	0.96	1.46

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$24,767	N.A.
Class I	$250,000	12/31/2010	$683,840	N.A.
Class R	$10,000	12/31/2010	$26,043	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Small-Cap Fund

December 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

RealPage, Inc.	2.9%

National Vision Holdings, Inc.	2.5

Valvoline, Inc.	2.5

AZEK Co., Inc. (The)	2.5

ACI Worldwide, Inc.	2.4

Terminix Global Holdings, Inc.	2.4

Haemonetics Corp.	2.0

ICU Medical, Inc.	1.9

LHC Group, Inc.	1.9

Mueller Water Products, Inc., Class A	1.9

Total	22.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Small-Cap Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,277.40	$6.93	**	1.21%
Class C	$1,000.00	$1,273.80	$11.20	**	1.96%
Class I	$1,000.00	$1,279.70	$5.50	**	0.96%
Class R	$1,000.00	$1,276.80	$8.36	**	1.46%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.14	**	1.21%
Class C	$1,000.00	$1,015.30	$9.93	**	1.96%
Class I	$1,000.00	$1,020.30	$4.88	**	0.96%
Class R	$1,000.00	$1,017.80	$7.41	**	1.46%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Small-Cap Fund

December 31, 2020

Portfolio of Investments

Common Stocks — 98.8%
Security	Shares	Value

Aerospace & Defense — 2.6%

Hexcel Corp.	18,916	$917,237

Mercury Systems, Inc.(1)	22,953	2,021,241

		$2,938,478

Auto Components — 4.0%

Dana, Inc.	89,724	$1,751,412

Dorman Products, Inc.(1)	14,683	1,274,778

Visteon Corp.(1)	11,826	1,484,400

		$4,510,590

Banks — 9.3%

Commerce Bancshares, Inc.	17,392	$1,142,654

Community Bank System, Inc.	20,038	1,248,568

First Citizens BancShares, Inc., Class A	1,727	991,764

Glacier Bancorp, Inc.	37,854	1,741,663

Independent Bank Corp.	15,768	1,151,695

Pinnacle Financial Partners, Inc.	22,299	1,436,056

South State Corp.	25,421	1,837,938

Stock Yards Bancorp, Inc.	24,601	995,848

		$10,546,186

Biotechnology — 2.5%

Emergent BioSolutions, Inc.(1)	17,237	$1,544,435

Ligand Pharmaceuticals, Inc.(1)	12,911	1,283,999

		$2,828,434

Building Products — 3.8%

AZEK Co., Inc. (The)(1)	72,702	$2,795,392

CSW Industrials, Inc.	13,298	1,488,179

		$4,283,571

Capital Markets — 1.3%

Cohen & Steers, Inc.	20,449	$1,519,361

		$1,519,361

Chemicals — 3.9%

Balchem Corp.	14,264	$1,643,498

Valvoline, Inc.	121,962	2,822,201

		$4,465,699

Commercial Services & Supplies — 2.3%

Herman Miller, Inc.	29,350	$992,030

Kimball International, Inc., Class B	20,591	246,063

Security	Shares	Value

Commercial Services & Supplies (continued)

UniFirst Corp.	3,089	$653,910

Viad Corp.	18,465	667,879

		$2,559,882

Diversified Consumer Services — 2.4%

Terminix Global Holdings, Inc.(1)	53,318	$2,719,751

		$2,719,751

Electric Utilities — 1.0%

ALLETE, Inc.	18,925	$1,172,214

		$1,172,214

Equity Real Estate Investment Trusts (REITs) — 6.8%

CubeSmart	50,216	$1,687,759

EastGroup Properties, Inc.	10,797	1,490,634

Essential Properties Realty Trust, Inc.	68,634	1,455,041

Rexford Industrial Realty, Inc.	26,992	1,325,577

STORE Capital Corp.	50,758	1,724,757

		$7,683,768

Food & Staples Retailing — 2.0%

Chefs Warehouse, Inc.(1)	15,840	$406,930

Performance Food Group Co.(1)	38,082	1,813,084

		$2,220,014

Food Products — 1.6%

Nomad Foods, Ltd.(1)	69,839	$1,775,307

		$1,775,307

Gas Utilities — 1.5%

ONE Gas, Inc.	22,899	$1,757,956

		$1,757,956

Health Care Equipment & Supplies — 7.2%

Envista Holdings Corp.(1)	33,966	$1,145,673

Haemonetics Corp.(1)	18,742	2,225,613

ICU Medical, Inc.(1)	10,268	2,202,383

Integra LifeSciences Holdings Corp.(1)	32,052	2,080,816

Tandem Diabetes Care, Inc.(1)	5,910	565,469

		$8,219,954

Health Care Providers & Services — 6.7%

Addus HomeCare Corp.(1)	12,107	$1,417,609

AMN Healthcare Services, Inc.(1)	12,135	828,214

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)

Chemed Corp.	3,395	$1,808,211

LHC Group, Inc.(1)	10,265	2,189,730

R1 RCM, Inc.(1)	57,271	1,375,649

		$7,619,413

Health Care Technology — 0.7%

Phreesia, Inc.(1)	13,858	$751,935

		$751,935

Hotels, Restaurants & Leisure — 0.6%

Choice Hotels International, Inc.	6,272	$669,411

		$669,411

Household Durables — 1.0%

Tempur Sealy International, Inc.(1)	41,133	$1,110,591

		$1,110,591

Independent Power and Renewable Electricity Producers — 0.7%

Sunnova Energy International, Inc.(1)	17,012	$767,752

		$767,752

Insurance — 3.4%

AMERISAFE, Inc.	14,547	$835,434

First American Financial Corp.	13,801	712,546

RLI Corp.	8,254	859,654

Selective Insurance Group, Inc.	21,686	1,452,528

		$3,860,162

Interactive Media & Services — 1.0%

CarGurus, Inc.(1)	34,189	$1,084,817

		$1,084,817

IT Services — 2.6%

Euronet Worldwide, Inc.(1)	5,647	$818,363

NIC, Inc.	80,928	2,090,370

		$2,908,733

Leisure Products — 2.0%

Brunswick Corp.	24,749	$1,886,864

Polaris, Inc.	4,281	407,893

		$2,294,757

Security	Shares	Value

Machinery — 5.1%

Allison Transmission Holdings, Inc.	26,449	$1,140,745

Lydall, Inc.(1)	9,457	283,994

Middleby Corp.(1)	7,940	1,023,625

Mueller Water Products, Inc., Class A	174,980	2,166,252

Woodward, Inc.	9,889	1,201,810

		$5,816,426

Marine — 0.8%

Kirby Corp.(1)	17,773	$921,175

		$921,175

Oil, Gas & Consumable Fuels — 0.3%

PDC Energy, Inc.(1)	17,744	$364,284

		$364,284

Professional Services — 1.5%

CBIZ, Inc.(1)	62,825	$1,671,773

		$1,671,773

Road & Rail — 1.5%

Landstar System, Inc.	12,579	$1,693,888

		$1,693,888

Semiconductors & Semiconductor Equipment — 2.3%

Ambarella, Inc.(1)	13,882	$1,274,645

Silicon Laboratories, Inc.(1)	10,738	1,367,377

		$2,642,022

Software — 9.8%

ACI Worldwide, Inc.(1)	71,586	$2,751,050

Altair Engineering, Inc., Class A(1)	30,324	1,764,250

CDK Global, Inc.	29,365	1,521,988

Envestnet, Inc.(1)	22,319	1,836,631

RealPage, Inc.(1)	37,250	3,249,690

		$11,123,609

Specialty Retail — 4.5%

Asbury Automotive Group, Inc.(1)	3,955	$576,402

Lithia Motors, Inc., Class A	5,520	1,615,538

National Vision Holdings, Inc.(1)	63,650	2,882,709

		$5,074,649

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%

Capri Holdings, Ltd.(1)	11,757	$493,794

		$493,794

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies, Inc.	12,187	$950,464

		$950,464

Water Utilities — 0.9%

Middlesex Water Co.	14,693	$1,064,802

		$1,064,802

Total Common Stocks (identified cost $79,515,761)		$112,085,622

Short-Term Investments — 1.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(2)	2,082,397	$2,082,397

Total Short-Term Investments (identified cost $2,082,397)		$2,082,397

Total Investments — 100.6% (identified cost $81,598,158)		$114,168,019

Other Assets, Less Liabilities — (0.6)%		$(683,197)

Net Assets — 100.0%		$113,484,822

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $79,515,761)	$112,085,622

Affiliated investment, at value (identified cost, $2,082,397)	2,082,397

Dividends receivable	98,274

Dividends receivable from affiliated investment	215

Receivable for Fund shares sold	52,214

Receivable from affiliate	15,685

Total assets	$114,334,407

Liabilities

Payable for investments purchased	$507,116

Payable for Fund shares redeemed	166,434

Payable to affiliates:

Investment adviser fee	70,320

Administration fee	14,064

Distribution and service fees	8,621

Trustees’ fees	1,195

Accrued expenses	81,835

Total liabilities	$849,585

Net Assets	$113,484,822

Sources of Net Assets

Paid-in capital	$80,880,217

Distributable earnings	32,604,605

Net Assets	$113,484,822

Class A Shares

Net Assets	$26,683,021

Shares Outstanding	1,816,192

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.69

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$15.59

Class C Shares

Net Assets	$3,516,978

Shares Outstanding	302,406

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$11.63

Class I Shares

Net Assets	$82,716,106

Shares Outstanding	4,991,500

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.57

Class R Shares

Net Assets	$568,717

Shares Outstanding	40,829

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends	$1,055,842

Dividends from affiliated investment	8,569

Total investment income	$1,064,411

Expenses

Investment adviser fee	$650,617

Administration fee	130,123

Distribution and service fees

Class A	56,328

Class C	34,831

Class R	2,614

Trustees’ fees and expenses	4,809

Custodian fee	36,160

Transfer and dividend disbursing agent fees	90,780

Legal and accounting services	45,880

Printing and postage	20,357

Registration fees	57,698

Miscellaneous	16,873

Total expenses	$1,147,070

Deduct —

Allocation of expenses to affiliate	$219,253

Total expense reductions	$219,253

Net expenses	$927,817

Net investment income	$136,594

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$840,239

Investment transactions — affiliated investment	733

Net realized gain	$840,972

Change in unrealized appreciation (depreciation) —

Investments	$13,406,855

Investments — affiliated investment	(97)

Net change in unrealized appreciation (depreciation)	$13,406,758

Net realized and unrealized gain	$14,247,730

Net increase in net assets from operations	$14,384,324

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$136,594	$33,556

Net realized gain	840,972	5,396,747

Net change in unrealized appreciation (depreciation)	13,406,758	11,837,477

Net increase in net assets from operations	$14,384,324	$17,267,780

Distributions to shareholders —

Class A	$(281,411)	$(1,755,293)

Class C	(52,234)	(396,798)

Class I	(744,845)	(3,423,138)

Class R	(6,409)	(52,605)

Total distributions to shareholders	$(1,084,899)	$(5,627,834)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$3,797,807	$3,261,995

Class C	663,299	647,700

Class I	40,823,265	23,966,549

Class R	86,418	252,084

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	272,983	1,668,660

Class C	51,943	369,254

Class I	724,682	3,325,272

Class R	6,409	52,605

Cost of shares redeemed

Class A	(5,001,626)	(5,760,756)

Class C	(1,379,203)	(2,541,967)

Class I	(26,584,075)	(11,899,907)

Class R	(166,638)	(671,868)

Net asset value of shares converted

Class A	553,937	2,186,365

Class C	(553,937)	(2,186,365)

Net increase in net assets from Fund share transactions	$13,295,264	$12,669,621

Net increase in net assets	$26,594,689	$24,309,567

Net Assets

At beginning of year	$86,890,133	$62,580,566

At end of year	$113,484,822	$86,890,133

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$13.190		$11.100		$13.150		$12.740		$12.200

Income (Loss) From Operations

Net investment income (loss)(1)	$0.001		$(0.008)		$(0.026)		$(0.057)		$(0.053)

Net realized and unrealized gain (loss)	1.654		3.046		(0.660)		1.916		2.361

Total income (loss) from operations	$1.655		$3.038		$(0.686)		$1.859		$2.308

Less Distributions

From net realized gain	$(0.155)		$(0.948)		$(1.364)		$(1.449)		$(1.768)

Total distributions	$(0.155)		$(0.948)		$(1.364)		$(1.449)		$(1.768)

Net asset value — End of year	$14.690		$13.190		$11.100		$13.150		$12.740

Total Return(2)	12.73	%(3)	27.54	%(3)	(5.81	)%(3)	14.91	%(3)	19.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$26,683		$24,530		$19,329		$24,865		$30,174

Ratios (as a percentage of average daily net assets):

Expenses	1.21	%(3)	1.21	%(3)	1.35	%(3)	1.42	%(3)	1.52%

Net investment income (loss)	0.01%		(0.06)%		(0.19)%		(0.43)%		(0.43)%

Portfolio Turnover	71%		54%		44%		50%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.25%, 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$10.550		$9.100		$11.110		$11.040		$10.850

Income (Loss) From Operations

Net investment loss(1)	$(0.074)		$(0.092)		$(0.108)		$(0.133)		$(0.129)

Net realized and unrealized gain (loss)	1.309		2.490		(0.538)		1.652		2.087

Total income (loss) from operations	$1.235		$2.398		$(0.646)		$1.519		$1.958

Less Distributions

From net realized gain	$(0.155)		$(0.948)		$(1.364)		$(1.449)		$(1.768)

Total distributions	$(0.155)		$(0.948)		$(1.364)		$(1.449)		$(1.768)

Net asset value — End of year	$11.630		$10.550		$9.100		$11.110		$11.040

Total Return(2)	11.93	%(3)	26.54	%(3)	(6.52	)%(3)	14.11	%(3)	18.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,517		$4,564		$7,356		$9,565		$10,001

Ratios (as a percentage of average daily net assets):

Expenses	1.96	%(3)	1.96	%(3)	2.10	%(3)	2.17	%(3)	2.27%

Net investment loss	(0.76)%		(0.87)%		(0.94)%		(1.17)%		(1.18)%

Portfolio Turnover	71%		54%		44%		50%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.25%, 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$14.830		$12.360		$14.450		$13.840		$13.080

Income (Loss) From Operations

Net investment income (loss)(1)	$0.037		$0.029		$0.010		$(0.022)		$(0.027)

Net realized and unrealized gain (loss)	1.873		3.389		(0.736)		2.081		2.555

Total income (loss) from operations	$1.910		$3.418		$(0.726)		$2.059		$2.528

Less Distributions

From net investment income	$(0.015)		$—		$—		$—		$—

From net realized gain	(0.155)		(0.948)		(1.364)		(1.449)		(1.768)

Total distributions	$(0.170)		$(0.948)		$(1.364)		$(1.449)		$(1.768)

Net asset value — End of year	$16.570		$14.830		$12.360		$14.450		$13.840

Total Return(2)	13.05	%(3)	27.81	%(3)	(5.57	)%(3)	15.17	%(3)	19.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$82,716		$57,202		$35,097		$45,587		$34,888

Ratios (as a percentage of average daily net assets):

Expenses	0.96	%(3)	0.96	%(3)	1.10	%(3)	1.16	%(3)	1.27%

Net investment income (loss)	0.27%		0.20%		0.07%		(0.15)%		(0.21)%

Portfolio Turnover	71%		54%		44%		50%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.25%, 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Financial Highlights — continued

	Class R

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$12.540		$10.620		$12.670		$12.350		$11.900

Income (Loss) From Operations

Net investment loss(1)	$(0.029)		$(0.042)		$(0.053)		$(0.084)		$(0.078)

Net realized and unrealized gain (loss)	1.574		2.910		(0.633)		1.853		2.296

Total income (loss) from operations	$1.545		$2.868		$(0.686)		$1.769		$2.218

Less Distributions

From net realized gain	$(0.155)		$(0.948)		$(1.364)		$(1.449)		$(1.768)

Total distributions	$(0.155)		$(0.948)		$(1.364)		$(1.449)		$(1.768)

Net asset value — End of year	$13.930		$12.540		$10.620		$12.670		$12.350

Total Return(2)	12.51	%(3)	27.18	%(3)	(6.04	)%(3)	14.64	%(3)	19.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$569		$595		$799		$722		$567

Ratios (as a percentage of average daily net assets):

Expenses	1.46	%(3)	1.46	%(3)	1.60	%(3)	1.66	%(3)	1.77%

Net investment loss	(0.25)%		(0.34)%		(0.40)%		(0.66)%		(0.64)%

Portfolio Turnover	71%		54%		44%		50%		76%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.25%, 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

16	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the

17

Eaton Vance

Small-Cap Fund

December 31, 2020

Notes to Financial Statements — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$194,250	$427,797

Long-term capital gains	$890,649	$5,200,037

During the year ended December 31, 2020, distributable earnings was decreased by $469,912 and paid-in capital was increased by $469,912 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$20,480

Undistributed long-term capital gains	$2,156,619

Net unrealized appreciation	$30,427,506

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$83,740,513

Gross unrealized appreciation	$30,790,084

Gross unrealized depreciation	(362,578)

Net unrealized appreciation	$30,427,506

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2020, the Fund’s investment adviser fee amounted to $650,617 or 0.75% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2020, the administration fee amounted to $130,123.

18

Eaton Vance

Small-Cap Fund

December 31, 2020

Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.21%, 1.96%, 0.96% and 1.46% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2021. Pursuant to this agreement, EVM was allocated $219,253 of the Fund’s operating expenses for the year ended December 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $11,722 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,042 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $56,328 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $26,123 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2020, the Fund paid or accrued to EVD $1,307 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $8,708 and $1,307 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $72,646,066 and $60,979,233, respectively, for the year ended December 31, 2020.

19

Eaton Vance

Small-Cap Fund

December 31, 2020

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	308,199	252,982

Issued to shareholders electing to receive payments of distributions in Fund shares	21,350	127,108

Redemptions	(418,016)	(441,932)

Converted from Class C shares	44,510	180,687

Net increase (decrease)	(43,957)	118,845

	Year Ended December 31,
Class C	2020	2019

Sales	65,068	61,141

Issued to shareholders electing to receive payments of distributions in Fund shares	5,129	35,006

Redemptions	(144,414)	(251,122)

Converted to Class A shares	(55,951)	(220,838)

Net decrease	(130,168)	(375,813)

	Year Ended December 31,
Class I	2020	2019

Sales	3,158,255	1,613,928

Issued to shareholders electing to receive payments of distributions in Fund shares	49,613	225,769

Redemptions	(2,073,389)	(822,530)

Net increase	1,134,479	1,017,167

	Year Ended December 31,
Class R	2020	2019

Sales	7,347	20,396

Issued to shareholders electing to receive payments of distributions in Fund shares	528	4,192

Redemptions	(14,483)	(52,386)

Net decrease	(6,608)	(27,798)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

20

Eaton Vance

Small-Cap Fund

December 31, 2020

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $2,082,397, which represents 1.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,022,542	$48,827,036	$(47,767,817)	$733	$(97)	$2,082,397	$8,569	2,082,397

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$112,085,622	*	$—	$—	$112,085,622

Short-Term Investments	—		2,082,397	—	2,082,397

Total Investments	$112,085,622		$2,082,397	$—	$114,168,019

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

Small-Cap Fund

December 31, 2020

Notes to Financial Statements — continued

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

22

Eaton Vance

Small-Cap Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Small-Cap Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Fund designates approximately $776,038, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $2,815,899 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Small-Cap Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Small-Cap Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Small-Cap Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

25

Eaton Vance

Small-Cap Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

26

Eaton Vance

Small-Cap Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

27

Eaton Vance

Small-Cap Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

28

Eaton Vance

Small-Cap Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

29

Eaton Vance

Small-Cap Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

30

Eaton Vance

Small-Cap Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

31

Eaton Vance

Small-Cap Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

164    12.31.20

Eaton Vance

Special Equities Fund

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2020

Eaton Vance

Special Equities Fund

Eaton Vance

Special Equities Fund

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Special Equities Fund returned 12.81% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 2500TM Index (the Index), which returned 19.99%.

The Fund’s underperformance was primarily due to stock selection. Selections in information technology (IT) and health care, the top performing and largest sectors within the Index, detracted most from performance relative to the Index. Stock selection in the industrials sector also weighed on relative returns during the period.

The industrials sector company, Hexcel Corp. (Hexcel), a provider of carbon fiber and other materials for the aerospace industry, was the leading individual detractor from relative returns. Hexcel’s stock price, already hurt by problems with Boeing’s 737 MAX, was further weighed down by the spread of the COVID-19 pandemic and the resulting slowdown in airline travel.

An overweight exposure to the real estate sector also detracted from relative performance. Within the sector, National Retail Properties, Inc., a real estate investment trust that invests in properties leased to retail businesses, was a significant detractor from returns relative to the Index. Its stock price fell with the pandemic’s outbreak, when many retail businesses were closed to curb the spread of the virus.

The Fund’s underweight exposure to the energy sector — the worst- performing sector within the Index — benefited relative returns. However, the Fund’s ownership of Diamondback Energy, Inc., an oil and gas exploration company within the sector, detracted significantly from performance relative to the Index during the period. Diamondback’s stock price fell with the onset of COVID-19, as economies worldwide slowed. The Fund’s ownership of Kirby Corp., a leading tank barge operator, also detracted from returns as a result of the worldwide economic downturn.

Stock selection was most beneficial to returns relative to the Index during the period in the financials, consumer discretionary, and real estate sectors.

In real estate, R1 RCM Inc. — a revenue management firm specializing in hospitals, health systems, and physicians groups — was a leading contributor to relative performance. Its stock price rose along with much of the health care sector as efforts escalated to respond to COVID-19.

Although stock selection in health care and IT detracted overall, the Fund’s largest contributors came from these two sectors. Emergent BioSolutions, Inc. (Emergent) is a leading supplier of vaccines, antibodies, and other medications. Most of its revenues came from long-term government contracts, which made Emergent particularly attractive amid market volatility during the period. The company benefited from the U.S. government’s heavy investment in search of a COVID-19 vaccine.

In IT, RealPage, Inc., a maker of software for the remote management of multifamily and other buildings, also contributed to relative returns. Its stock price rose sharply on the announcement that it would be acquired by Thoma Bravo, a private equity firm specializing in the software and technology-enabled services sector.

Also in IT, Stride Inc., a provider of online education, was another important contributor during the period. Its stock price rose sharply as COVID-19 compelled schools to hold classes online. By period-end, the stock was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Special Equities Fund

December 31, 2020

Performance2,3

Portfolio Managers Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	04/22/1968	04/22/1968	12.81%	12.83%	9.66%
Class A with 5.75% Maximum Sales Charge	—	—	6.34	11.51	9.01
Class C at NAV	11/17/1994	04/22/1968	12.00	11.98	8.84
Class C with 1% Maximum Sales Charge	—	—	11.00	11.98	8.84
Class I at NAV	07/29/2011	04/22/1968	13.10	13.10	9.92

Russell 2500™ Index	—	—	19.99%	13.62%	11.96%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.31%	2.06%	1.06%
Net			1.20	1.95	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2010	$23,343	N.A.
Class I	$250,000	12/31/2010	$644,361	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Special Equities Fund

December 31, 2020

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

RealPage, Inc.	2.9%

National Vision Holdings, Inc.	2.5

Valvoline, Inc.	2.4

Terminix Global Holdings, Inc.	2.4

ACI Worldwide, Inc.	2.1

Euronet Worldwide, Inc.	2.1

Haemonetics Corp.	2.0

Mercury Systems, Inc.	1.8

Teleflex, Inc.	1.7

Performance Food Group Co.	1.6

Total	21.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Special Equities Fund

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2500™ Index is an unmanaged index of approximately 2,500 small- and midcap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Eaton Vance

Special Equities Fund

December 31, 2020

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,273.30	$6.86	**	1.20%
Class C	$1,000.00	$1,268.40	$11.12	**	1.95%
Class I	$1,000.00	$1,274.80	$5.43	**	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.09	**	1.20%
Class C	$1,000.00	$1,015.30	$9.88	**	1.95%
Class I	$1,000.00	$1,020.40	$4.82	**	0.95%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Special Equities Fund

December 31, 2020

Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value

Aerospace & Defense — 2.6%

Hexcel Corp.	8,871	$430,155

Mercury Systems, Inc.(1)	10,431	918,554

		$1,348,709

Auto Components — 3.3%

Dana, Inc.	34,595	$675,294

Dorman Products, Inc.(1)	5,535	480,549

Visteon Corp.(1)	4,320	542,246

		$1,698,089

Banks — 6.2%

Commerce Bancshares, Inc.	10,746	$706,012

Community Bank System, Inc.	7,510	467,948

First Citizens BancShares, Inc., Class A	630	361,790

First Republic Bank	2,563	376,582

Pinnacle Financial Partners, Inc.	8,455	544,502

South State Corp.	9,935	718,300

		$3,175,134

Biotechnology — 2.3%

Emergent BioSolutions, Inc.(1)	7,725	$692,160

Ligand Pharmaceuticals, Inc.(1)	4,745	471,890

		$1,164,050

Building Products — 2.8%

AZEK Co., Inc. (The)(1)	21,299	$818,947

Trex Co., Inc.(1)	7,150	598,598

		$1,417,545

Capital Markets — 2.3%

Cohen & Steers, Inc.	7,839	$582,438

Tradeweb Markets, Inc., Class A	9,260	578,287

		$1,160,725

Chemicals — 3.7%

Balchem Corp.	5,507	$634,516

Valvoline, Inc.	53,270	1,232,668

		$1,867,184

Commercial Services & Supplies — 1.4%

Herman Miller, Inc.	12,590	$425,542

Viad Corp.	8,423	304,660

		$730,202

Security	Shares	Value

Communications Equipment — 1.4%

F5 Networks, Inc.(1)	4,140	$728,392

		$728,392

Containers & Packaging — 0.7%

Ball Corp.	4,010	$373,652

		$373,652

Diversified Consumer Services — 2.4%

Terminix Global Holdings, Inc.(1)	23,925	$1,220,414

		$1,220,414

Electric Utilities — 1.4%

Alliant Energy Corp.	13,414	$691,223

		$691,223

Electrical Equipment — 1.1%

AMETEK, Inc.	4,650	$562,371

		$562,371

Equity Real Estate Investment Trusts (REITs) — 8.1%

CubeSmart	20,862	$701,172

EastGroup Properties, Inc.	5,845	806,961

Equity LifeStyle Properties, Inc.	9,635	610,473

National Retail Properties, Inc.	17,160	702,187

Rexford Industrial Realty, Inc.	14,385	706,447

STORE Capital Corp.	16,870	573,243

		$4,100,483

Food & Staples Retailing — 1.6%

Performance Food Group Co.(1)	17,328	$824,986

		$824,986

Food Products — 1.2%

Nomad Foods, Ltd.(1)	24,905	$633,085

		$633,085

Gas Utilities — 1.1%

ONE Gas, Inc.	7,340	$563,492

		$563,492

Health Care Equipment & Supplies — 7.0%

Cooper Cos., Inc. (The)	881	$320,085

Envista Holdings Corp.(1)	14,420	486,387

7	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies (continued)

Haemonetics Corp.(1)	8,470	$1,005,812

ICU Medical, Inc.(1)	2,863	614,085

Tandem Diabetes Care, Inc.(1)	2,765	264,555

Teleflex, Inc.	2,084	857,712

		$3,548,636

Health Care Providers & Services — 6.4%

Addus HomeCare Corp.(1)	4,150	$485,924

Amedisys, Inc.(1)	2,145	629,193

Chemed Corp.	1,245	663,099

LHC Group, Inc.(1)	3,560	759,419

R1 RCM, Inc.(1)	30,650	736,213

		$3,273,848

Hotels, Restaurants & Leisure — 0.6%

Choice Hotels International, Inc.	2,970	$316,988

		$316,988

Household Durables — 1.0%

Tempur Sealy International, Inc.(1)	18,425	$497,475

		$497,475

Independent Power and Renewable Electricity Producers — 0.6%

Sunnova Energy International, Inc.(1)	7,030	$317,264

		$317,264

Insurance — 3.7%

First American Financial Corp.	4,986	$257,427

RLI Corp.	4,437	462,114

Selective Insurance Group, Inc.	9,130	611,527

W.R. Berkley Corp.	8,675	576,194

		$1,907,262

Interactive Media & Services — 0.9%

CarGurus, Inc.(1)	13,635	$432,639

		$432,639

IT Services — 4.5%

Black Knight, Inc.(1)	5,757	$508,631

Euronet Worldwide, Inc.(1)	7,511	1,088,494

NIC, Inc.	27,135	700,897

		$2,298,022

Security	Shares	Value

Leisure Products — 2.0%

Brunswick Corp.	10,275	$783,366

Polaris, Inc.	2,250	214,380

		$997,746

Machinery — 4.7%

Allison Transmission Holdings, Inc.	11,945	$515,188

Lydall, Inc.(1)	4,366	131,111

Middleby Corp.(1)	3,640	469,269

Mueller Water Products, Inc., Class A	61,605	762,670

Woodward, Inc.	4,320	525,009

		$2,403,247

Marine — 0.7%

Kirby Corp.(1)	6,658	$345,084

		$345,084

Multi-Utilities — 1.5%

CMS Energy Corp.	12,595	$768,421

		$768,421

Oil, Gas & Consumable Fuels — 0.9%

Diamondback Energy, Inc.	6,740	$326,216

PDC Energy, Inc.(1)	7,380	151,511

		$477,727

Pharmaceuticals — 1.3%

Jazz Pharmaceuticals PLC(1)	3,960	$653,598

		$653,598

Professional Services — 1.2%

CBIZ, Inc.(1)	23,075	$614,026

		$614,026

Road & Rail — 1.4%

Kansas City Southern	1,810	$369,475

Landstar System, Inc.	2,450	329,917

		$699,392

Semiconductors & Semiconductor Equipment — 1.2%

Silicon Laboratories, Inc.(1)	4,980	$634,153

		$634,153

8	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Software — 9.2%

ACI Worldwide, Inc.(1)	28,328	$1,088,645

Altair Engineering, Inc., Class A(1)	11,847	689,258

CDK Global, Inc.	11,705	606,670

Envestnet, Inc.(1)	8,110	667,372

nCino, Inc.(1)	2,194	158,868

RealPage, Inc.(1)	17,043	1,486,831

		$4,697,644

Specialty Retail — 5.4%

Asbury Automotive Group, Inc.(1)	1,605	$233,913

Five Below, Inc.(1)	2,975	520,565

Lithia Motors, Inc., Class A	2,475	724,358

National Vision Holdings, Inc.(1)	27,630	1,251,363

		$2,730,199

Textiles, Apparel & Luxury Goods — 0.9%

Capri Holdings, Ltd.(1)	5,410	$227,220

Deckers Outdoor Corp.(1)	770	220,821

		$448,041

Trading Companies & Distributors — 1.1%

Applied Industrial Technologies, Inc.	6,844	$533,764

		$533,764

Total Common Stocks (identified cost $34,388,106)		$50,854,912

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(2)	137,211	$137,211

Total Short-Term Investments (identified cost $137,211)		$137,211

Total Investments — 100.1% (identified cost $34,525,317)		$50,992,123

Other Assets, Less Liabilities — (0.1)%		$(32,794)

Net Assets — 100.0%		$50,959,329

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

9	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $34,388,106)	$50,854,912

Affiliated investment, at value (identified cost, $137,211)	137,211

Dividends receivable	33,978

Dividends receivable from affiliated investment	35

Receivable for Fund shares sold	70,495

Receivable from affiliate	2,684

Total assets	$51,099,315

Liabilities

Payable for investments purchased	$21,111

Payable for Fund shares redeemed	18,736

Payable to affiliates:

Investment adviser fee	25,895

Distribution and service fees	7,468

Trustees’ fees	685

Accrued expenses	66,091

Total liabilities	$139,986

Net Assets	$50,959,329

Sources of Net Assets

Paid-in capital	$33,496,876

Distributable earnings	17,462,453

Net Assets	$50,959,329

Class A Shares

Net Assets	$33,253,492

Shares Outstanding	1,248,728

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$26.63

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$28.25

Class C Shares

Net Assets	$642,913

Shares Outstanding	28,358

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$22.67

Class I Shares

Net Assets	$17,062,924

Shares Outstanding	621,596

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$27.45

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends	$471,026

Dividends from affiliated investment	3,546

Total investment income	$474,572

Expenses

Investment adviser fee	$274,166

Distribution and service fees

Class A	73,149

Class C	7,345

Trustees’ fees and expenses	2,828

Custodian fee	24,628

Transfer and dividend disbursing agent fees	59,981

Legal and accounting services	40,644

Printing and postage	14,468

Registration fees	44,076

Miscellaneous	13,682

Total expenses	$554,967

Deduct —

Allocation of expenses to affiliate	$57,539

Total expense reductions	$57,539

Net expenses	$497,428

Net investment loss	$(22,856)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,179,137

Investment transactions — affiliated investment	89

Net realized gain	$2,179,226

Change in unrealized appreciation (depreciation) —

Investments	$3,484,635

Investments — affiliated investment	(41)

Net change in unrealized appreciation (depreciation)	$3,484,594

Net realized and unrealized gain	$5,663,820

Net increase in net assets from operations	$5,640,964

11	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(22,856)	$(38,109)

Net realized gain	2,179,226	2,286,525

Net change in unrealized appreciation (depreciation)	3,484,594	9,213,111

Net increase in net assets from operations	$5,640,964	$11,461,527

Distributions to shareholders —

Class A	$(913,623)	$(1,432,333)

Class C	(22,272)	(47,924)

Class I	(459,729)	(683,967)

Total distributions to shareholders	$(1,395,624)	$(2,164,224)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$461,295	$925,631

Class C	49,654	47,571

Class I	4,177,908	6,507,487

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	781,858	1,204,363

Class C	22,186	47,823

Class I	457,529	678,594

Cost of shares redeemed

Class A	(3,730,294)	(4,699,984)

Class C	(117,270)	(282,146)

Class I	(6,527,403)	(3,626,142)

Net asset value of shares converted

Class A	290,389	529,438

Class C	(290,389)	(529,438)

Net increase (decrease) in net assets from Fund share transactions	$(4,424,537)	$803,197

Net increase (decrease) in net assets	$(179,197)	$10,100,500

Net Assets

At beginning of year	$51,138,526	$41,038,026

At end of year	$50,959,329	$51,138,526

12	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Financial Highlights

	Class A

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$24.300		$19.820		$22.700		$21.100		$19.550

Income (Loss) From Operations

Net investment loss(1)	$(0.026)		$(0.034)		$(0.036)		$(0.070)		$(0.058)

Net realized and unrealized gain (loss)	3.086		5.586		(0.982)		3.281		3.025

Total income (loss) from operations	$3.060		$5.552		$(1.018)		$3.211		$2.967

Less Distributions

From net realized gain	$(0.730)		$(1.072)		$(1.862)		$(1.611)		$(1.417)

Total distributions	$(0.730)		$(1.072)		$(1.862)		$(1.611)		$(1.417)

Net asset value — End of year	$26.630		$24.300		$19.820		$22.700		$21.100

Total Return(2)	12.81	%(3)	28.12	%(3)	(4.95	)%(3)	15.38	%(3)	15.44%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$33,253		$32,825		$28,419		$32,397		$32,005

Ratios (as a percentage of average daily net assets):

Expenses	1.20	%(3)	1.29	%(3)	1.35	%(3)	1.36	%(3)	1.41%

Net investment loss	(0.12)%		(0.14)%		(0.15)%		(0.32)%		(0.29)%

Portfolio Turnover	41%		39%		41%		65%		67%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.13%, 0.02%, 0.02% and 0.01% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$20.940		$17.330		$20.230		$19.110		$17.960

Income (Loss) From Operations

Net investment loss(1)	$(0.169)		$(0.191)		$(0.195)		$(0.215)		$(0.191)

Net realized and unrealized gain (loss)	2.629		4.873		(0.843)		2.946		2.758

Total income (loss) from operations	$2.460		$4.682		$(1.038)		$2.731		$2.567

Less Distributions

From net realized gain	$(0.730)		$(1.072)		$(1.862)		$(1.611)		$(1.417)

Total distributions	$(0.730)		$(1.072)		$(1.862)		$(1.611)		$(1.417)

Net asset value — End of year	$22.670		$20.940		$17.330		$20.230		$19.110

Total Return(2)	12.00	%(3)	27.14	%(3)	(5.66	)%(3)	14.46	%(3)	14.57%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$643		$957		$1,461		$2,243		$2,316

Ratios (as a percentage of average daily net assets):

Expenses	1.95	%(3)	2.04	%(3)	2.10	%(3)	2.11	%(3)	2.16%

Net investment loss	(0.88)%		(0.94)%		(0.93)%		(1.07)%		(1.05)%

Portfolio Turnover	41%		39%		41%		65%		67%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.13%, 0.02%, 0.02% and 0.01% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value — Beginning of year	$25.010		$20.330		$23.170		$21.460		$19.820

Income (Loss) From Operations

Net investment income (loss)(1)	$0.029		$0.032		$0.028		$(0.010)		$(0.009)

Net realized and unrealized gain (loss)	3.193		5.720		(1.006)		3.331		3.066

Total income (loss) from operations	$3.222		$5.752		$(0.978)		$3.321		$3.057

Less Distributions

From net investment income	$(0.052)		$—		$—		$—		$—

From net realized gain	(0.730)		(1.072)		(1.862)		(1.611)		(1.417)

Total distributions	$(0.782)		$(1.072)		$(1.862)		$(1.611)		$(1.417)

Net asset value — End of year	$27.450		$25.010		$20.330		$23.170		$21.460

Total Return(2)	13.10	%(3)	28.40	%(3)	(4.67	)%(3)	15.63	%(3)	15.69%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$17,063		$17,357		$11,158		$11,216		$5,954

Ratios (as a percentage of average daily net assets):

Expenses	0.95	%(3)	1.03	%(3)	1.10	%(3)	1.11	%(3)	1.16%

Net investment income (loss)	0.13%		0.13%		0.12%		(0.04)%		(0.05)%

Portfolio Turnover	41%		39%		41%		65%		67%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.13%, 0.02%, 0.02% and 0.01% of average daily net assets for the years ended December 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

15	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide growth of capital. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

16

Eaton Vance

Special Equities Fund

December 31, 2020

Notes to Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Ordinary income	$70,672	$454,418

Long-term capital gains	$1,324,952	$1,709,806

During the year ended December 31, 2020, distributable earnings was decreased by $172,986 and paid-in capital was increased by $172,986 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,038

Undistributed long-term capital gains	$1,084,447

Net unrealized appreciation	$16,374,968

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$34,617,155

Gross unrealized appreciation	$16,765,367

Gross unrealized depreciation	(390,399)

Net unrealized appreciation	$16,374,968

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM and an indirect subsidiary of Eaton Vance Corp., as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2020, the Fund’s investment adviser fee amounted to $274,166. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

17

Eaton Vance

Special Equities Fund

December 31, 2020

Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.20%, 1.95% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through April 30, 2021. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $57,539 of the Fund’s operating expenses for the year ended December 31, 2020.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, EVM earned $21,874 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $727 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2020. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2020 amounted to $73,149 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2020, the Fund paid or accrued to EVD $5,509 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2020 amounted to $1,836 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2020, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $18,039,275 and $22,993,538, respectively, for the year ended December 31, 2020.

18

Eaton Vance

Special Equities Fund

December 31, 2020

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2020	2019

Sales	21,232	39,822

Issued to shareholders electing to receive payments of distributions in Fund shares	31,325	50,177

Redemptions	(167,711)	(197,564)

Converted from Class C shares	12,803	24,778

Net decrease	(102,351)	(82,787)

	Year Ended December 31,
Class C	2020	2019

Sales	2,861	2,438

Issued to shareholders electing to receive payments of distributions in Fund shares	1,048	2,307

Redemptions	(6,296)	(14,983)

Converted to Class A shares	(14,928)	(28,363)

Net decrease	(17,315)	(38,601)

	Year Ended December 31,
Class I	2020	2019

Sales	180,173	265,744

Issued to shareholders electing to receive payments of distributions in Fund shares	17,730	27,498

Redemptions	(270,339)	(148,187)

Net increase (decrease)	(72,436)	145,055

At December 31, 2020, an Eaton Vance collective investment trust and donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 26% of the value of the outstanding shares of the Fund.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.

19

Eaton Vance

Special Equities Fund

December 31, 2020

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $137,211, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$971,029	$9,613,062	$(10,446,928)	$89	$(41)	$137,211	$3,546	137,211

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$50,854,912	*	$—	$—	$50,854,912

Short-Term Investments	—		137,211	—	137,211

Total Investments	$50,854,912		$137,211	$—	$50,992,123

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

12  Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 24, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on February 18, 2021, and would take effect upon consummation of the transaction.

20

Eaton Vance

Special Equities Fund

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Special Equities Fund

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Fund designates approximately $318,953, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 92.39% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $2,224,248 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Special Equities Fund

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Special Equities Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Special Equities Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

23

Eaton Vance

Special Equities Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

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Eaton Vance

Special Equities Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

25

Eaton Vance

Special Equities Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

26

Eaton Vance

Special Equities Fund

December 31, 2020

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

27

Eaton Vance

Special Equities Fund

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Eaton Vance

Special Equities Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

29

Eaton Vance

Special Equities Fund

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

172    12.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Balanced Fund, Eaton Vance Core Bond Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Greater India Fund, Eaton Vance Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 10 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2019 and December 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$24,450	$24,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,043	$16,258
All Other Fees(3)	$0	$0

Total	$41,493	$40,708

Eaton Vance Core Bond Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$15,250	$15,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,683	$12,198
All Other Fees(3)	$0	$0

Total	$26,933	$27,448

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$47,650	$47,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,336	$15,551
All Other Fees(3)	$0	$0

Total	$62,986	$63,201

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$16,350	$16,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,316	$6,706
All Other Fees(3)	$0	$0

Total	$27,666	$23,056

Eaton Vance Growth Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$35,450	$35,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,850	$13,840
All Other Fees(3)	$0	$0

Total	$49,300	$49,290

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$48,950	$48,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,174	$16,389
All Other Fees(3)	$0	$0

Total	$65,124	$65,339

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$32,850	$32,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,415	$11,630
All Other Fees(3)	$0	$0

Total	$45,265	$44,480

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$33,050	$33,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,297	$10,512
All Other Fees(3)	$0	$0

Total	$44,347	$43,562

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$29,450	$29,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,738	$9,953
All Other Fees(3)	$0	$0

Total	$40,188	$39,403

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	8/31/19	10/31/19	12/31/19	10/31/20	12/31/20
Audit Fees	$37,550	$104,800	$283,450	$39,350	$283,450
Audit-Related Fees(1)	$0	$0	$0	$0	$0
Tax Fees(2)	$9,550	$32,002	$119,852	$8,572	$113,037
All Other Fees(3)	$0	$0	$0	$0	$0

Total	$47,100	$136,802	$403,302	$47,922	$396,487

*	Information is not presented for the fiscal period ended 8/31/20 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	8/31/19	10/31/19	12/31/19	10/31/20	12/31/20
Registrant(1)	$9,550	$32,002	$119,852	$8,572	$113,037
Eaton Vance(2)	$8,000	$59,903	$59,903	$51,800	$150,300

*	Information is not presented for the fiscal period ended 8/31/20 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:     February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    February 24, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:    February 24, 2021